UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

AEROVIRONMENT, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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No Fee Required

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Fee paid with preliminary materials:

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2026 Proxy Statement

Note About Forward-Looking Statements
Certain statements in this Notice of 2026 Annual Meeting of Stockholders and Proxy Statement may constitute “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “will,” “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the impact of our ability to successfully close and integrate acquisitions into our operations and avoid disruptions from acquisition transactions that will harm our business; the recording of goodwill and other intangible assets as part of acquisitions that are subject to potential impairments in the future and any realization of such impairments; any actual or threatened disruptions to our relationships with our distributors, suppliers, customers and employees, including shortages in components for our products, including due to restrictions and sanctions imposed by foreign governments or otherwise; the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs; reliance on sales to the U.S. government, including uncertainties in classification, pricing or potentially burdensome imposed terms for certain types of government contracts; availability of U.S. government funding for defense procurement and R&D programs; our ability to win U.S. and international government R&D and procurement programs, including foreign military financing aid; changes in the timing and/or amount of government spending, including due to continuing resolutions and/or changing government priorities; adverse impacts of a U.S. government shutdown; our ability to realize the anticipated benefits of our acquisitions, including BlueHalo; our reliance on limited relationships to fund our development of HAPS UAS; our ability to execute contracts for anticipated sales, perform under such contracts and other existing contracts and obtain new contracts; risks related to our international business, including compliance with export control laws; the extensive and increasing regulatory requirements governing our contracts with the U.S. government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with applicable law; regulatory requirements, and contractual obligations; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats or the risk of unauthorized access to and resulting misuse of our, our customers’ and/or our suppliers’ information and systems; failure to remain a market innovator, to create new market opportunities or to expand into new markets; our ability to increase production capacity to support anticipated growth; unexpected changes in significant operating expenses, including components and raw materials; failure to develop new products or integrate new technology into current products; any increase in litigation activity or unfavorable results in legal proceedings, including pending class actions; or litigation that may arise from our acquisitions; our ability to respond and adapt to legal, regulatory and government budgetary changes; our ability to comply with the covenants in our loan documents, outstanding convertible notes or acquisition and merger agreements for acquisitions; our ability to attract and retain skilled employees, including retention of employees of acquired companies; the impact of inflation; and general economic and business conditions in the United States and elsewhere in the world; and the failure to establish and maintain effective internal control over financial reporting. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended April 30, 2026 made available with this Notice of 2026 Annual Meeting of Stockholders and Proxy Statement. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

   2026 Proxy Statement

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
Message and Q&A with Aerovironment Chairman, President, and Chief Executive Officer Wahid Nawabi
AV is built for growth: A trusted defense partner with a diversified, mission-aligned portfolio across multiple domains.
Fiscal year 2026 marked a transformational year for AV. We expanded our portfolio to include critical assets in space technologies and counter-UAS solutions, launched several new products and delivered strong results, positioning the company for near- and long-term value creation.
AV more than doubled revenue in FY26, reporting record sales of nearly $2 billion, and record bookings of $2.7 billion with record funded backlog of $1.2 billion. Organic revenue growth of 26% year-over-year was driven by product sales in our multi-mission ISR and strike programs and inorganic growth was derived from space technologies and counter-UAS solutions.1
In addition to strong financial performance, we developed several new products including:
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Switchblade 400, down selected for the U.S. Army’s LASSO program;

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Mayhem 10, built from our Switchblade family of products and offering a swappable payload with multi-launch capabilities;

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Titan 4 RF, our next generation counter-UAS solution; and

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LOCUST X3, our directed energy laser counter-UAS solution.

We also introduced our comprehensive software ecosystem, AV_Halo™, which integrates several of our software systems into one complete solution. This software system operates across all our platforms allowing several of our products to communicate in contested environments.
We believe we are well positioned to capture the increased growth in our sector as our products and solutions are closely aligned with the U.S. Department of War’s (“DoW”) highest priorities. With global demand increasing alongside U.S. demand, we are entering fiscal year 2027 sharply focused on executing with excellence. Looking ahead, we are confident in our ability to deliver sustainable growth to our shareholders while supporting our customers’ critical interests at home and abroad.
The successes from this past year have been made possible because of the talented team members that work hard every day to ensure our customers are equipped with the best possible products and solutions. I am sincerely appreciative of our team and truly grateful to our customers and shareholders.
Q)
What do you see as your near-term growth drivers?

A) We achieved record results in 2026 and expect to build on our momentum. We anticipate significant growth to come from our P550 and JUMP 20-X platforms within our multi-mission ISR category. Within our strike category, we expect continued success with our Switchblade and Red Dragon family of products. Our Counter-UAS products offer a layered defensive solution with three main offerings that are seeing increased demand both domestically and abroad. First, we are seeing strong sales in our Titan 4 RF jamming counter-UAS systems and anticipate this program to see continued strong sales growth in fiscal year 2027. Second, our Counter-UAS directed energy solution, LOCUST, has emerged as an essential and cost-effective solution for countering high-volume, low-cost drone attacks. At under $10 a shot, LOCUST

1
Organic revenue growth is a comparison of FY26 revenue, excluding revenue from acquisitions completed during year (BlueHalo and Empirical Systems Aerospace (“ESAero”)), with FY25 revenue as reported.

2026 Proxy Statement

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
restores the cost balance between offensive and defensive systems and provides the warfighter with an unlimited magazine. And finally, Freedom Eagle — 1, or FE-1, is our Counter-UAS kinetic intercept solution. This past year we were awarded a $96 million contract to develop this product, and we also announced plans to expand production capacity at our Huntsville, Alabama site in preparation for anticipated rising orders. AV is one of the only new entrants into the missile market in the last 30 years, and we are confident that our cost-effective solution will be a significant part of our growth story going forward.
Q)
Given the increased demand for several of your key products, how will you scale and deliver to meet customer needs?

A) This past year we have seen increased demand both domestically and abroad. The U.S. DoW put forth the largest defense spending request in history, and several of the key focus areas align to the products we offer. Internationally, we’ve also seen an increase in demand as emerging threats continue to rise across the globe. Being able to scale and deliver are critical in this heightened defense environment. We have been and will continue to invest in increasing our manufacturing capacity — including in Salt Lake City, Huntsville, Albuquerque and Dayton — to ensure we are ready for this type of demand environment. Separately, we are ensuring that we can procure all long-lead parts and are looking to dual-source any suppliers that are currently single-sourced. We are focused on taking actions that meet customer expectations and deliver to current and future demand levels.
Q)
What do you see as your competitive advantage in this growing defense-tech sector; what are your key differentiators?

A) AV is a trusted defense partner, with a decades-long track record of delivering on commitments. We have a diversified, mission-aligned portfolio across multiple defense domains that are aligned to our customers’ highest priorities. We are an experienced defense contractor with innovative high-tech capabilities that allow us to scale capacity to meet surging demand. We also have a proven business model to commercialize new technologies to meet domestic and international demand, and we are ready to capitalize on the growth opportunities that come our way. We look forward to delivering for our customers and shareholders for years to come.

   2026 Proxy Statement

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
Aerovironment, Inc.
Notice of 2026 Annual Meeting of Stockholders

Dear Stockholders,
We are pleased to invite you to join the board of directors and executive team of AeroVironment, Inc. (the “company”) at our 2026 annual meeting of stockholders (the “annual meeting”). We have chosen to hold this year’s annual meeting solely by remote communication. Stockholders of record as of the Record Date (as defined below) and their proxy holders will be deemed to be present and vote at the annual meeting, submit questions to the board of directors and management, and vote their shares electronically, from virtually any location with internet connectivity.
Important information relating to the annual meeting is detailed below:
TIME:	12:00 p.m. Eastern Daylight Time on Thursday, September 24, 2026
PLACE:	By remote communication at: https://edge.media-server.com/mmc/p/tkapoeyh
Unanimous Recommendations of Board of Directors
ITEMS OF BUSINESS:
(1)
Elect Edward R. Muller, William J. Lynn, III, Philip S. Davidson, Mary Beth Long and Michael D. Ruppert as directors, each to serve for a one-year term (each to serve until his or her successor is elected and qualified or until his or her earlier death, resignation or removal);

FOR
	(2) Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2027;	FOR
	(3) Conduct a non-binding advisory vote on a resolution relating to the compensation of our Named Executive Officers; and	FOR
(4) Transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.
RECORD DATE:	You are entitled to notice of and to vote at the annual meeting if you were a stockholder of the company at the close of business on August 7, 2026 (the “Record Date”).
MEETING PARTICIPATION AND ATTENDANCE:
You will be deemed to be present in person and entitled to vote at the annual meeting and may participate in the annual meeting, including by submitting questions, if you were a stockholder as of the Record Date or you hold a valid proxy from a stockholder of record as of the Record Date. This year’s annual meeting will be conducted solely by means of remote communication. Stockholders of record as of the Record Date (or their proxies) will be deemed to be present in person and can participate in and vote at the annual meeting by logging in with their 11-digit voter control number issued by Equiniti Trust Company, LLC (“EQ,” and formerly American Stock Transfer & Trust Company LLC) and password of AVAV2026 (case sensitive). Online access to the annual meeting will open up approximately 60 minutes prior to the start of the annual meeting to allow for you to test your computer audio system.

2026 Proxy Statement   1

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting

If you are logged into the meeting with your confirmation number and wish to submit a question, select the “Questions” box at the bottom of the page of the annual meeting website.
Beneficial Stockholders. If your shares are held in the name of a broker, bank or other holder of record, you should receive a proxy card and voting instructions with these proxy materials. To be deemed present in person and participate, including by submitting questions, and vote at the annual meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance of the annual meeting. Follow the instructions from your broker or bank included in the enclosed proxy statement or contact your broker or bank to request a legal proxy form.
After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the annual meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to EQ. Requests for registration should be directed to proxy@equiniti.com or to facsimile number 718-765-8730. Written requests can be mailed to:
Equiniti Trust Company LLC
1110 Centre Point Curve, Suite 101
Mendota Heights, MN 55120-4100
Requests for registration must be labelled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Daylight Time, on September 17, 2026. You will receive a confirmation of your registration by email after we receive your registration materials.

VOTING BY PROXY:
Registered Stockholders. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting by means of remote communication. Instructions for voting are on your proxy card. If you attend the annual meeting by means of remote communication, you may also submit your vote during the annual meeting, and any previous votes you submitted will be superseded by the vote that you cast at the annual meeting.
You are urged to date, sign and promptly return the proxy card in the envelope provided to you, or to use the telephone or internet method of voting described on your proxy card, so that if you are unable to attend the annual meeting by means of remote communication your shares can be voted.
Beneficial Stockholders. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares. Without your instructions as to how to vote, brokers are not permitted to vote your shares at the annual meeting with respect to the election of directors or the non-binding advisory vote on a resolution relating to the compensation of our named executive officers. Please instruct your broker how to vote your shares using the voting instructions provided by your broker.
This Notice of 2026 Annual Meeting and the enclosed proxy statement are issued in connection with the solicitation of a proxy on the enclosed form by the board of directors of AeroVironment, Inc. for use at our 2026 annual meeting of stockholders. We will begin mailing this notice and the enclosed proxy statement, a form of proxy and our 2026 annual report on or about August 17, 2026.
Thank you for your support.
Wahid Nawabi
Chairman, President and Chief Executive Officer
Arlington, Virginia
August 14, 2026

2   2026 Proxy Statement

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 24, 2026

YOUR VOTE IS EXTREMELY IMPORTANT
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 24, 2026
This notice, the enclosed proxy statement, and our
2026 annual report to stockholders, are available on our website at
http://investor.avinc.com/financial-information/financial-filings-and-releases.

2026 Proxy Statement   3

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
Proxy Summary
This proxy statement is furnished to our stockholders in connection with the solicitation of proxies by the board of directors (the “board” or “board of directors”) of AeroVironment, Inc. (the “company”) for our 2026 annual meeting of stockholders, together with any adjournment or postponement thereof (the “annual meeting”), to be held on Thursday, September 24, 2026, for the purposes set forth in the notice of annual meeting with which this proxy statement is enclosed. Our principal executive offices are located at 241 18th Street South, Suite 650, Arlington, VA 22202. Enclosed with this proxy statement is a copy of our 2026 annual report for the fiscal year ended April 30, 2026. However, the 2026 annual report is not intended to be a part of, and shall not be deemed to be incorporated by reference into, this proxy statement or a solicitation of proxies.
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information that you should consider, and you should read the entire proxy statement before voting. For more complete information regarding the company’s 2026 performance, please review our annual report on Form 10-K for the fiscal year ended April 30, 2026. This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about August 17, 2026.
Voting and Meeting Information
It is important that you vote in order to impact the future of the company. Please carefully review the proxy materials for the annual meeting, which will be held on Thursday, September 24, 2026, at 12:00 p.m., Eastern Daylight Time, solely by means of remote communication at https://edge.media-server.com/mmc/p/tkapoeyh, and follow the instructions below to cast your vote on all of the voting matters.
Who is Eligible to Vote
You are entitled to notice of and to vote at the annual meeting if you were a stockholder of record at the close of business on August 7, 2026, which we refer to as the “Record Date” of the annual meeting. On the Record Date, there were 50,822,615 shares of common stock issued and outstanding and entitled to vote at the annual meeting. The holders of our common stock are entitled to one vote per share on any proposal presented at the annual meeting. We have no other voting securities outstanding.
Voting in Advance of the Meeting
Even if you plan to attend the annual meeting by means of remote communication, please vote right away using one of the following advance voting methods (see page 83 for additional details). Make sure to have your proxy card or voting instruction form in hand and follow the instructions.
You can vote in advance of the meeting in one of three ways:
Visit the website listed on your proxy card/voting instruction form to vote BY INTERNET
Call the telephone number on your proxy card/voting instruction form to vote BY TELEPHONE
Sign, date and return your proxy card/voting instruction form in the enclosed envelope to vote BY MAIL

4   2026 Proxy Statement

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Proxy Summary
Attending and Voting at the Annual Meeting
All stockholders of record as of the Record Date who attend the annual meeting by remote communication will be deemed to be present in person and entitled to vote at the annual meeting. Beneficial owners will be deemed to be present in person and entitled to vote at the annual meeting if they have a legal proxy from a stockholder of record as of the Record Date, as described on page 82.
Important Note about Meeting Admission Requirements: If you plan to attend the meeting by means of remote communication, you should review the important details on admission requirements on page 82.
Electronic Document Delivery
Instead of receiving future copies of our notice of annual meeting, proxy statement and the annual report by mail, stockholders of record and most beneficial owners can elect to receive an email that will provide electronic links to these documents. Opting to receive our proxy materials online will save on the cost of producing and mailing documents and significantly reduce paper waste and will also provide an electronic link to quickly and efficiently access the proxy voting site. Please see your proxy card for the website to which you are referred to vote your shares for instructions on how to elect to receive your future proxy materials electronically.
Roadmap of Voting Matters
Stockholders are being asked to vote on the following matters at the annual meeting:	Our Board’s Recommendation

Proposal 1. Election of Directors (page 8)
The board believes that the combination of qualifications, skills and experiences of Edward R. Muller, William J. Lynn, III, Philip S. Davidson, Mary Beth Long and Michael D. Ruppert contribute to an effective and well-functioning board and their continued service as directors would be in the best interests of the company and its stockholders. Each of Edward R. Muller, William J. Lynn, III, Philip S. Davidson, Mary Beth Long and Michael D. Ruppert possess the necessary qualifications to assist the board in providing effective oversight of the business and strategic advice and counsel to the company’s management.
FOR each Director Nominee

Proposal 2. Ratification of the Selection of Deloitte & Touche LLP as Our Independent Registered Public Accounting Firm (page 77)
The audit committee of the board (the “Audit Committee”) has appointed Deloitte & Touche LLP to serve as the company’s independent registered public accounting firm for the fiscal year ending April 30, 2027. The Audit Committee and the board believe that the appointment of Deloitte & Touche LLP to serve as the company’s independent registered public accounting firm is in the best interests of the company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of our independent registered public accounting firm.
FOR

Proposal 3. Non-Binding Advisory Vote on a Resolution Relating to the Compensation of Our Named Executive Officers (page 79)
The company believes that our compensation programs are designed to attract, incentivize and reward our leadership for increasing stockholder value and align the interests of leadership with those of our stockholders on an annual and long-term basis. The company seeks a non-binding advisory vote from its stockholders to approve a resolution relating to the compensation of our Named Executive Officers, as described in the Compensation Discussion and Analysis section beginning on page 43 and the Compensation Tables section beginning on page 62. The board values stockholder opinions and the compensation committee of the board (the “Compensation Committee”) will consider the outcome of the advisory vote when considering future executive compensation decisions.
FOR

2026 Proxy Statement   5

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Proxy Summary
Questions and Answers (Page 81)
Please see the Questions and Answers section beginning on page 81 for important information about the proxy materials, voting, the annual meeting, company documents, communications and the deadlines to submit stockholder proposals for the 2027 annual meeting of stockholders. Additional questions may be directed to Investor Relations at (703) 418-2828 or https://investor.avinc.com/contact-and-faq/contact-us.
Corporate Governance (Page 26)
The company is committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens board and management accountability and helps build public trust in the company. Highlights of our governance practices include:
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Highly qualified and engaged board of directors, with relevant expertise for overseeing our strategy, capital allocation, performance, succession planning and risk

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High proportion of independent directors (9 of 10)

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Independent Audit, Compensation, Nominating and Corporate Governance and Cybersecurity Committees

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Board comprised of directors with key skills, attributes and experiences linked to the company’s needs and business priorities

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Limitation to four public companies on which directors can serve without receiving prior approval of the Chair of the Nominating and Corporate Governance Committee

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Disclosed “skills matrix” for the board

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Regular board and committee self-evaluations

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Majority vote cast standard for election of directors in uncontested elections

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Lead Independent Director

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Regular reviews for board refreshment

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Active stockholder engagement

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Anti-hedging, anti-pledging, and anti-short sale policies for all executives, directors and employees

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Executive compensation driven by pay-for-performance philosophy

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Annual Say-on-Pay advisory vote on executive compensation

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Share ownership guidelines and share retention policy for executives and directors

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Compensation recovery (clawback) policy for executives

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Stockholders “proxy access” right to nominate director candidates and have those nominees included in our proxy statement, subject to meeting the requirements contained in our bylaws

6   2026 Proxy Statement

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Proxy Summary
Director Nominees and Other Directors (Pages 13 — 24)
Name	Age	Director Since	Primary Experience	Committee Membership	# of Other Public Company Boards
Director Nominees
Edward R. Muller*	74	2013	Former Chairman and Chief Executive Officer of GenOn Energy Inc. and former director of public companies	A, C, E, L	0
William J. Lynn, III*	72	2026	Former Chairman and Chief Executive Officer of Leonardo DRS, Inc., and the 30th U.S. Deputy Secretary of Defense		0
Admiral Philip S. Davidson (Ret.)*	65	2023	Retired Navy Admiral, founder of Davidson Strategies, LLC and current director of two other public companies	A, NCG, CS	2
Hon. Mary Beth Long*	61	2023	Former United States Assistant Secretary of Defense for International Security Affairs; former Chair, NATO High Level Group; former Sr. Advisor to Lockheed Martin International and founder and CEO of Metis Solutions, LLC. Sr. Advisor to AWS Global and Sr. Advisor Upsher Management Company and director of two private companies.	NCG, CS	0
Michael D. Ruppert*	52	2026	Chief Financial Officer of ManTech International Corporation, and former Executive Vice President and Chief Financial Officer and Treasurer of Mercury Systems, Inc.		0
Other Directors
Wahid Nawabi	57	2016	President and Chief Executive Officer of the company since May 2016; former Chief Operating Officer and Senior Vice President of the company and General Manager of the company’s former Efficient Energy Systems (“EES”) division	E	0
Stephen F. Page*1	86	2013	Former Chief Financial Officer of United Technologies Corporation and Chief Executive Officer of its Otis Elevator division and former director of public companies	A, NCG	0
Charles Thomas Burbage*1	78	2013	Former Executive Vice President and General Manager, Joint Strike Fighter Program of Lockheed Martin	C, NCG, E	0
Cindy K. Lewis*	69	2021	Former Chairperson for AirBorn Consolidated Holdings, Inc. Former President and Chief Executive Officer of AirBorn Consolidated Holdings, Inc.	A, C	0
General Joseph L. Votel (Ret.)*	68	2023	Retired four-star Army general, former commander of United States Central Command, current Strategic Advisor for Sierra Nevada Corporation and director of four private companies	C, CS	0
* = Independent Director   |   L = Lead Independent Director   |   A = Audit Committee   |   C = Compensation Committee   |   CS = Cybersecurity Committee   |   E = Executive Committee   |   NCG = Nominating and Corporate Governance Committee
1.
Not standing for re-election at the 2026 annual meeting of stockholders.

2026 Proxy Statement   7

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
Proposal 1. Election of Nominees to the Board of Directors

Our board of directors (or our “board”) currently consists of ten members and is currently divided into three classes of directors. At our 2024 Annual Meeting of Stockholders, our board recommended for adoption, and our Stockholders approved the proposal to provide for annual election of all directors, as their current terms expire, beginning with the directors up for election at our 2025 Annual Meeting of Stockholders. The nominees named herein for election at the annual meeting will be elected for a one-year term as contemplated by the company’s Amended and Restated Certificate of Incorporation, which amended the company’s previous certificate of incorporation to declassify the board over time such that from and after the election of directors at our 2027 annual meeting of stockholders, all directors will thereafter serve a one-year term expiring at the next annual meeting of stockholders (each director to serve until such director’s successor is elected and qualified or until such director’s earlier death, resignation, or removal).
Our Amended and Restated Certificate of Incorporation provides that vacancies on the board created by the death, resignation, or removal of a director may be filled solely by a majority of the directors in office (although less than a quorum), or by a sole remaining director, and the director so elected will hold office for the unexpired term of such director’s predecessor.
The term of office of the directors currently classified as “Class I” and “Class II” directors, which include Edward R. Muller, Charles Thomas Burbage and William J. Lynn, III, and Stephen F. Page, Philip S. Davidson, Mary Beth Long and Michael D. Ruppert, respectively, expires at the beginning of the 2026 annual meeting.
On July 29, 2026, the company reported that Mr. Page notified the board of his decision to retire from the board effective upon the expiration of his current term and therefore resign as a director effective at the annual meeting. Mr. Page will continue to serve as a director and as a member of the board’s Audit Committee and Nominating and Corporate Governance Committee until the annual meeting.
On August 7, 2026, the company reported that Mr. Burbage notified the board of his decision to retire from the board effective upon the expiration of his current term and therefore resign as a director effective at the annual meeting. Mr. Burbage will continue to serve as a director and as a member of the board’s Compensation Committee,
Nominating and Corporate Governance Committee and Executive Committee until the annual meeting.
At the recommendation of the Nominating and Corporate Governance Committee, our board of directors proposes the election of Edward R. Muller, William J. Lynn, III, Philip S. Davidson, Mary Beth Long and Michael D. Ruppert as directors to serve for a one-year term expiring at the 2027 annual meeting of stockholders (each to serve until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal). Mr. Muller, Mr. Lynn, Mr. Davidson, Ms. Long and Mr. Ruppert are incumbent directors.
Each of Mr. Muller, Mr. Lynn, Mr. Davidson, Ms. Long and Mr. Ruppert has indicated their willingness to serve if elected. If any of Mr. Muller, Mr. Lynn, Mr. Davidson, Ms. Long or Mr. Ruppert becomes unable to serve or for good cause will not serve, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the board may recommend (or may be persons nominated by the Sponsor Members subject to the terms of the Shareholders Agreement as described further below), unless the board reduces the number of directors prior to the annual meeting. There are currently three Class III directors whose terms expire at the annual meeting of stockholders in 2027, in each case, until their successors are elected and qualified or until their earlier death, resignation, or removal.
Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named herein. If voting instructions are received, the proxy holders will vote the proxy cards received by them in accordance with the instructions received. Because only the five nominees named in this proxy statement have been nominated in accordance with our bylaws, in no event may the proxy holders vote for the election of more than five nominees. We have no reason to believe that the nominees named in this proxy statement will be unable or unwilling to serve if elected as directors.

8   2026 Proxy Statement

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Proposal 1. Election of Nominees to the Board of Directors
The principal occupation and certain other information about the nominees, our other directors and our executive officers are set forth on the following pages.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE FIVE BOARD NOMINEES LISTED ABOVE.

Election Process and Voting Standard
There are no limits on the number of terms a director may serve. We believe term limits may cause the loss of experience and expertise important to the effective operation of our board of directors. However, to ensure that the board remains composed of high-functioning members able to keep their commitments to board service, the Nominating and Corporate Governance Committee evaluates the qualifications and considers the performance of each incumbent director, whether initially recommended by management, other board members or stockholders, before recommending to our board of directors the nomination of that director for an additional term.
Because the number of nominations for election as directors at the annual meeting does not exceed the number of directors to be elected, our bylaws provide that each of the five nominees named in this proxy statement will be elected at the annual meeting by a vote of the majority of the votes cast with respect to such nominee’s election at the annual meeting (to the extent a quorum is present for the transaction of business).
Our Corporate Governance Guidelines provide that following any stockholder meeting at which directors are subject to an uncontested election, any incumbent director who receives a greater number of votes cast “against” such director’s election than votes cast “for” such director’s election (with abstentions and broker non-votes not counted as votes cast either “for” or “against” such director’s election) is required to submit, promptly after the final certification of the election results, a letter of resignation to the board of directors for consideration by the Nominating and Corporate Governance Committee. Our Corporate Governance Guidelines require the Nominating and Corporate Governance Committee to consider the offer of resignation and recommend to the board of directors whether to accept or reject the resignation, or whether other action should be taken. The board of directors is required by our Corporate Governance Guidelines to act on the Nominating and Corporate Governance Committee’s recommendation within one hundred (100) days following the final certification of the election results and publicly disclose its decision, and the reasons for such decision if such offer of resignation is rejected.
In addition, pursuant to our Corporate Governance Guidelines, a director, including a director who is currently an officer or employee of the company, who resigns or materially changes his or her position with his or her employer may be asked by the Nominating and Corporate Governance Committee to submit a letter of resignation to the board. The Nominating and Corporate Governance Committee may request such a resignation letter if, for example, continuing service on the board by the individual is not consistent with the criteria deemed necessary for continuing service on the board.

Director Nominations
Pursuant to the Amended and Restated Nominating and Corporate Governance Committee Charter (the “Nominating and Corporate Governance Committee Charter”), the purpose of the Nominating and Corporate Governance Committee is assisting the board in identifying qualified candidates to become directors and selecting nominees for election as directors at the next annual meeting of stockholders. Nominees for election as directors may be suggested by directors, members of management or stockholders.
On November 18, 2024, in connection with the company’s execution of the merger agreement to acquire BlueHalo Financing Topco, LLC (“BlueHalo”), the company entered into a shareholder’s agreement (the “Shareholders Agreement”) with Arlington Capital Partners V, L.P. and Arlington Capital Partners VI, L.P. (the “Sponsor Members”) pursuant to which the company provided the Sponsor Members with certain board nominee designation rights. The Shareholders Agreement provides, among other things, that the Sponsor Members (a) have the right to designate two individuals as director nominees until they and their affiliates cease to collectively hold and own, directly or indirectly, at least 20% of the issued and outstanding shares of our common stock and (b) have the right to designate one individual as a director nominee until they and their affiliates cease to collectively hold and own, directly or indirectly, at least 15% but less than 20% of the issued and outstanding shares of our common stock (such director nominees, the “Sponsor Director Nominees”). Based on the current ownership of issued and outstanding shares of our common stock by the Sponsor Members, the Sponsor Members currently have the right to designate two director nominees. Mr. Albers and

2026 Proxy Statement   9

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Proposal 1. Election of Nominees to the Board of Directors
Mr. Wodlinger, who each joined the board upon the closing of our acquisition of BlueHalo on May 1, 2025, as the Sponsor Director Nominees, both resigned from the board on June 16, 2026. Both Mr. Wodlinger and Mr. Albers noted in their separate letters that their decision to resign from the board is not the result of any disagreement with management on any matter relating to the Company’s operations, policies, or practices. Following these resignations, the Sponsor Members have not designated any successor Sponsor Director Nominees and following the appointments of William J. Lynn, III and Michael D. Ruppert as directors in July and August 2026, respectively, the number of directors on the board will remain at ten until the resignations by retirement of Stephen F. Page and Charles Thomas Burbage become effective at the annual meeting. Following the annual meeting, and in order to address the two vacancies left by the effectiveness of the resignations of Messrs. Page and Burbage, the board anticipates that it will reduce the size of the board by two in accordance with Section (1) of Article FIFTH of the certificate of incorporation and Section 1 of Article III of the bylaws. The Sponsor Members will remain able to nominate two Sponsor Director Nominees, subject to the term of the Shareholders Agreement, and the board would anticipate increasing the size of the board to accommodate any such nominees upon notice from the Sponsor Members.
Stockholders who would like the Nominating and Corporate Governance Committee to consider their recommendations for nominees for election to the board of directors should submit their recommendations in writing by mail to the Nominating and Corporate Governance Committee in care of the Office of the Corporate Secretary, AeroVironment, Inc., 241 18th Street South, Suite 650, Arlington, VA 22202 or by email to corporatesecretary@avinc.com. Recommendations of nominees by stockholders that are made in accordance with these procedures will receive the same consideration as other nominees for election as directors made by directors and members of management.

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Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting

Director Qualifications
and Independence

Directors are responsible for overseeing the company’s business consistent with their fiduciary duties to the company and its stockholders. This significant responsibility requires highly skilled individuals with diverse qualities, attributes and professional experience. The board believes that there are general requirements that are applicable to all directors and other skills and experience that only need to be represented on the board as a whole, but not necessarily possessed by each director. The board and the Nominating and Corporate Governance Committee carefully consider the qualifications of directors and director candidates individually and in the broader context of the board’s overall composition and the company’s current and future needs.

Qualifications Required of Directors
In its assessment of each potential director nominee, the Nominating and Corporate Governance Committee considers the nominee’s judgment, integrity, experience, independence, understanding of the company’s business or related industries and such other factors as the Nominating and Corporate Governance Committee determines are pertinent in light of the current needs of the board, including the provisions of the Shareholders Agreement, which provides the Sponsor Members with the right to appoint Sponsor Director Nominees, subject to certain conditions. The Nominating and Corporate Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill the responsibilities of a director to the company. The board and the Nominating and Corporate Governance Committee require that each director nominee be a person of high integrity, ethics and values, have a proven record of success and demonstrate respect for sound corporate governance requirements and practices. Each director nominee must also possess practical and mature business judgment, as well as demonstrate innovative thinking and an entrepreneurial spirit – all qualities that the board believes are essential to its ability to maintain the company’s culture of innovation. In addition, the board conducts interviews of potential director candidates to assess intangible qualities, including the individual’s ability to ask difficult questions while maintaining collegiality.
Specific Qualifications, Attributes, Skills and Experience to Be Represented on the Board
The Nominating and Corporate Governance Committee considers the following criteria (some of which are enumerated in the Nominating and Corporate Governance Committee Charter or the Corporate Governance Guidelines and others have been deemed appropriate by the Nominating and Corporate Governance Committee in accordance with the Nominating and Corporate Governance Committee Charter) in recommending nominees for election to the board:
•
personal and professional integrity, ethics and values;

•
experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•
understanding of the company’s business;

•
experience in the aerospace and defense industry;

•
experience as a board member of another publicly held company;

•
diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members;

•
educational background;

•
diversity of personal background relative to other board members, including gender, age, and ethnic diversity;

•
global and international business experience;

•
strategic development experience, including mergers, acquisitions, venture capital and other strategic transactions;

•
experience in marketing, engineering, technology and innovation, operations, supply chain, manufacturing and legal;

•
high level of financial literacy and experience;

•
cybersecurity experience;

•
commercial business experience;

•
experience in scaling or growing a startup or small business into a significant business;

•
practical and mature business judgment; and

•
entrepreneurial spirit and innovativeness.

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Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Director Qualifications and Independence
Independence Determinations
Under the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”), and the company’s Corporate Governance Guidelines, the board must consist of a majority of independent directors. In making independence determinations, the board observes Nasdaq and the Securities and Exchange Commission (“SEC”) criteria and considers all relevant facts and circumstances. To be considered independent under Nasdaq listing standards, a director must pass certain objective tests, such as not being an executive officer or employee of the company or having certain business dealings with the company. Additionally, Nasdaq independence standards include a subjective test that requires our board to make a subjective determination that an individual has no relationships that in the opinion of the company’s board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
The board undertook a review of the independence of each director and nominee and considered whether each such individual has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities as a director. Based upon information requested from and provided by each director and nominee regarding his or her business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and nominee, the board has determined that, other than Mr. Nawabi, all members of the board qualify as independent directors in accordance with the Nasdaq listing standards and Rules 10C-1 and 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
2026 Nominees for
Election as Directors
The board and the Nominating and Corporate Governance Committee believe that the combination of the various qualifications, skills and experience of the director nominees named in this proxy statement would contribute to an effective and well-functioning board. They also believe that the combination of the various qualifications, skills, and experiences of such director nominees individually, and when combined with the other directors, will create a board possessing the necessary qualifications to provide effective oversight of the business and strategic advice and counsel to the company’s management.
Included in the biographies of the director nominees for election at the annual meeting and the other directors below is an assessment of the specific qualifications, attributes, skills, and experiences that such director nominees and the other members of the board provide to the board of directors and the company.
As previously announced, Stephen Page, director since 2013, notified the board of his decision to retire from the board effective upon the expiration of his current term and therefore resign as a director effective at the annual meeting. Charles Thomas Burbage, also a director since 2013, also notified the board of his decision to retire from the board effective upon the expiration of his current term and therefore resign as a director at the annual meeting. The board wishes to thank both Mr. Page and Mr. Burbage for their years of leadership and service to AeroVironment, and to recognize their numerous individual contributions to the company during their tenures on the board. Due to their decisions to resign effective at the 2026 annual meeting, Mr. Page and Mr. Burbage have been excluded from the biographies and qualifications, attributes, skills and experiences disclosures below.

2026 Proxy Statement   13

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-2026 Nominees for Election as Directors
Director Nominees
Edward R. Muller
Director Since:	2013
Age:	74
Board Committees and Leadership:	Chair of Audit Committee; member of Compensation Committee and Executive Committee; Lead Independent Director
Summary of Experience:
Mr. Muller has served as a member of our board of directors since 2013. Mr. Muller served as Vice Chairman of NRG Energy, Inc. (NYSE: NRG), a U.S.-based producer and retail supplier of electricity, from December 2012 to February 2017. Prior to the merger in 2012 of NRG and GenOn Energy Inc., Mr. Muller served as the Chairman and Chief Executive of GenOn, which also produced and sold electricity in the United States, a position he held beginning in 2010. From 2005 to 2010, Mr. Muller was Chairman and Chief Executive of Mirant Corporation, which produced and sold electricity in the United States and internationally. Previously, Mr. Muller served as President and Chief Executive Officer of Edison Mission Energy until 2000, which produced electricity in the United States and internationally. Mr. Muller previously served as Vice President, Chief Financial Officer, General Counsel and Secretary of Whittaker Corporation, a conglomerate with activities in aerospace, chemicals, healthcare and metals. From 2007 to 2024, Mr. Muller served as a director of Transocean Ltd. (NYSE: RIG), an offshore oil and gas driller. Mr. Muller currently serves as the Chairman of the Advisory Board of the UCLA Institute for Carbon Management and of CarbonBuilt, Inc., a provider of low carbon concrete technology, Concrete, AI, Inc., a provider of AI-assisted concrete production and carbon reductions, Equatic, Inc., a carbon-capture technology company, Nextli Technologies, Inc., a cement decarbonization company, and, Specifx, Inc., developer of lithium extraction technologies. He previously served as a director of Contact Energy, Ltd., Edison Mission Energy, Interval, Inc., Oasis Residential, Inc., Ormat Technologies, Inc., RealEnergy, Inc., RigNet Inc., Strategic Data Corp., The Keith Companies, Inc., and Whittaker Corporation. Mr. Muller is a member of the Council on Foreign Relations and the Pacific Council on International Policy, and previously was Chairman of the U.S. — Philippines Business Committee, Co-Chairman of the International Energy Development Council and a member of the Board of Trustees of the Riverview School. Mr. Muller received his undergraduate degree from Dartmouth College and a J.D. from Yale Law School.

Specific Qualifications, Attributes, Skills and Experience

Chief Executive Officer and Executive Experience
Mr. Muller brings broad and extensive executive leadership experience to our board, having served as Chief Executive Officer of large companies that produced electricity for more than 15 years and as Chief Financial Officer and General Counsel of Whittaker Corporation. He is the Chairman and CEO of Specifix, Inc, Equatic, Inc., and Nextli Technologies, Inc.

Public Company Board Experience
Serving or having served as a director of 11 different public companies, Mr. Muller brings tremendous business and corporate governance oversight experience to the company and its board.

Financial Expertise
Mr. Muller has extensive financial and accounting experience as a Chief Executive Officer of several energy companies and as Chief Financial Officer of Whittaker Corporation and from serving on numerous public company audit committees. Our board and Audit Committee benefit from Mr. Muller’s extensive financial and accounting experience.

Extensive Global or International Business Experience
Mr. Muller has extensive international business experience and is a recognized expert on international policy and energy development. Besides his substantial international business experience as a Transocean Ltd. director, Mr. Muller serves as a Member of the Council on Foreign Relations and the Pacific Council on International Policy and was previously Chairman of the U.S. Philippines Business Committee and Co-Chairman of the International Energy Development Council.

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Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-2026 Nominees for Election as Directors
William J. Lynn, III
Director Since:	2026
Age:	72
Board Committees and Leadership:	None
Summary of Experience:
Mr. Lynn has served as a member of our board of directors since June 2026. Mr. Lynn served as Chairman and Chief Executive Officer of Leonardo DRS, Inc. (NASDAQ: DRS), a leading defense electronics company, from 2012 until 2026. Mr. Lynn previously served as the 30th U.S. Deputy Secretary of Defense from 2009 to 2011 under Secretaries Robert Gates and Leon Panetta, where as the Department’s chief operating officer he led the development of the Department’s first cyber strategy.
Earlier in his career, Mr. Lynn held senior roles at Raytheon Company, where he served as Senior Vice President of Government Operations and Strategy from 2002 to 2009. From 1997 to 2001, he served as Under Secretary of Defense (Comptroller) and Chief Financial Officer. Prior to that role, he served as Director of Program Analysis and Evaluation for the Department of Defense from 1993 to 1997. Mr. Lynn currently sits on the board of Accenture Federal Services, LLC. He is a graduate of Dartmouth College, holds a J.D. from Cornell Law School and an M.P.A. in international affairs from Princeton University.

Specific Qualifications, Attributes, Skills and Experience

Chief Executive Officer or Executive Experience
Mr. Lynn’s service as the Chairman and Chief Executive Officer of Leonardo DRS for 14 years brings valuable experience to our board and providing oversight to our management team.

Defense and Related Industry Experience
Mr. Lynn has extensive experience in the defense industry and national security from his service within the U.S. Department of Defense and in the private sector with roles at Leonardo DRS and Raytheon. As a result, Mr. Lynn is able to provide valuable insight and perspective to the board on the evolving defense industry.

Extensive Global or International Business Experience
Mr. Lynn’s gained significant knowledge of the international defense industry from his positions as the Chief Executive Officer of a global defense contractor and as the Deputy Secretary of Defense. Such knowledge and experience is a valuable asset to our board of directors as we continue to expand our international business and presence.

Public Company Board Experience Mr. Lynn’s prior service as the Chairman of Leonardo DRS provides the board with valuable corporate governance and board leadership experience.

2026 Proxy Statement   15

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-2026 Nominees for Election as Directors
Admiral Philip S. Davidson (Ret.)
Director Since:	2023
Age:	66
Board Committees and Leadership:	Chair of the Nominating and Corporate Governance Committee; Member of the Audit Committee; Member of the Cybersecurity Committee
Summary of Experience:
Admiral Davidson has served as a member of our board of directors since June 2023. Mr. Davidson retired from the U.S. Navy in May 2021, following a highly distinguished military career which spanned nearly 39 years of service and culminated in his appointment as a four-star Admiral and in service as Commander of United States Indo-Pacific Command (INDOPACOM) from 2018 to 2021. He previously served as the commander of U.S. Fleet Forces Command/Naval Forces U.S. Northern Command and as the commander, U.S. 6th Fleet, and the commander, Naval Striking and Support Forces NATO, while simultaneously serving as the deputy commander, U.S. Naval Forces Europe and U.S. Naval Forces Africa. Mr. Davidson founded and now runs Davidson Strategies LLC, a management, technical and strategic advisory firm.
Mr. Davidson is currently on the board of directors of Par Pacific Holdings, Inc. (NYSE: PARR), an oil and gas exploration and production company, and Norfolk Southern Corporation (NYSE: NSC), a freight transportation network operator. He is also the Chair of the Board at the Center for Strategic and Budgetary Assessments, an independent, non-partisan policy research institute, and serves on military advisory group to the Sasakawa Peace Foundation USA.
He received a Bachelor of Science degree in Physics from the U.S. Naval Academy in 1982 and a Master of Arts in National Security and Strategic Studies from the U.S. Naval War College in 1992.

Specific Qualifications, Attributes, Skills and Experience

Defense and Related Industry Experience
From his 39 years of service in the U.S. Navy, and service on military advisory groups, Mr. Davidson brings highly relevant experience to our military-focused intelligent, multi-domain robotic systems business. He offers critical insight into the needs and demands of our customers.

Extensive Global or International Business Experience
As a result of his military service and consulting experience, Mr. Davidson has extensive international business experience, including knowledge of international military customers, which is highly relevant to our expanding international business.

Public Company Board Experience
Mr. Davidson’s service as a director of Par Pacific Holdings, Inc. and Norfolk Southern Corporation provides us with valuable corporate governance and board leadership experience.

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Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-2026 Nominees for Election as Directors
Hon. Mary Beth Long
Director Since:	2023
Age:	62
Board Committees and Leadership:	Member of the Nominating & Corporate Governance Committee; Member of the Cybersecurity Committee
Summary of Experience:
The Honorable Mary Beth Long has served as a member of our board of directors since August 2023. Ms. Long is an American foreign policy expert, entrepreneur, and former U.S. Government official. From 2007-2009, Ms. Long served as the Assistant Secretary of Defense under Secretary of Defense Robert E. Gates, where she was the first woman confirmed to a four-star military equivalent position by the U.S. Senate and oversaw all international weapons sales. This role was the culmination of 17 years of intelligence and defense related government service where she held multiple leadership roles including Chair of NATO’s nuclear and missile defense High Level Group (HLG), Principal Deputy Secretary of Defense for Asia and Southeast Asia, and Deputy Secretary of Defense for Counter Narco-terrorism.
Ms. Long is the Principle at MB Long and Associates, PLLC, a law firm specializing in international defense sales and compliance. She is the founder of Metis Solutions, LLC and Askari Defense & Intelligence, LLC, firms focused on national defense and international weapons sales. Ms. Long is also a Senior Advisor to AWS Global and Upsher Wealth Management, as well as on the advisory board for Liberty Defense Holdings, Ltd. and X-Bow Systems, Inc. Ms. Long was also a director for Red Cat Holdings, Inc. (NASDAQ: RCAT), a drone company, from November 2022 through July 2023. Ms. Long additionally previously served as a Senior Advisor to Lockheed Martin and FLIR. She was also a consultant for Global Alliance Advisors, Inc., an international advisory firm, from 2017 to November 2021. In addition, Ms. Long is a member of the Board of Directors of the International Spy Museum and the Defense Intelligence Memorial Fund.
Ms. Long is an Honors Graduate, magna cum laude, and Phi Beta Kappa from Penn State University, where she studied the Chinese language abroad in Taiwan. She currently serves on the university’s Provost’s Global Advisory Council. She also received her law degree, with honors, from Washington and Lee School of Law.

Specific Qualifications, Attributes, Skills and Experience

Defense and Related Industry Experience
Ms. Long is regularly called upon to be a policy expert based on her many post government roles, including as Senior Subject Matter Expert for the Supreme Allied Commander of NATO, Senior Advisor to the Director of USAID at the Department of State, and as a Senior International Advisor to the Minister of Defense of Colombia. Ms. Long is a member of the U.S. Chamber of Commerce Defense and Aerospace Export Council and is a Cipher Brief Expert. She also is an active member of the Council on Foreign Relations (CFR) and has presided over meetings regarding NATO, Ukraine, Afghanistan and other timely topics.
From her 17 years intelligence and defense related government service, in addition to her years serving as a multi-disciplinary policy expert, Ms. Long’s experience and insight brings exceedingly relevant experience to our military-focused intelligent, multi-domain robotic systems business.

Extensive Global or International Business Experience
As the owner of the law firm MB Long & Associates, PLLC, specializing in export compliance and defense, as well as founding and leading multiple successful advisory firms focusing on international defense markets, Ms. Long’s international business experience is extremely valuable to us as international business continues to be an increasingly important component of our business.

Public Company Board Experience Ms. Long’s prior service as a director of Red Cat Holdings, Inc. provides us with valuable corporate governance and board leadership experience.

2026 Proxy Statement   17

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-2026 Nominees for Election as Directors
Michael D. Ruppert
Director Since:	2026
Age:	52
Board Committees and Leadership:	None
Summary of Experience:
Mr. Ruppert has served as Executive Vice President and Chief Financial Officer of ManTech International Corporation, a leading provider of technology solutions and services to U.S. national security customers, since February 2023. In this role, Mr. Ruppert leads ManTech’s finance organization and has leadership responsibility for accounting, financial planning and analysis, treasury, government cost accounting, procurement, internal audit and mergers and acquisitions. He also plays a significant role in ManTech’s corporate strategy, capital allocation and value creation initiatives.
Prior to joining ManTech, Mr. Ruppert served as Executive Vice President, Chief Financial Officer and Treasurer of Mercury Systems, Inc. (NASDAQ: MRCY), a technology company serving the aerospace and defense industry, from February 2018 to February 2023. Mr. Ruppert joined Mercury in 2014 as Senior Vice President, Strategy and Corporate Development and was named Executive Vice President, Strategy and Corporate Development in 2017. During his tenure at Mercury, he held senior leadership responsibility for finance, corporate development, strategic planning, capital markets and investor relations and played a significant role in the company’s growth and transformation.
Prior to joining Mercury, Mr. Ruppert spent approximately 15 years in investment banking and advisory roles at RSPartners, LLC, UBS, Lazard and Lehman Brothers, where he advised public and private companies and financial sponsors on mergers and acquisitions, capital raising, initial public offerings and other strategic and financial matters, with a particular focus on the aerospace, defense and government services sectors. Mr. Ruppert was also a co-founder and Managing Partner of RSPartners, a boutique investment banking and advisory firm focused on the aerospace and defense industry.
Mr. Ruppert has more than 25 years of financial, strategic and executive experience, with extensive experience in the aerospace, defense and government technology sectors. Mr. Ruppert received a B.S. in Finance from the University of Virginia and an M.B.A. from the University of Virginia’s Darden School of Business.

Specific Qualifications, Attributes, Skills and Experience

Executive Leadership Experience
Mr. Ruppert brings extensive executive leadership experience from his roles as Chief Financial Officer of ManTech and Mercury Systems and as a senior strategy and corporate development executive at Mercury. He has significant experience leading complex organizations, developing and executing corporate strategy and managing financial and strategic functions.

Financial Expertise
Mr. Ruppert’s financial expertise has been developed over more than eight years as a Chief Financial Officer and approximately 15 years in investment banking. As Chief Financial Officer of ManTech and previously of Mercury Systems, Mr. Ruppert has significant experience in financial reporting and accounting, financial planning and analysis, treasury, capital allocation, capital markets and investor relations. As an investment banker, he advised public and private companies and financial sponsors on mergers and acquisitions, financings, initial public offerings and other financial and strategic matters.

Aerospace, Defense and Government Technology Experience
Mr. Ruppert has wide-ranging experience in the aerospace, defense and government technology sectors developed throughout his career as an operating executive, corporate strategist and investment banker. His experience at ManTech and Mercury Systems, together with his investment banking experience advising aerospace, defense and government services companies, provides him with a broad perspective across defense technology, products, software, cyber, engineering and mission services and significant familiarity with companies serving the U.S. Department of Defense, intelligence community and other federal government customers.

18   2026 Proxy Statement

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-2026 Nominees for Election as Directors
Specific Qualifications, Attributes, Skills and Experience

Mergers and Acquisitions, Capital Markets and Strategic Transactions
Mr. Ruppert has substantial experience evaluating and executing mergers and acquisitions, financings and other strategic transactions as both a senior corporate executive and investment banker. At ManTech and Mercury Systems, he has held senior leadership responsibility for corporate development, acquisition strategy and capital allocation. During his approximately 15 years in investment banking, he advised public and private companies and financial sponsors on acquisitions, divestitures, capital raising, initial public offerings and other strategic transactions.

Public Company Experience and Corporate Governance
Mr. Ruppert brings substantial public company experience developed both as a senior executive and as an investment banker and strategic advisor. He served for more than eight years as a senior executive of publicly traded Mercury Systems, including five years as Chief Financial Officer, with responsibilities that included regular interaction with Mercury’s board of directors and its committees, SEC reporting, financial controls, investor relations, capital allocation and strategic planning. Earlier in his career, Mr. Ruppert advised public companies on acquisitions, divestitures, financings and other strategic matters and advised private companies in connection with initial public offerings. This experience provides the Board with a broad perspective on the financial, strategic, capital markets and governance considerations facing publicly traded companies.

Strategy and Business Transformation
Mr. Ruppert has significant experience developing and executing corporate strategy and business transformation initiatives. He served as Mercury Systems’ senior executive responsible for strategy and corporate development before becoming Chief Financial Officer and played a significant role in the company’s growth and transformation. At ManTech, he has leadership responsibilities spanning finance, corporate development and value creation initiatives. This experience provides the board with valuable perspective on strategic planning, portfolio development, operational improvement and long-term value creation.

2026 Proxy Statement   19

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-2026 Nominees for Election as Directors
Continuing Directors
Wahid Nawabi
Director Since:	2016
Age:	57
Board Committees and Leadership:	Chairman of the Board; member of the Executive Committee
Summary of Experience:
Mr. Nawabi has served as our President and Chief Executive Officer since May 2016. Previously, Mr. Nawabi served as our President and Chief Operating Officer from January 2016 to May 2016 and as Senior Vice President and Chief Operating Officer from April 2015 to January 2016. He also served as Senior Vice President and General Manager, EES from December 2011 to April 2015. Prior to joining the company, Mr. Nawabi served as Vice President, Global Sales of Altergy Systems, a designer and manufacturer of fuel cell power systems, from March 2010 through November 2011, and as Vice President, Americas, and Vice President, Global Sales for C&D Technologies, a producer and marketer of electrical power storage and conversion products, from February 2009 through March 2010. Prior to joining C&D Technologies, Mr. Nawabi worked for 16 years with American Power Conversion Corporation, a provider of power protection products and services, in a succession of positions of increasing responsibility, most recently as Vice President, Enterprise Segment, North America and Canada. During his 16-year tenure at American Power Conversion, Mr. Nawabi was instrumental to the company’s growth into global market leadership positions in power protection and data center physical infrastructure, with significant roles in starting and growing the company’s data center physical infrastructure business and in developing and expanding the company’s business across Europe and Asia. Mr. Nawabi currently serves as the Chairman of the Board of LiquidStack, Inc., a provider of next-generation cooling solutions to many of the world’s largest cloud services, semiconductor, manufacturing and IT hardware providers. Mr. Nawabi has a B.S. in electrical engineering from the University of Maryland, College Park.

Specific Qualifications, Attributes, Skills and Experience

Chief Executive Officer and Executive Experience
Mr. Nawabi brings significant executive and leadership experience to the board from his experience in various executive roles at the company since 2011 and his prior experience at Altergy Systems, C&D Technologies and American Power Conversion.

Extensive Knowledge of the Company’s Business
Mr. Nawabi has gained extensive knowledge of our business operations since joining our company in 2011 as Senior Vice President and General Manager, EES. His knowledge of all aspects of our business, operations and products, including his current service as our President and Chief Executive Officer, allows him to bring valuable practical information and insight to the board.

Extensive Global or International Business Experience
Through his experience as Vice President, Global Sales of Altergy Systems and of C&D Technologies, as well as his service as our Chief Operating Officer, President and Chief Executive Officer, Mr. Nawabi has gained extensive international business experience. At C&D Technologies, Mr. Nawabi helped expand and grow the business throughout Latin America, which led to the expansion of the company’s presence both in manufacturing capacity as well as sales, marketing and customer service in such regions. Additionally, Mr. Nawabi helped develop American Power Conversion’s business across Europe and Asia. As our international sales continue to increase, Mr. Nawabi’s international experience is a valuable asset to our board.

Science Technology and Innovation Experience
As the General Manager of the company’s former EES business segment, Mr. Nawabi oversaw the launch of multiple innovative and successful new products to market and was responsible for revamping the division’s product development processes, which were eventually implemented across the company’s other operating segments as well. Additionally, while at American Power Conversion, Mr. Nawabi was instrumental in launching numerous innovative products to market, many of which were recognized as “industry firsts.”

20   2026 Proxy Statement

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-2026 Nominees for Election as Directors
Cindy K. Lewis
Director Since:	2021
Age:	69
Board Committees and Leadership:	Chair of the Compensation Committee; Member of the Audit Committee
Summary of Experience:
From July 1998 to June 2023, Ms. Lewis served as the President and Chief Executive Officer of AirBorn Consolidated Holdings, Inc., a middle-market, employee-owned company specializing in high reliability electronics manufacturing. She served as Chairperson of AirBorn from November 2013 to June 2024. Ms. Lewis has served in the manufacturing industry for over 40 years, with experience in accounting and finance, supply chain and manufacturing, information technology, business development, distribution and general management. From approximately 2006 through 2019, Ms. Lewis served in various board and officer roles for the National and Southwest Chapter of the ESOP Association, which promotes employee ownership awareness, best practices and provides strong lobbying efforts in Congress. Ms. Lewis currently serves on the Georgetown, Texas Chamber of Commerce Board of Directors. Ms. Lewis earned her Bachelor’s Degree in Accounting from The University of Texas at Arlington — College of Business and completed an Executive Development Program at The Wharton School, University of Pennsylvania.

Specific Qualifications, Attributes, Skills and Experience

Global or International Business Experience
Ms. Lewis has over 20 years of international business experience while at AirBorn, including developing both a broad global supply chain and growing a global customer base. AirBorn has manufacturing locations in Canada and Europe, as well as strong contract manufacturing relationships in Asia. Ms. Lewis’ international business experience is a valuable asset to our board as we grow our international presence and sales.

Science, Technology and Innovation Experience
Ms. Lewis career includes management, development and oversight of various types of technologies. With electronic products that require heavy engineering and collaboration with customers for design, Ms. Lewis managed new product development for AirBorn, as well as new manufacturing processes and automation technologies. AirBorn filed for and received numerous patents under Ms. Lewis’ leadership. Ms. Lewis was the original architect of cybersecurity strategy for AirBorn and is the board cyber sponsor with a certificate of cybersecurity oversight from Carnegie Mellon. Ms. Lewis sponsors digital transformation and digital progression projects to ensure the company keeps pace with the rapid acceleration of software technology in all aspects of the business.

Related Industry Experience — Customer Relationships
Ms. Lewis was directly responsible for managing various key customer relationships, ensuring service, expectations and contract negotiations provided a favorable partnering environment for both AirBorn and its customers. Four of AirBorn’s five original customers from the 1950s remained top ten OEM customers through Ms. Lewis’ retirement as President and Chief Executive Officer of AirBorn. Her primary industry experience includes Military Aerospace, Medical, Semiconductor, and Energy.

Investment and M&A Expertise
Ms. Lewis led AirBorn through five acquisitions since 2002, broadening the company’s capabilities and providing strategic market diversification. Ms. Lewis was directly involved in all negotiations with acquisition targets as well as funding for these acquisitions and directed subsequent integration activities. Ms. Lewis also led AirBorn through numerous major refinancing transactions over the years to fund acquisitions and growth capital investments. She led the selection of financial institutions for fund raising for major transactions and was directly involved in all related contract negotiations. Ms. Lewis additionally led the strategy and execution of the refinancing which transitioned AirBorn to a 100% ESOP owned subchapter S corporation in 2003.

Experience Scaling and Small Business
Under her leadership at AirBorn, Ms. Lewis and her team successfully led the company through several levels of transition from a small connector job shop to a middle market electronics company. Ms. Lewis developed AirBorn’s growth strategy and led the execution of initiatives to achieve AirBorn’s growth.

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-2026 Nominees for Election as Directors
Specific Qualifications, Attributes, Skills and Experience

Chief Executive Officer and Executive Experience
Ms. Lewis served as President and Chief Executive Officer of AirBorn from 1998 to 2023, bringing significant experience and insight to the board from financial, operations and strategic growth perspectives. Her prior positions at AirBorn included Chief Operating Officer, Vice President of Manufacturing, Vice President of Supply Chain and General Manager.

Defense Industry Experience
Ms. Lewis has over 30 years of experience providing high reliability products and technical solutions to the Military and Aerospace industries domestically and internationally.

ESG — Environmental, Social, Governance
Ms. Lewis has extensive experience in regulatory compliance and ensured AirBorn maintained robust compliance and governance practices and oversaw ESG strategy and activities.

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-2026 Nominees for Election as Directors
General Joseph L. Votel (Ret.)
Director Since:	2023
Age:	68
Board Committees and Leadership:	Chair of the Cybersecurity Committee; Member of the Compensation Committee
Summary of Experience:
General Joseph L. Votel has served as a member of our board of directors since November 2023. Mr. Votel is a retired four-star general with 39 years of military experience. He most recently served as the Commanding General of the United States Central Command and before that was the Commander of the United States Special Operations Command. He served in the Pentagon, Operation ENDURING FREEDOM, and Operation IRAQI FREEDOM, among others.
Following his retirement from military service, General Votel served as President & CEO of Business Executives for National Security (BENS) from 2020 to 2023. He is a member of the Board of Trustees of Noblis Corporation, and a Strategic Advisor for Sierra Nevada Corporation, both of which are positions he has held since 2019. Mr. Votel is a Board Director with Minnesota Wire & Cable Company, a custom design, development and manufacturing company for wire, cable and interconnect assemblies, DC Capital Partners, LLC, a private equity investment firm, and Helix Decision Science, LLC, a technology company focused on the interaction of AI systems, supporting technologies and data across businesses, a member of the Government Advisory Board for Insight Partners and a member of the Draper Corporation. He is also a member of the Board of Governors at the Middle East Institute, the Veterans Defense Project, and the Distinguished Chair of the Combating Terrorism Center at West Point. Mr. Votel also serves as an advisor to Ansys Government Initiative, Orbis Operations, LLC and NtelSec, Inc.
Mr. Votel is a member of the Executive Boards at the UPenn Center for Ethics and the Rule of Law (CERL). He is a current member of the Council on Foreign Relations.
Mr. Votel graduated from the United States Military Academy in 1980 and earned a master’s degree from the U.S. Army Command and Staff College in 1991 and from the Army War College in 2001.

Specific Qualifications, Attributes, Skills and Experience

Defense and Related Industry Experience
Drawing from his extensive 39-year career in the U.S. Army and his involvement with military advisory groups, Mr. Votel brings invaluable experience to our military-focused intelligent, multi-domain robotic systems business. Mr. Votel’s critical insights into the needs and demands of our customers enhance our operations.

Extensive Global or International Business Experience
Mr. Votel possesses substantial international expertise, including a deep understanding of international military clients. This knowledge is particularly pertinent to our growing global business.

Board Experience Mr. Votel’s tenure as a director and strategic advisor for multiple private companies contributes valuable expertise in corporate governance and board leadership.

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Summary of Director Nominees
The following information and graphics summarize the qualifications of the director nominees for election at the annual meeting and the other continuing members of the board, excluding Mr. Page and Mr. Burbage who are resigning due to retirement at the annual meeting. Based on a careful assessment, the Nominating and Corporate Governance Committee and the board have concluded that each director nominee for election at the annual meeting is qualified to serve as a director and that the collective board, including the nominees for election at the annual meeting, possesses the necessary qualifications, attributes, skills, and experience to provide effective oversight of the business and provide strategic advice and counsel to the company’s management.
Nominees and other directors exhibit:
• High integrity	• Innovative thinking
• Proven record of success	• Knowledge of corporate governance
Our other directors and director nominees for election at the annual meeting bring a balance of important skills to our boardroom
The fact that an item is not highlighted for a director does not mean that the director does not possess that qualification, attribute, skill or experience.

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-2026 Nominees for Election as Directors

9
8
7
6
5
4
3
2
1
0
CEO and Executive Experience
Company Business Knowledge
Defense Industry/Military
International Business
Other Public Board
Science, Technology and Innovation
Commercial Business
Financial Literacy
Strategic Development
Scaling Business
Cybersecurity
OTHER DIRECTORS
NOMINEES

Our director nominees for election at the annual meeting and other continuing directors provide an effective mix of experience and fresh perspective.

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Corporate Governance

Board of Directors and Committees
Our board of directors functions in a collaborative manner and all directors play an active role in overseeing the company’s business both at the board and committee levels. Each of the 2026 director nominees are independent directors who are well qualified to serve on the company’s board.
Pursuant to our bylaws, our board must annually elect one of its members to serve as Chairman of the Board, who shall preside (when present) over meetings of the board (other than meetings of the independent directors) and stockholders, and perform such other duties as may be assigned by the board. Our bylaws also require the board to designate annually an independent director to serve as the Lead Independent Director if the Chairman of the Board is not an independent director. The designation of a Lead Independent Director is for a one-year term and a Lead Independent Director may be eligible for re-election at the end of that term. Designation as such does not impose on the Lead Independent Director any obligation or standard greater than or different from those of the company’s other directors. The Lead Independent Director has the following roles and responsibilities:
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presides at all meetings of the board or stockholders at which the Chairman of the Board is not present;

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serves as a liaison on board-related issues between the Chairman of the Board and the independent directors;

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reviews and provides input to the Chairman of the Board regarding the nature, scope and timeliness of information that management provides to the board;

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reviews and provides input to the Chairman of the Board regarding the agendas for board meetings and the annual schedule of board meetings;

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presides at meetings of the independent directors and apprises the Chairman of the Board of the issues discussed, as appropriate; and

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performs such other duties as the board may from time to time delegate.

Our officers, under the direction of our Chief Executive Officer, are generally in charge of the day-to-day affairs of the company, subject to the powers reserved to the board.
As set forth in the company’s Corporate Governance Guidelines, regularly scheduled executive sessions of independent directors are held at least twice per year.
These meetings allow our independent directors to discuss issues of importance to the company, including the business and affairs of the company, as well as matters concerning management, without any member of management present. Independent directors chair all of the board committees (except our Executive Committee), which are described below.
Board Leadership Structure
We do not have a formal policy regarding the separation of the roles of Chairman of the Board and Chief Executive Officer. The company’s governance framework provides the board with flexibility to select the appropriate leadership structure for long-term success of the company. In making leadership structure determinations, including whether to separate or combine the Chairman of the Board and Chief Executive Officer roles, the board considers many factors, including the specific needs of the business and what is in the best interests of the company’s stockholders.
Our current leadership structure is as follows:
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Chairman of the Board, President and Chief Executive Officer: Wahid Nawabi

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Lead Independent Director: Edward R. Muller

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Committees chaired by independent directors

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Active engagement by all directors

The board believes that this leadership structure, consisting of a combined Chairman of the Board and Chief Executive Officer, an independent director serving as Lead Independent Director and strong, active independent directors, is the optimal structure to guide our company and maintain the focus required to achieve our business goals. The board believes this structure provides an effective balance between strong company leadership and appropriate safeguards and oversight by independent directors. It provides a single leader who is understood by our employees, customers, business partners, and stockholders as providing strong leadership for the company, which enhances our ability and agility to

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manage resources and provides the focus required to implement our complex business strategy.
The Board’s Role in Strategy Oversight
Our board of directors is actively involved in overseeing our strategy and its execution. In addition to discussing business goals and priorities and broader strategic issues regularly, the board engages with management on future opportunities for the company and how emerging trends, technologies and global developments may impact the company, our customers and business partners, end markets and our stakeholders and how the company should navigate such matters. Our board of directors guides our strategic direction and helps ensure our business strategies align to long-term value creation.
The Board’s Role in Risk Oversight
Our board of directors is responsible for overseeing our risk management and overall compliance, and delegates many of these functions to the Audit and Cybersecurity Committees, which report regularly to the board. As part of this oversight, the Audit Committee receives periodic updates from management on the operation and effectiveness of the company’s compliance programs, such as compliance with applicable export control and anti-corruption and securities laws and regulations, and escalates material compliance matters to the full board. Under its charter, the Audit Committee is responsible for discussing with management the company’s policies with respect to risk assessment and risk management. The committee is chartered to discuss with management our significant risk exposures and the actions management has taken to limit, monitor or control such exposures. Under its charter, the Cybersecurity Committee is responsible for reviewing, discussing, and making recommendations to the full board of directors regarding cybersecurity matters, including cyber risks, compliance with applicable cybersecurity laws and regulations, emerging technologies and use and deployment of AI tools. In addition to the Audit and Cybersecurity Committees’ work in overseeing risk management, our full board engages in discussions of the most significant risks that we face and how these risks are being managed. Our Compensation and Nominating and Corporate Governance Committees are also involved in evaluating risks that fall within the purview of those committees’ responsibilities.
The Board’s Role in Environmental, Social and Governance (ESG) Matters Oversight
Our board of directors provides oversight of ESG matters and regularly receives reports from our ESG Committee. Formed in 2020, the company’s ESG Committee, which is comprised of members of senior management and other functional area leaders, sets goals regarding ESG matters, directs ESG initiatives, and reviews progress on ESG matters with the board.
In 2022, company management, with support of the board, commissioned the company’s first Corporate Social Responsibility (“CSR”) report, that was published on the company website in August 2022. The company has since published an annual CSR report every year since and expects to publish its report for fiscal year 2026 in August 2026.
The Board’s Role in Human Capital Management
The board acknowledges that our employees are the company’s most valuable asset and the driving force behind our success and seeks to ensure that the company is known for cultivating a positive and welcoming work environment  —  one that fosters growth and provides a safe place to work and embraces inclusion. Our board of directors believes that a supported and motivated workforce is a major catalyst for driving innovation and supporting the company’s growth strategy.
Board Meetings
Under the company’s bylaws, regular meetings of the board are held at such times as the board may determine. Special meetings of the board may be called by the Chairman of the Board or the President on 48 hours’ notice (except in certain circumstances) to each director and are required to be called by the President or the Secretary after receiving a written request of two directors. The board held 7 meetings in fiscal year 2026. Each director attended at least 75% of all meetings of the board of directors and each committee on which he or she sat during fiscal year 2026.
Annual Meeting Attendance
The company does not have a formal policy regarding directors’ attendance at annual meetings of stockholders but encourages all directors to attend such meetings. All ten directors who were serving as directors after the start of the 2025 annual meeting of stockholders attended that annual meeting.
Board Committees
The board has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Cybersecurity Committee, and an Executive

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-Corporate Governance
Committee. The board has adopted a written charter for each of these committees, which are available on the company’s website at www.avinc.com by clicking on “Investors” and then clicking on “Corporate Governance”. All of the members of each of these standing committees (other than the Executive Committee) meet the criteria for independence prescribed by the SEC and Nasdaq. The information contained on our website is not incorporated by reference into, and does not form a part of, this proxy statement. Our board of directors may establish other committees to facilitate the management of our business. Additional information about the committees is provided below.
Audit Committee
Committee Chair:	Edward R. Muller
Other Committee Members:	Stephen F. Page, Cindy K. Lewis and Philip Davidson
Meetings held in FY2026:	7
The board has determined that Mr. Muller, Mr. Page, and Ms. Lewis qualify as audit committee financial experts as defined by the rules of the SEC. All committee members are able to read and understand fundamental financial statements in accordance with Nasdaq requirements. Our Audit Committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. The Audit Committee’s responsibilities include:
•
selecting and hiring our independent registered public accounting firm;

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evaluating the qualifications, independence and performance of our independent registered public accounting firm;

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reviewing and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

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reviewing the design, adequacy, implementation and effectiveness of our internal controls established for finance, accounting, legal compliance and ethics;

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reviewing the design, adequacy, implementation and effectiveness of our critical accounting and financial policies;

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overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

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reviewing with management and our independent registered public accounting firm our annual and quarterly financial statements;

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reviewing with management and our independent registered public accounting firm any earnings announcements or other public announcements concerning our operating results;

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establishing procedures for the receipt, retention and treatment of complaints (including procedures for receiving and handling complaints on a confidential and anonymous basis) regarding accounting, internal accounting controls or auditing matters, including employee concerns regarding questionable accounting or auditing matters;

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preparing the audit committee report that the SEC requires in our annual proxy statements; and

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reviewing and approving any related party transactions.

Our Amended & Restated Code of Business Conduct and Ethics (“code of conduct”), is our code of ethics for directors, executive officers, employees and agents. Any amendment to the code of conduct that applies to our directors or executive officers may be made only by the board or a board committee and will be disclosed on our website.
The code of conduct is available at http://investor.avinc.com. The Audit Committee charter and the code of conduct are also available in print to any stockholder who requests them.
Compensation Committee
Committee Chair	Cindy K. Lewis
Other Committee Members:	Edward R. Muller, Charles Burbage and Joseph Votel
Meetings held in FY2026	9
Our Compensation Committee’s purpose is to assist our board of directors in determining the development plans and compensation for our executive officers and the compensation to be paid to directors for board and committee service. The Compensation Committee of our board consists of four independent directors. The Compensation Committee’s responsibilities with respect to executive and director compensation are:
•
to review our compensation philosophy;

•
to review and recommend to the board corporate goals and objectives relating to the compensation of our Chief Executive Officer, evaluate the performance of our Chief Executive Officer in light of those goals and objectives and

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review and recommend to the board the compensation of our Chief Executive Officer;
•
to review and approve all compensation of our executive officers and all other officers subject to the reporting requirements of Section 16(a) of the Exchange Act;

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to review all employment agreements and severance arrangements of executive officers;

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to review and recommend to the board compensation for non-management directors’ service on the board and any committees;

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to review all annual bonus, long-term incentive compensation, stock option, employee pension and welfare benefit plans;

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to review and approve the Compensation Discussion and Analysis contained in this proxy statement; and

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to review and approve executive officer indemnification and insurance matters.

In addition, the Compensation Committee is responsible for the general administration of all executive compensation plans, including:
•
setting performance goals for our executive officers and reviewing their performance against these goals;

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approving all amendments to, and terminations of, all such compensation plans and any awards under such plans;

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granting awards under any performance-based annual bonus, long-term incentive compensation and equity compensation plans to executive officers; and

•
making recommendations to the board with respect to awards for directors under our equity incentive plans.

The Compensation Committee also has the sole authority, in accordance with applicable securities laws, rules and regulations and Nasdaq listing standards, to retain and/or replace, as needed, any independent counsel, compensation and benefits consultants and other outside experts or advisors as the Compensation Committee believes to be necessary or appropriate. The Compensation Committee is responsible for the appointment, compensation, and oversight of the work of any compensation advisors retained by the Compensation Committee. Subject to any exceptions under the Nasdaq listing standards, prior to selection and engagement of any compensation advisor, the Compensation Committee will undertake an analysis of the independence of each such compensation advisor under the independence factors specified in the applicable requirements of the Exchange Act and the Nasdaq listing standards. The company will provide for appropriate funding, as determined by the Compensation Committee in its sole discretion, for payment of compensation to any compensation advisors retained by the Compensation Committee.
Compensation Committee Interlocks and Insider Participation
The members of our Compensation Committee during the fiscal year ended April 30, 2026 were Cindy K. Lewis, Charles Thomas Burbage, Edward R. Muller, and Joseph Votel. None of the fiscal year 2026 members of our Compensation Committee at any time has been one of our executive officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or Compensation Committee.
Nominating and Corporate Governance Committee
Committee Chair:	Philip S. Davidson
Other Committee Members:	Stephen F. Page, Charles Thomas Burbage and Mary Beth Long
Meetings held in FY2026:	6
Our Nominating and Corporate Governance Committee’s purpose is to assist our board by identifying individuals qualified to become members of our board of directors, consistent with criteria set by our board, and to develop our corporate governance principles. The Nominating and Corporate Governance Committee’s responsibilities include:
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evaluating the composition, size and governance of our board of directors and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

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administering a policy for considering stockholder nominees for election to our board of directors;

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evaluating and recommending candidates for election to our board of directors;

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overseeing our board’s performance and self-evaluation process; and

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reviewing our corporate governance principles and providing recommendations to the board regarding possible changes.

Our board of directors believes that it should be composed of directors with varied, complementary backgrounds and that directors should, at a minimum, have expertise that may

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be useful to the company. Directors should also possess the highest personal and professional ethics and should be willing and able to devote the required amount of time to our business.
When evaluating director candidates other than any Sponsor Director Nominees when such individuals are nominated, the Nominating and Corporate Governance Committee takes into account the degree to which a candidate fulfills the criteria contained in the Corporate Governance Guidelines and other factors consistent with those guidelines, including the following:
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independence from management;

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personal and professional integrity, ethics and values;

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practical and mature business judgment;

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experience as a Chief Executive Officer, President or other executive officer of a public or large private company;

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extensive knowledge of the company’s business or experience in one or more industries in which we compete, including aerospace and defense, or industrials;

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global and international business experience;

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experience in strategic development activities, including mergers, acquisitions, partnerships and venture capital transactions;

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experience in marketing, engineering, technology and innovation, operations, supply chain and manufacturing, and legal;

•
educational experience;

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a high degree of financial literacy and experience;

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experience as a board member of another publicly held company;

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diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

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diversity of personal background relative to other board members, including gender, age, and ethnic diversity;

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cybersecurity experience;

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commercial business experience; and

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experience in scaling or growing a startup or small business into a significant business.

The Nominating and Corporate Governance Committee will consider candidates for director suggested by stockholders applying the criteria for candidates described above and considering the additional information referred to below.
Stockholders wishing to suggest a candidate for director should write to the Corporate Secretary and include:
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a statement that the writer is a stockholder and is proposing a candidate for consideration by the committee;

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the name of and contact information for the candidate and stockholder making the recommendation;

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a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;

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with respect to each of the proposing stockholder and the candidate, the class and number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record;

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with respect to each of the proposing stockholder and the candidate, any derivative, swap or other transaction, or series of transactions, the purpose or effect of which is to give such party economic risk similar to ownership of shares of our capital stock;

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with respect to each of the proposing stockholder and the candidate, any proxy, agreement, arrangement, understanding or relationship that confers a right to vote any of our shares of capital stock;

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with respect to each of the proposing stockholder and the candidate, any agreement, arrangement, understanding or relationship engaged in, directly or indirectly, to reduce the level of risk of loss to, or increase or decrease the voting power of, such party with respect to our shares of capital stock, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of our shares of capital stock;

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with respect to each of the proposing stockholder and the candidate, any right to dividends on any of our shares of capital stock owned beneficially by such party that are separated from our underlying shares of capital stock;

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with respect to each of the proposing stockholder and the candidate, opportunity to profit from, or any performance-related fees such party is entitled to, based on the increase or decrease in the value of any of our shares of capital stock;

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all information relating to the proposing stockholder and the candidate that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies or consents for election of directors in a contested election pursuant to Section 14 of the Exchange Act (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

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•
a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the proposing stockholder, on the one hand, and the candidate, his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K promulgated under the Exchange Act if such proposing stockholder were the “registrant” for purposes of such rule and the candidate were a director or executive officer of such registrant; and

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a completed and signed questionnaire, representation and agreement with respect to the candidate’s background, any voting commitments or compensation arrangements and the candidate’s commitment to abide by our Corporate Governance Guidelines.

Under our bylaws, eligible stockholders may also nominate persons for our board of directors for inclusion in our Proxy Statement. This is commonly known as “proxy access.” A stockholder, or a group of up to 20 stockholders, owning at least three percent of our outstanding common stock continuously for at least three years, may nominate and include in our proxy materials director nominees constituting up to the greater of two individuals or twenty percent of the Board, subject to certain limitations and provided that the stockholders and the nominees satisfy the requirements specified in our bylaws.
In addition, we may require any candidate to furnish such other information as may reasonably be required by us to determine the eligibility of such candidate to serve as an independent director in accordance with our Corporate Governance Guidelines or that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such candidate.
Before nominating a sitting director for re-election at an annual meeting, the Nominating and Corporate Governance Committee will consider:
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the director’s performance on the board of directors; and

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whether the director’s re-election would be consistent with our Corporate Governance Guidelines.

Cybersecurity Committee
Committee Chair:	Joseph L. Votel
Other Committee Members:	Philip Davidson and Mary Beth Long
Meetings held in FY2026:	9
Our Cybersecurity Committee’s purpose is to assist the board in fulfilling its oversight of the company’s cybersecurity programs and risks. The Cybersecurity Committee’s responsibilities include:
•
the company’s overall cybersecurity posture, including review of the company’s policies, plans, metrics and programs relating to the enterprise cybersecurity and data protection risks;

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the effectiveness of the company’s programs and practices for identifying, assessing, mitigating, responding to and recovering from such risks across the company’s business operations, including management’s role and expertise in assessing and managing material risks from cybersecurity threats;

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data management and protection, including security of the company’s data held on and off-site (domestic and international), encryption practices, and third-party use of the company’s customers’ data, including any cybersecurity risks associated with the company’s outside partners (e.g. vendors, suppliers, etc.);

•
any significant cybersecurity incidents; and

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consideration of the impact of emerging cybersecurity developments and regulations that may affect the company.

The Cybersecurity Committee solicits presentations on the company’s cybersecurity program and regulatory compliance status from the company’s Chief Information Security Officer and Chief Information Officer at each of the Committee’s regularly scheduled quarterly meetings. These briefings include assessments of the cyber risk and threats landscape, updates on incidents, updates to applicable regulatory compliance frameworks, policies and procedures, and our investments and plans in cybersecurity risk mitigation and governance, including the company’s ongoing compliance with applicable data protection and cybersecurity regulatory requirements.
All members of the board of directors are invited to attend all meetings of the Cybersecurity Committee, and the committee regularly briefs the entire board of directors regarding their oversight of our cybersecurity program.
Executive Committee
Committee Chair:	Wahid Nawabi
Other Committee Member:	Charles Thomas Burbage and Edward Muller
Meetings held in FY2026:	1

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Our Executive Committee’s purpose is to exercise the powers of the board of directors when the board is not in session, subject to specific restrictions as to powers retained by the full board of directors or delegated to other committees of the board of directors. Powers retained by the full board of directors include those relating to amendments to our certificate of incorporation and bylaws, mergers, consolidations and sales or exchanges involving substantially all of our assets.
Board & Committee Self-Evaluations
The board of directors conducts annual self-evaluations to assess the qualifications, attributes, skills and experience represented on the board and to determine whether the board and its committees are functioning effectively. During the year, the Nominating and Corporate Governance Committee receives input on the performance of the board and its committees (other than the Executive Committee) from directors and discusses the input with the full board. The self-assessment focuses on the board’s contribution to the company and on areas in which the board believes that the board or any of its committees could improve.
Communication with the Board
The board has established a process to facilitate communication with stockholders and other interested parties. Communications can be addressed to the directors in care of the Corporate Secretary, 241 18th Street South, Suite 650, Arlington, VA 22202 or by email to corporatesecretary@avinc.com. At the direction of the board, all mail received may be opened and screened for security purposes. The board of directors has requested that certain items that are unrelated to the duties and responsibilities of the board of directors should be excluded, including the following: junk mail and mass mailings; product complaints; product inquiries; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, with the provision that any communication that is not distributed will be made available to any independent director upon request. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “outside directors” or “non-employee directors” will be forwarded or delivered to the Lead Independent Director. Mail addressed to the “board of directors” will be forwarded or delivered to the Chairman of the Board.
Commitment to Good Corporate
Governance
The board has adopted various policies and guidelines as part of the company’s commitment to good corporate governance. Examples of such policies include:
•
anti-hedging and anti-short sale policies for executives, directors and employees which prohibit the use of any strategies or products (including derivative securities, such as put or call options, or short-selling techniques) to hedge against potential changes in the value of our common stock;

•
share ownership guidelines and share retention policy for executives and directors;

•
limitation on the number of public companies on which directors can serve without receiving prior approval of the Chair of the Nominating and Corporate Governance Committee, (a) a director may not serve on the boards of more than four other public companies, and (b) a director who is an active CEO or equivalent of a public company, may not serve boards of more than two other public companies; and

•
a Nasdaq Rule 5608 compliant compensation recovery policy for executives.

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Director Compensation

Compensation of Non-Employee Directors
The general policy of our board of directors is that compensation for non-employee directors should be delivered through a mix of cash and equity-based pay. We do not pay management directors for board service in addition to their regular employee compensation. Our Compensation Committee, which consists solely of independent directors, has the primary responsibility for reviewing and considering any revisions to director compensation. The board of directors reviews the Compensation Committee’s recommendations and determines the amount of director compensation.
The Compensation Committee engages an independent compensation consultant, Pay Governance LLC (“Pay Governance”), a national compensation consulting firm, to assist it in reviewing director compensation. In June 2025, Pay Governance prepared a report for the Compensation
Committee with non-employee director compensation data of a set of peer companies approved by the Compensation Committee and the board of directors for use in setting non-employee director compensation for fiscal year 2026. In June 2025, after discussing the compensation of non-employee directors with Pay Governance, the Compensation Committee recommended, and the board determined, that for fiscal year 2026 service (a) the cash retainers for board membership, lead independent director appointment, and all committee chair and member roles would be increased as described in the table below, and (b) the equity grant portion of compensation for each non-employee director for fiscal year 2026 service would be increased to $170,000. The increases recommended by the Compensation Committee and approved by the board were determined to align with market compensation practices of our peer companies.

The table below presents the annual cash retainer fees for our non-employee directors in effect in fiscal year 2026.
Director Responsibilities1	Annual Retainer
Board Members	$80,000
Lead Independent Director	$35,000
Chair of Audit Committee	$25,000
Audit Committee Member (not including Chair)	$12,500
Chair of Nominating and Corporate Governance Committee	$15,000
Nominating and Corporate Governance Committee Member (not including Chair)	$8,500
Chair of Compensation Committee	$20,000
Compensation Committee Member (not including Chair)	$10,000
Chair of Cybersecurity Committee	$20,000
Cybersecurity Committee Member (not including Chair)	$12,500
Chair of Cybersecurity Special Investigation Committee2	$20,000
Cybersecurity Special Investigation Committee Member (not including Chair)2	$12,500

1
No retainers are paid for Executive Committee service.

2
These fees are associated with work performed by a special cybersecurity investigative committee set up in February 2026 related to an internal investigation, led by external counsel, regarding legacy AeroVironment’s (“compliance with cybersecurity requirements in certain Department of War contracts and subcontracts, and evaluation of the accuracy of legacy AeroVironment’s cybersecurity information in the Supplier Performance Risk System (SPRS) (the “Cybersecurity Special Investigative Committee”). “Legacy AeroVironment” refers to the company as it existed prior to its acquisition of BlueHalo. Such awards will vest on July 11, 2027.

Annual retainer amounts are paid in four equal quarterly installments at the beginning of each of our fiscal quarters if the individual is still serving as a director at such time. Retainers are prorated for partial service during any quarter. We also reimburse non-employee directors for out-of-pocket expenses incurred in connection with their service as a director, such as attending board or committee meetings. We also pay for travel and hospitality costs for the spouses of directors to accompany such directors to an offsite board meeting, which expenses did not exceed $10,000 in fiscal year 2026 for any director.

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Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Director Compensation
In addition to cash retainer fees, our non-employee directors, not including Sponsor Directors, also receive an annual grant of restricted stock, which awards vest in three equal annual installments over a three-year period beginning approximately one year from the date of grant. The annual awards for fiscal year 2026 service were granted in June 2025 to our non-employee directors, not including Sponsor Directors, serving as directors at such time. Such awards vest in three equal installments on July 11, 2026, 2027 and 2028. The number of shares subject to such awards was calculated on the date of grant based on the closing price per share of our common stock on such date. Newly elected or appointed non-employee directors, not including Sponsor Directors, during fiscal year 2026 were eligible to be granted restricted stock awards with an aggregate value of $170,000 on the date of grant (measured by the closing price per share of our common stock subject to the awards on the date of grant). The annual and new director equity grant values were determined by the board to be competitive with non-employee director equity awards at comparable companies based on discussions with Pay Governance.
The award agreements evidencing stock options and restricted stock awards issued to our non-employee directors provide for the acceleration of vesting and exercisability of all company stock options and restricted stock awards held by the director upon the completion of a change in control.

Fiscal Year 2026 Non-Employee Director Compensation Table
The following table identifies the compensation paid during fiscal year 2026 to each person who served as a non-employee director during fiscal year 2026. Mr. David Wodlinger and Mr. Henry Albers, who were elected to the board at the 2025 annual meeting and served as Sponsor Directors until their resignations on June 16, 2026, were not provided with any compensation from the company for their services.
Name	Fees Earned or Paid in Cash ($)	Stock Awards1 ($)	All Other Compensation2 ($)	Total ($)
Edward R. Muller	149,371	169,345	74,828.88	393,544
Charles Thomas Burbage	96,000	169,345	24,815.70	290,160
Stephen F. Page	98,000	169,345	24,815.70	292,160
Cindy K. Lewis	111,371	169,345	49,822.29	330,538
Philip Davidson	114,371	169,345	24,815.70	308,531
Mary Beth Long	97,371	169,345	24,815.70	291,531
Joseph L. Votel	131,427	169,345	49,822.29	350,594

1.
The value of the restricted stock awards granted during fiscal year 2026 equals their grant date fair value as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 718. For additional information regarding the valuation assumptions used in the calculation of these amounts, refer to Notes 13 and 14 to the financial statements included in our annual report on Form 10-K for our fiscal year ended April 30, 2026, as filed with the SEC.

2.
Includes restricted stock awards granted on July 2, 2026 in recognition of extraordinary services performed during fiscal year 2026. The value of the restricted stock awards equals their grant date fair value as computed in accordance with FASB ASC, Topic 718. For additional information regarding the valuation assumptions used in the calculation of these amounts, refer to Notes 13 and 14 to the financial statements included in our annual report on Form 10-K for our fiscal year ended April 30, 2026, as filed with the SEC.

None of the non-employee members of our board who served on the board during fiscal year 2026 held unexercised options as of April 30, 2026.
The non-employee members of our board, not including Sponsor Directors, who served on the board during fiscal year 2026, held the following aggregate number of shares of unvested restricted stock as of April 30, 2026:
Name	Number of Securities Underlying Unvested Restricted Stock
Edward R. Muller	1,705
Charles Thomas Burbage	1,705
Stephen F. Page	1,705
Cindy K. Lewis	1,705
Philip Davidson	1,770
Mary Beth Long	1,724
Joseph L. Votel	1,670

34   2026 Proxy Statement

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Director Compensation
The following table provides a breakdown of fees earned or paid in cash during fiscal year 2026.
Name	Annual Retainers ($)	Lead Independent Director, and Committee Chair Retainer Fees ($)1	Committee Member Retainer Fees ($)1	Total Fees ($)
Edward R. Muller	80,000	60,000	9,371	149,371
Charles Thomas Burbage	80,000	—	16,000	96,000
Stephen F. Page	80,000	—	18,000	98,000
Cindy K. Lewis	80,000	20,000	11,371	111,371
Philip Davidson	80,000	15,000	19,371	114,371
Mary Beth Long	80,000	—	17,371	97,371
Joseph L. Votel	80,000	43,427	8,000	131,427

1.
Includes pro-rated fees for work performed as either the Chair or as a member of the Cybersecurity Special Investigative Committee from its creation in February 2026 through the end of fiscal year 2026.

Compensation Policies Applicable to Non-Employee Directors
Annual Limits on Director Compensation
We have adopted annual limits on the amount of compensation that any individual non-employee director may receive for service on our board of directors. Under the Amended and Restated 2021 Equity Incentive Plan, the sum of any cash compensation, other compensation and equity awards granted to a non-employee director as compensation for services on our board during any fiscal year may not exceed $500,000 (or $700,000 for the director’s initial year of service). The board of directors may make exceptions to this limit in extraordinary circumstances.
Stock Ownership Guidelines for Non-Employee Directors
Our board of directors has adopted stock ownership guidelines for our non-employee directors. Pursuant to the guidelines, as amended by the board of directors in
September 2022, each non-employee director is expected to own shares of the company’s common stock with a market value of no less than five times his or her current annual cash retainer for serving as a member of the board of directors, exclusive of chairperson, committee or meeting fees, within five years of the date on which such person was appointed to the board. The company determines progress toward meeting the applicable ownership thresholds and ongoing compliance with the guidelines on the last day of each fiscal year.
The table below shows each non-employee director’s equity ownership in the company as a multiple of his or her cash retainer and the minimum ownership level required of the guidelines in effect on April 30, 2026 pursuant to these guidelines for each of our non-employee directors serving in such capacity as of April 30, 2026.

Name1	Dollar Value of Equity Ownership as a Multiple of Annual Retainer ($)2	Minimum Ownership Level Required as a Multiple of Annual Retainer
Edward R. Muller	124.8x	5x
Charles Thomas Burbage	123.3x	5x
Stephen F. Page	124.8x	5x
Cindy K. Lewis	15.6x	5x
Philip Davidson	7.8x	5x
Mary Beth Long	7.4x	5x
Joseph L. Votel	7.0x	5x

1.
As Sponsor Directors serving during fiscal year 2026, Mr. Wodlinger and Mr. Albers were not granted any equity compensation for their service as directors and were not subject to the ownership guidelines.

2.
For each non-employee director, calculated by dividing (a) the aggregate number of shares of vested and unvested common stock held by such non-employee director, multiplied by the closing price of $195.02 per share of our common stock on April 30, 2026, the last trading day of fiscal year 2026, by (b) the annual retainer paid to such non-employee director (excluding any annual cash retainer for committee membership or chairmanship or service as lead independent director).

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Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Director Compensation
Post-Vesting Stock Retention Guidelines
The company has adopted post-vesting stock retention guidelines, which require non-employee directors to hold 50% of net after-tax shares issued upon the vesting of equity awards until their required stock ownership levels are achieved.
Insider Trading and Anti-Hedging and Anti-Pledging Policies
The company’s insider trading policy contains stringent restrictions on transactions in company stock by non-employee directors. All trades by non-employee directors must be pre-cleared. Furthermore, no member of our board of directors may use any strategies or products (including derivative securities, such as put or call options, or short-selling techniques) to hedge against potential changes in the value of our common stock. Additionally, no non-employee director may pledge shares of our stock as collateral for a loan or hold any shares of our common stock in a margin account. Stock ownership and retention guidelines and anti-hedging and anti-pledging policies for our executive officers, including Mr. Nawabi, are described below under “Executive Compensation and Other Information — Compensation Discussion and Analysis — Stock Ownership Guidelines for Executive Officers.

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Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
Related Party Transactions

Certain Transactions and Relationships
Review and Approval of Related Party Transactions. All transactions and relationships in which the company and our directors, director nominees and executive officers or their immediate family members are participants are reviewed by our Audit Committee or another independent body of the board of directors, such as the independent and disinterested members of the board. As set forth in the Audit Committee charter, the members of the Audit Committee, all of whom are independent directors, review and approve related party transactions for which such approval is required under applicable law, including SEC and Nasdaq rules. In the course of its review and approval or ratification of a disclosable related party transaction, the Audit Committee or the independent and disinterested members of the board may consider:
•
the nature of the related person’s interest in the transaction;

•
the material terms of the transaction, including, without limitation, the amount and type of transaction;

•
the importance of the transaction to the related person;

•
the importance of the transaction to the company;

•
whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the company; and

•
any other matters the Audit Committee deems appropriate.

Reportable Related Party Transactions. Other than the employment arrangements described below and elsewhere in this proxy statement, since May 1, 2025, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party in which:
•
the amount involved exceeded or will exceed $120,000; and

•
a director, director nominee, executive officer, holder of five percent or more of any class of our capital stock or any member of his or her immediate family had or will have a direct or indirect material interest.

Retirement Agreement between Company and Kevin McDonnell, former Chief Financial Officer
On February 20, 2026, in connection with Kevin McDonnell’s retirement, Mr. McDonnell and the company entered into a
Retirement Agreement (the “Agreement”). Pursuant to the Agreement, Mr. McDonnell agreed to remain the company’s Chief Financial Officer until the earlier of (a) the start date of a new chief financial officer hired by the company or (b) July 31, 2026 (the “Retirement Date”). Pursuant to the terms of the Retirement Agreement, and as a result of the company hiring a new Chief Financial Officer appointed as of May 1, 2026, Mr. McDonnell continued his employment with the company through the Retirement Date in a non-officer capacity to ensure an orderly transition of his duties to his successor. Under the Retirement Agreement, the company agreed to pay to Mr. McDonnell his current base salary and other benefits owed to him through the Retirement Date. Mr. McDonnell also received his full annual Short Term Incentive Plan bonus for the Company’s fiscal year 2026 at target, or $455,420, less all applicable withholdings, with payment made at the same time as annual bonuses for the company’s fiscal year 2026 as paid to all other company employees. On the Retirement Date, the company also paid to Mr. McDonnell an amount equal to the after-tax cost of five months of COBRA premiums in effect as of the date of the Agreement for medical, dental, hospitalization, prescription and vision insurance coverage. Additionally, under the Agreement, Mr. McDonnell agreed to execute a general release of any claims in favor of the company and its affiliates on the Retirement Date and reaffirmed his existing confidentiality and other obligations under other agreements he previously executed with the company in connection with his employment. Mr. McDonnell’s equity awards also continued to remain outstanding and vest under the existing terms and conditions set forth in the governing plan documents and applicable equity agreements through the Retirement Date.
Consulting Agreement between Company and Bradley Truesdell, former Chief Operating Officer
On April 7, 2026, the company entered into a consulting agreement with Bradley Truesdell, with an effective date of May 1, 2026, pursuant to which Mr. Truesdell would provide consulting services to the company through his limited liability company, Truesdell Capital LLC, for up to approximately 26 months after the end of his employment with the company at a rate of $200.00 per hour. Mr. Truesdell’s outstanding restricted stock awards will

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Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Related Party Transactions
continue to vest pursuant to their terms over the term of the consulting agreement. All performance restricted stock units held by Mr. Truesdell, other than performance restricted stock units for the fiscal year 2024-fiscal year 2026 performance period, were forfeited on May 1, 2026. On April 8, 2026, Mr. Truesdell and the company entered into Amendment No. 1 to the consulting agreement, effective as of May 1, 2026, to clarify that Mr. Truesdell would be entitled to receive his bonus for the company’s fiscal year 2026 under the company’s Annual Cash Bonus Plan. Mr. Truesdell received his bonus under the Annual Cash Bonus Plan for the company’s fiscal year 2026 at the achieved percentage of target, less all applicable withholdings, with payment made at the same time as annual bonuses for the company’s fiscal year 2026 were paid to all other company employees.
Shareholders Agreement with Arlington Capital Partners
On November 18, 2024, the company entered into the Shareholders Agreement in conjunction with its acquisition of BlueHalo, which obligations became effective with the closing of that transaction on May 1, 2025. The Shareholders Agreement provides, that the Sponsor Members (a) have the right to designate two individuals as director nominees until they and their affiliates cease to collectively hold and own, directly or indirectly, at least 20% of the issued and outstanding shares of our common stock and (b) have the right to designate one individual as a director nominee until they and their affiliates cease to collectively hold and own, directly or indirectly, at least 15% but less than 20% of the issued and outstanding shares of our common stock. Based on the current ownership of issued and outstanding shares of our common stock by the Sponsor Members, the Sponsor Members currently have the right to designate two director nominees. Mr. Albers and Mr. Wodlinger, who each joined the board upon the closing of our acquisition of BlueHalo on May 1, 2025 served as the Sponsor Director Nominees until each of their respective resignations from the board on June 16, 2026. Both Mr. Wodlinger and Mr. Albers noted in their separate letters that their decision to resign from the board was not the result of any disagreement with management on any matter relating to the Company’s operations, policies, or practices. Following these resignations, the Sponsor Members have not designated any successor Sponsor Director Nominees. The Sponsor Members retain the contractual right granted by the Shareholders Agreement to appoint two successor Sponsor Director Nominees and the board anticipates increasing the size of the board if and as needed in order to accommodate any such nominees designated by the Sponsor Members during the term of the Shareholders Agreement promptly upon notice from the Sponsor Members.
Under the Shareholders Agreement, the Sponsor Members (i) have “demand” registration rights that require us to register under the Securities Act the Registrable Securities (as defined in the Shareholders Agreement”) that the Sponsor Members holds and (ii) have the ability to exercise certain piggyback registration rights in connection with registered offerings requested by other registration rights holders or initiated by the Company. These rights include certain expense reimbursement and coverage obligations that could exceed $120,000.

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Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting

Executive Officers

The following table sets forth certain information as of August 14, 2026 about our executive officers.
Name	Age	Position
Wahid Nawabi1	57	Chair, President and Chief Executive Officer
Sean Woodward	44	Executive Vice President and Chief Financial Officer
Melissa Brown	49	Executive Vice President, Chief Legal Officer and Corporate Secretary
Robert Smith	53	Executive Vice President and Chief Operating Officer
Trace Stevenson	49	President, Autonomous Systems
Mary Clum	49	President, Space, Cyber & Directed Energy

1.
The background and experience of Mr. Nawabi is detailed on page 20.

Sean Woodward has served as our Executive Vice President and Chief Financial Officer since May 1, 2026. Prior to that he served as the Chief Financial Officer of the Company’s Autonomous Systems segment from May 2025 to the present. He has held several positions of increasing responsibility since joining the Company in 2010, including as Senior Vice President of Finance from September 2024 to May 2025, Vice President of Global Operations Finance from February 2021 to September 2024, and as Vice President of Finance from June 2019 through February 2021. Mr. Woodward holds a Bachelor of Science in Business Management from the University of South Florida and an M.B.A. with a concentration in finance from the University of Tampa.
Melissa Brown has served as our Executive Vice President, Chief Legal Officer and Corporate Secretary since May 1, 2025. Prior to that, she served as our Senior Vice President, General Counsel, and Corporate Secretary since May 2023. She also served as our Chief Compliance Officer from 2021 to March 2026. She began serving as Vice President, General Counsel and Corporate Secretary beginning in December 2016. She was appointed as our Corporate Secretary in September 2016 and previously she served as our Corporate Counsel from April 2015 to December 2016. Prior to joining the company, Ms. Brown served as an associate attorney at various law firms, including K&L Gates LLP from 2007 to 2014. Ms. Brown also serves as a director for our direct and indirect wholly-owned U.S. subsidiaries. Ms. Brown earned a B.S. in Microbiology and Molecular Genetics from the University of California, Los Angeles and a J.D. from Arizona State University.
Trace Stevenson has served as our President of Autonomous Systems since May 1, 2025. Prior to that he served as Senior Vice President and General Manager, UnCrewed Systems from May 2023 to April 2026 and Vice President and General Manager of our Small Unmanned Systems Product Line from February 2021 to May 2023. He also served as Deputy General Manager UAS from May 2015 to February 2021 and was responsible for the leadership of our Emerging Business overseeing our HAPS business where he served as a Board Member of HAPSMobile, Inc., a Joint Venture between the company and SoftBank. Mr. Stevenson has 20 years of experience in the defense industry and earned a B.S. in Business and Economics from the University of Kansas.
Mary Clum has served as our Executive Vice President and President of the Space, Cyber, & Directed Energy since October 2025. She joined the company in May 2025 through the company’s acquisition of BlueHalo, where she served as Sector President, Products from March 2023 to May 2025. In that role, she oversaw product innovation and manufacturing operations, driving growth across the portfolio and ensuring alignment with the company’s long-term strategic objectives. Prior to that, she served as Vice President, Programs at BlueHalo from January 2018 to March 2023. Earlier in her career, Ms. Clum spent more than a decade at Raytheon Company, including as the Senior Manager for the Directed Energy and Mobile Range product areas.
Robert Smith has served as our Executive Vice President and Chief Operating Officer since April 13, 2026. Prior to that he served as the Vice President, Radio Frequency Solutions of Raytheon Company, an RTX Corp. company, from February 2024 to March 2026. He also served as Vice President, Mission Suites of Raytheon from September 2023 to February 2024. He served as Senior Vice President and General Manager, Integrated Defense Solutions of Cobham Advanced Electronic Solutions from March 2022 to September 2023 and as President, Government Operations of BWX Technologies, Inc. from January 2021 to January 2022. Prior to joining BWX Technologies, Dr. Smith had multiple executive roles at Lockheed Martin Corp., including Vice President and General Manager of Radar and Sensor Systems, Vice President of C4ISR, and Vice President of Space and Cyber, among other positions. Dr. Smith holds a bachelor’s degree in chemical engineering from the University of Maryland Baltimore County, a Ph.D. in chemical engineering from Auburn University and a master’s degree in business administration from Johns Hopkins University.

2026 Proxy Statement   39

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Share Ownership
Share Ownership
Ownership of Equity Securities of the Company

The following table presents information regarding the beneficial ownership of our common stock as of August 7, 2026, by:
•
our Named Executive Officers (as defined below);

•
our current directors and director nominees;

•
all of our directors and executive officers as a group; and

•
each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.
The information presented in this table is based on 50,822,615 shares of our common stock outstanding on August 7, 2026. Except as set forth in the footnotes below, the address of each beneficial owner listed on the table is c/o AeroVironment, Inc., 241 18th Street South, Suite 650, Arlington, VA 22202.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding
5% Stockholders
Entities Affiliated with Arlington Capital Partners1	12,035,890	23.68%
BlackRock, Inc.2	3,367,938	6.63%
Named Executive Officers, and Directors and Director Nominees:
Wahid Nawabi	162,200	*
Kevin McDonnell3,4	29,236	*
Melissa Brown	26,085	*
Trace Stevenson	9,823	*
Mary Clum	16,571
Bradley Truesdell5	4,549	*
Edward R. Muller6	52,649	*
Stephen F. Page7	51,635	*
Charles Thomas Burbage	51,764	*
Cindy K. Lewis	7,724	*
Philip S. Davidson	4,358	*
Mary Beth Long	4,220	*
Joseph L. Votel	4,189	*
William J. Lynn, III	892	*
Michael D. Ruppert	—
Current Directors and Executive Officers as a Group (16 persons)	401,762	*

*
Less than 1%.

1.
Consists of (i) 6,728,262 shares of common stock held by Arlington Capital Partners V, L.P. (“ACP V”) and (ii) 5,307,628 shares of common stock held by Arlington Capital Partners VI, L.P. (“ACP VI”). Arlington Capital Group V, L.L.C. (“Arlington V GP”) is the sole general partner of ACP V, and Arlington Management V, L.L.C. (“Arlington Management V”) is the sole managing member of Arlington V GP. Matthew Altman, Michael Lustbader and Peter Manos are the managing members of Arlington Management V and make voting and investment decisions with respect to the common stock held by ACP V, acting collectively. Arlington Capital Group VI, L.L.C. (“Arlington VI GP”) is the sole general partner of ACP VI, and Arlington Management VI, L.L.C. (“Arlington Management VI” and, together with ACP V, ACP VI, Arlington V GP, Arlington VI GP and Arlington Management V, the “Arlington Entities”) is the sole managing member of Arlington VI GP. David Wodlinger, Matthew Altman, Michael Lustbader and Peter Manos are

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Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Share Ownership
the managing members of Arlington Management VI and make voting and investment decisions with respect to the common stock held by ACP VI, acting collectively. The address for the Arlington Entities is 4747 Bethesda Ave, 5th Floor, Bethesda, MD 20814.
2.
Based solely on a Schedule 13G/A filed by BlackRock, Inc. on July 27, 2026 with the SEC reporting beneficial ownership as of June 30, 2026. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

3.
Shares held by the McDonnell Moore Living Trust, of which Mr. McDonnell is the trustee.

4.
Mr. McDonnell ceased acting as an executive officer as of May 1, 2026.

5.
Mr. Truesdell ceased acting as an executive officer as of April 13, 2026.

6.
Includes 49,691 shares held by the Edward R. Muller and Patricia E. Bauer 1991 Family Trust, of which Mr. Muller is one of the two trustees and with respect to which he shares investment authority with the other trustee, and 810 shares held by the Edward R. Muller IRA.

7.
Includes 48,753 shares held by the Stephen F. Page Living Trust, of which Mr. Page is the trustee.

2026 Proxy Statement   41

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the fiscal year ended April 30, 2026 the following delinquent filings occurred: Robert Smith filed one late Form 4 reporting one transaction due to a delay in obtaining administrative EDGAR access codes from the SEC; Brian Shackley filed one late Form 4 reporting one transaction due to an internal administrative communication delay; and Stephen Page filed one late Form 4 reporting one transaction that was inadvertently delayed due to an internal administrative oversight of management.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of April 30, 2026 about our common stock that may be issued, whether upon the exercise of options, warrants and rights or otherwise, under our existing equity compensation plans and employee stock purchase plan.
	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights1	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))2
Equity compensation plans approved by security holders	144,837	—	1,393,898
Equity compensation plans not approved by security holders	—	—	—
Total	144,837	—	1,393,898

1.
Includes 144,837 restricted stock units and performance restricted stock units outstanding under the AeroVironment, Inc. Amended and Restated 2021 Equity Incentive Plan (with performance awards reflected assuming “target” performance) as of April 30, 2026. Does not include 188,537 unvested restricted stock awards outstanding under the AeroVironment, Inc. Amended and Restated 2021 Equity Incentive Plan as of April 30, 2026.

2.
Includes 436,233 shares remaining available for issuance under the AeroVironment, Inc. Amended and Restated 2021 Equity Incentive Plan and 957,665 shares remaining available for issuance under the AeroVironment, Inc. 2023 Employee Stock Purchase Plan.

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Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Executive Compensation and Other Information
Executive Compensation and Other Information
Compensation Committee Report

The Compensation Committee of our board of directors is primarily responsible for determining the annual salaries and other compensation of our executive officers and administering our equity compensation plans. The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis of the 2026 proxy statement. Based on such review and discussions, the Compensation Committee recommended to the board that the Compensation Discussion and Analysis be included in our annual report filed on Form 10-K and this proxy statement.
Compensation Committee:
Cindy K. Lewis (Chair)
Edward R. Muller
Charles Thomas Burbage
General Joseph L. Votel
Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information about the material components of our executive compensation program for:
•
Wahid Nawabi, President and Chief Executive Officer;

•
Kevin McDonnell, former Executive Vice President and Chief Financial Officer;

•
Melissa Brown, Executive Vice President, Chief Legal Officer and Corporate Secretary;

•
Bradley Truesdell, former Chief Operating Officer;

•
Trace Stevenson, President of Autonomous Systems; and

•
Mary Clum, President of Space, Cyber & Directed Energy

Executive Officer Transitions
Effective April 13, 2026, Mr. Truesdell ceased serving as an executive officer and continued employment in an advisory role through April 30, 2026. Following his advisory role, Mr. Truesdell transitioned to a consulting role starting May 1, 2026. On February 12, 2026, Kevin McDonnell announced that he would retire from the company and transition from his role as Chief Financial Officer effective May 1, 2026, and continue as an employee with the company until July 31, 2026 to provide support for the transition to the company’s incoming Chief Financial Officer, Sean Woodward. We refer to the above listed executive officers collectively in this Compensation Discussion and Analysis as the “Named Executive Officers.” Specifically, this Compensation Discussion and Analysis provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program, and each compensation component that we provide. In addition, we explain how and why the Compensation Committee arrived at specific compensation policies and decisions involving our Named Executive Officers during fiscal year 2026.

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-Executive Compensation and Other Information
Executive Summary
Our executive compensation program is designed to support our business goals and objectives by providing a link between the total compensation for our executive officers, including the Named Executive Officers, and the creation of long-term stockholder value. The Compensation Committee reviews our executive compensation program on an annual basis to ensure that it is consistent with such objectives. In line with this philosophy, compensation awarded to our Named Executive Officers for fiscal year 2026 reflected our financial and strategic results and overall compensation philosophy.
Key Performance Indicators During Fiscal Year 2026
For fiscal year 2026, revenue, orders, adjusted EBITDA and consolidated cash conversion ratio were the financial metrics used by the Compensation Committee to evaluate our consolidated company financial performance under the company’s executive compensation program. The Compensation Committee also used revenue, orders, adjusted EBITDA and adjusted free cash flow metrics at the operational segment level for Mr. Stevenson and Ms. Clum (the Autonomous Systems segment (“AxS”) for Mr. Stevenson, and the Space, Cyber and Directed Energy segment (“SCDE”) for Ms. Clum), as further described below under “Executive Compensation Program Components — Annual Bonuses.” Our consolidated company performance for fiscal year 2026 for these metrics, relative to fiscal year 2025 consolidated performance, is reflected in the table below.
Financial Measure	Fiscal Year 2026 ($, in millions)	Fiscal Year 2025 ($, in millions)	Increase (decrease) (%)
Revenue	1,977	821	141
Orders1	1,998	1,165	72
Adjusted EBITDA2	286	146	95
Consolidated Cash Conversion Ratio2	-26%	16%	-263%
AxS Adjusted Free Cash Flow3	(143)	N/A3	N/A3
SCDE Adjusted Free Cash Flow3	(66)	N/A3	N/A3

1.
Orders are firm orders for products and services for which funding has been appropriated to us under an executed contract during the fiscal year. Orders exclude the value of the unfunded portion on order amounts under cost-reimbursable and fixed price contracts such as (i) multiple one-year options, and indefinite delivery, indefinite quantity, or IDIQ contracts, or (ii) incremental funded contracts.

2.
Non GAAP Financial Metrics

Adjusted EBITDA means the company’s earnings (as calculated in accordance with generally accepted accounting principles (“GAAP”)), before interest, taxes, depreciation and amortization, excluding any acquisition-related deal & integration costs, equity method investments and stock-based compensation expenses.
Consolidated Cash Conversion Ratio means Adjusted EBITDA, less changes in working capital and capital expenditures, divided by Adjusted EBITDA.
Adjusted EBITDA and Consolidated Cash Conversion Ratio are non-GAAP measures. An itemized reconciliation of these metrics to their most directly comparable GAAP financial measures (unaudited) for fiscal years 2026 and 2025 is set forth below:
	Fiscal Year 2026 ($, in millions)	Fiscal Year 2025 ($, in millions)
Net income (loss)	(265)	44
Interest expense, net	6	2
Provision for (benefit from) income taxes	(23)	1
Depreciation and amortization	265	41
EBITDA (Non-GAAP)	(18)	88
Amortization of cloud computing arrangement implementation	6	3
Stock-based compensation	38	21
Acquisition-related expenses	48	19
Goodwill impairment	241	18
Equity method and equity securities investments activity, net	(29)	(5)
Legal accrual	0	2

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-Executive Compensation and Other Information
	Fiscal Year 2026 ($, in millions)	Fiscal Year 2025 ($, in millions)
Adjusted EBITDA (Non-GAAP)	286	146
Less Change in Working Capital	(260)	(82)
Less Capital Expenditures	(100)	(41)
Net Cash Flows	(74)	24
Cash Conversion Ratio (Net Cash Flows / Adj. EBITDA)	-26%	16%

3.
Adjusted Segment Free Cash Flow is a non-GAAP financial measure used by the Compensation Committee solely as an incentive target to evaluate operational executive performance under our 2026 executive compensation program. We define Adjusted Segment Free Cash Flow as Segment Adjusted EBITDA less segment capital expenditures and segment increases in accounts receivable, inventory, and unbilled revenue.

Effective May 1, 2025, the company reorganized its operational structure into the AxS and SCDE segments. As a result of this business realignment, historical segment financial metrics for fiscal year 2025 are not available on a consolidated basis under the current segment structure and are not comparable to fiscal year 2026 performance. Consequently, prior-year comparative figures for these segment metrics have been omitted.
The Company more than doubled revenue in FY26, reporting record sales of nearly $2 billion and record orders of $2 billion with record funded backlog of $1.2 billion. Organic revenue growth, or growth excluding the contributions of acquisitions consummated during fiscal year 2026, of 26% year-over-year was driven by product sales in our multi-mission ISR and strike programs and inorganic growth was derived from space technologies and counter-UAS solutions.
In addition to strong financial performance, we launched several new products including:
•
Switchblade 400, which was down selected for the U.S. Army’s LASSO program;

•
Mayhem 10, built from our Switchblade family of products and offering a swappable payload with multi-launch capabilities;

•
Titan 4 RF, our next generation counter-UAS solution; and

•
LOCUST 3, our directed energy counter-UAS solution.

We also introduced our comprehensive software ecosystem, AV_Halo, which integrates several of our software systems into one complete solution. This software system operates across all our platforms allowing several of our products to communicate in contested environments.
We delivered both strong financial performance and other significant results during fiscal 2026, including:
•
Revenue of nearly $2 billion, up 141% from fiscal year 2025, including 26% organic revenue growth.

•
57% increase in gross margin from the prior fiscal year.

•
Strong funded backlog of $1.2 billion, up 63% from last fiscal year

•
Record orders of $2.0 billion.

•
Added new capabilities in Counter-UAS and space technologies to our portfolio.

•
Introduced several new products including Switchblade 400, Mayhem 10, Titan 4, and Locust 3.

•
Introduced AV_Halo™, a hardware-agnostic, open-standards software platform designed to unify command and control, intelligence analysis, synthetic training, and autonomous targeting across the battlespace.

•
Acquired Empirical Systems Aerospace, Inc. (ESAero), a leading producer of UAS and AAM platforms, enhancing AV’s ability to seamlessly transition from innovative design to advanced manufacturing.

For fiscal year 2026, the Compensation Committee established the Company Annual Cash Bonus Plan based on corporate and/or other operating segment performance. The Compensation Committee set consolidated financial performance targets based on corporate results for Mr. Nawabi, Mr. McDonnell, Ms. Brown and Mr. Truesdell. For each of Mr. Stevenson and Ms. Clum, the Compensation Committee established a Segment Bonus Plan which consisted of consolidated company financial performance target and segment specific financial goals.
Each bonus plan focused performance on orders, revenue, adjusted EBITDA and cash flow or cash conversion metrics either at the consolidated company level and/or at the operational segment level.
Based on our performance relative to the challenging metrics established by our Compensation Committee for annual bonus plan purposes in fiscal year 2026, our Named Executive Officers received payouts of their annual cash bonuses below the target amounts established for our fiscal year 2026 bonus plan.

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Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Executive Compensation and Other Information
Summary of Executive Compensation Best Practices
Our executive compensation program is governed by policies and practices that are intended to align with industry practices and stockholder interests.
Best Practices We Maintain
✓	Majority of total potential compensation paid to executives based on our financial and company performance
✓	Compensation recovery (or “clawback”) policy for the recoupment of incentive compensation of executive officers
✓	Industry benchmarking as a part of compensation determinations
✓	Anti-hedging, anti-pledging and anti-short sale policies for all employees, including executives
✓	Limited perquisites
✓	Retention of independent compensation consultant
✓	Annual risk assessment of compensation practices
✓	Stock ownership guidelines requiring ownership of company stock by our Chief Executive Officer of 4x his base salary and by other Named Executive Officers of 2x their base salaries
✓
Post-vesting stock retention guidelines requiring officers subject to the reporting requirements of Section 16(a) of the Exchange Act to hold 50% of net after-tax shares issued upon the vesting of equity awards until their required stock ownership levels are achieved

Practices We Avoid
✘	No automatic or guaranteed annual base salary increases
✘	No employment agreements with executive officers
✘	No executive pensions
✘	No single-trigger benefits upon change in control under our Severance Plan
✘	No excise tax gross-up payments upon a termination after a change in control
✘	No repricing or exchange of “underwater” stock options without stockholder approval
✘	No minimum guaranteed vesting for performance-based equity awards
✘	No counting of outstanding performance-based restricted stock units or in-the-money options when determining whether share ownership guidelines have been met

Key Fiscal Year 2026 Compensation Determinations
During fiscal year 2026, the Compensation Committee made the following compensation decisions:
•
Base Salary Increases: For fiscal year 2026, with the exception of Ms. Clum who was appointed as an Executive Officer in October 2025, all Named Executive Officers received a base salary increase based on the executive officer’s position and responsibilities, tenure with the company, individual and organizational performance, and internal pay equity.

•
Continued Emphasis on Performance-Based Compensation: In fiscal year 2026, the Compensation Committee continued its practice of awarding the majority of total target compensation to the Named Executive Officers in the form of performance-based compensation.

This emphasis on performance-based compensation is intended to align executive compensation with stockholder interests.
Under the Company Annual Cash Bonus Plan, as described below in further detail, we achieved 99%, 94%, 89% and -78% of target achievement with respect to our consolidated company revenue, orders, adjusted EBITDA, and cash conversion objectives, respectively. Based on our achievement of the financial objectives for the Company Annual Cash Bonus Plan for fiscal year 2026, each of our Named Executive Officers participating in the Company Annual Cash Bonus Plan was awarded an annual performance bonus equal to 62% of his or her target bonus amount, before the addition of any discretionary component.
For each of the Segment Annual Cash Bonus Plans, 40% of the bonus opportunity was tied to the same consolidated company financial metrics as the Company Annual Cash Bonus Plan. The remaining 60% was tied to segment specific orders, revenue, adjusted EBITDA targets, and cash

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conversion. Prior to the addition of any discretionary component, Mr. Stevenson was awarded an annual performance bonus equal to 70% of his targeted bonus amount based on the achievement of the metrics for the AxS segment and Ms. Clum was awarded 43% of her targeted bonus amount based on the achievement of the metrics for the SCDE segment.
In addition to amounts earned under the annual bonus plans, certain Named Executive Officers were awarded an additional discretionary cash bonus in recognition of integration efforts to integrate the company with BlueHalo following the close of the acquisition on May 1, 2025, as further described below in the Summary Compensation table.
•
Continued Use of Long-Term Incentive Compensation Program. The company’s long-term incentive compensation program consists of a mix of performance-based restricted stock unit awards (“PRSUs”), which vest based on the company’s achievement of specified financial metrics over a three-year performance period, and restricted stock awards, which vest in equal annual installments over a three-year vesting period. If financial objectives associated with the awards are achieved, the PRSUs will settle in fully-vested shares of our common stock. In June 2025, the Compensation Committee granted time-based restricted stock awards and PRSUs to the Named Executive Officers with specified financial objectives for the cumulative three-year performance cycle comprising fiscal years 2026, 2027 and 2028.

•
Above Target Payouts under PRSUs for Fiscal Year 2024 — Fiscal Year 2026 Performance Period. In June 2026, the Compensation Committee determined that the PRSUs for the three-year performance period comprising fiscal years 2024-2026 would be paid out at 250% of the applicable target for such awards based on the company’s financial performance over the performance period and our achievement relative to the financial metrics associated with such awards for the performance period.

Objectives of Our Executive Compensation Program
Our executive compensation program is designed to support our business goals and objectives by providing a link between the total compensation opportunities for our executive officers, including the Named Executive Officers, and the creation of long-term stockholder value. Specifically, our executive compensation program is designed to:
•
Attract, motivate and retain superior talent;

•
Ensure that compensation is commensurate with the company’s performance and stockholder returns;

•
Provide performance awards for the achievement of financial objectives that are important to our long-term growth; and

•
Ensure that our executive officers have financial incentives to achieve growth in stockholder value.

Our compensation program is designed to achieve these objectives through a combination of the following types of compensation: base salary; annual cash incentive bonus awards; performance-based restricted stock units that will settle in fully-vested shares of common stock for multi-year performance periods, restricted stock awards subject to time-based vesting over a multi-year period; and other employee benefits. Each of these compensation components serve our interests in different ways and together represent a comprehensive pay package that can reward both the short-term and long-term performance of the company and each individual Named Executive Officer. A majority of the compensation provided to the Named Executive Officers is based on our performance, which helps align the interests of our executive officers with those of stockholders in achieving long-term financial goals for our company. Each element of our executive compensation program is discussed in greater detail below.
The Compensation Committee does not affirmatively set out in any given year, or with respect to any given executive, to apportion compensation in any specific ratio among the various categories of compensation (i.e., cash and non-cash compensation, between short-term and long-term compensation, or between non-performance-based and performance-based compensation). Rather, the Compensation Committee uses the principles described above, and the factors described for each category in the discussion that follows, as a guide in assessing the proper allocation among those categories.
Compensation-Setting Process
The Compensation Committee is responsible for overseeing our executive compensation program, as well as determining and approving the ongoing compensation arrangements for our executive officers, including the non-CEO Named Executive Officers. The Compensation Committee reviews and recommends for approval to our full board of directors the compensation of our Chairman, President and Chief Executive Officer.
Generally, annual base salary adjustments for our executive officers are determined within the first quarter of each fiscal

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-Executive Compensation and Other Information
year. Annual cash bonus payouts are made within 75 days of our fiscal year end to synchronize award determinations with the conclusion of our fiscal year and the review of fiscal year financial results. Historically, long-term incentive awards have been made at the discretion of the Compensation Committee. Compensation adjustments in connection with changes in duties and/or other material changes in the primary assumptions forming the basis of a compensation decision will continue to be made as required by circumstances throughout the fiscal year.
Role of Our Chief Executive Officer
Typically, our Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of our executive officers (except with respect to his own compensation), including base salary levels, target annual cash bonus opportunities, long-term incentive performance compensation levels and equity awards. Our Chief Executive Officer also provides recommendations for the corporate financial objectives used in our annual cash bonus plan and long-term incentive compensation program. He supports his recommendations with competitive market data developed by our people and culture department as well as the Compensation Committee’s independent compensation consultant, and by reviewing the historical performance of each executive officer with the Compensation Committee.
Although the Compensation Committee carefully considers the recommendations of our Chief Executive Officer when determining the compensation of our executive officers, it bases its decisions on the collective judgment of its members after considering the input of its independent compensation consultant and any relevant supporting data.
While our Chief Executive Officer generally attends meetings of the Compensation Committee, the committee meets outside the presence of our Chief Executive Officer when discussing his compensation.
Decisions regarding non-CEO executive officers’ compensation are made by the Compensation Committee. The Compensation Committee recommends the compensation of our Chief Executive Officer to our board of directors for approval.
The Compensation Committee may delegate and grant authority to our Chief Executive Officer and/or a committee of executive officers to grant equity awards under the company’s equity incentive plan to the employees holding positions below the level of Vice President.
Role of Compensation Consultant
The Compensation Committee is authorized to retain the services of executive compensation advisors, as it sees fit, in connection with its oversight of our executive compensation program. In fiscal year 2026, the Compensation Committee engaged Pay Governance, a national compensation consulting firm, to provide executive compensation advisory services, including an executive officer compensation assessment.
The Compensation Committee considered the independence of Pay Governance consistent with the requirements of Nasdaq Listing Rule 5605(a)(2). Further, as required under Item 407(e)(3) of Regulation S-K, the Compensation Committee conducted a conflicts of interest assessment and determined that there is no conflict of interest resulting from retaining Pay Governance. The Compensation Committee intends to reassess the independence of its compensation advisors at least annually.
Competitive Market Data
Each year, the Compensation Committee reviews the executive compensation practices of a group of companies in relevant industry sectors determined to be comparable to us based on their business size and public company status. In February 2025, with the assistance of Pay Governance, and to better align with the company’s larger size and scope, the Compensation Committee approved the following group of peer companies to be used in a competitive market analysis of executive officer compensation for the fiscal year 2026 compensation decisions:
•
Applied Industrial Technologies, Inc.*

•
Axon Enterprise, Inc.

•
Crane Company*

•
Curtis-Wright Corporation*

•
HEICO Corporation*

•
Hexcel Corporation

•
InterDigital, Inc.*

•
Itron, Inc.

•
Kratos Defense & Security Solutions, Inc.

•
Leonardo DRS, Inc.

•
Logitech International S.A.*

•
OSI Systems, Inc.*

•
QinetiQ Group plc

•
Regal Rexnord Corporation*

•
Teledyne Technologies Incorporation*

•
Trimble, Inc.*

*
Added to the peer group for fiscal year 2026

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The specific companies were from relevant industries and within a range of company scope (primarily revenue and market capitalization) that we believe is appropriate for benchmarking executive compensation based on our revised peer group related to the increased size of the company following the BlueHalo acquisition on May 1, 2025. With the assistance of Pay Governance, the Compensation Committee reviews the peer group each year to ensure the group is sufficiently robust to produce meaningful compensation data for executive compensation evaluation purposes. We believe the peer group includes companies with which we compete for business, executive talent and/or investment dollars.
After identifying our peer group, the Compensation Committee’s independent compensation consultant conducts a compensation analysis of the peer group to assess the competitiveness of our compensation levels. Where proxy data is not available, survey data for companies of comparable scope to the company are used.
We believe that by utilizing publicly available peer group data, we are able to develop an appropriate set of competitive data for use in making compensation decisions. The Compensation Committee uses the information derived from this review in two ways: to assist it in determining the appropriate level and reasonableness of total compensation, as well as each separate component of compensation, for our executive officers and to ensure that the compensation we offer to them is competitive and fair.
The Compensation Committee does not establish compensation levels based directly on benchmarking, although it does target a Named Executive Officer’s overall target compensation to the market median. The Compensation Committee relies on the judgment of its members, in addition to seeking input from other independent directors, in making compensation decisions regarding base salaries, target bonus levels and long-term equity incentive awards. In addition to competitive market data, in making its compensation decisions, the Compensation Committee also considers an executive officer’s position, tenure with the company, individual and organizational performance, our retention needs, and internal pay equity. The Compensation Committee does not guarantee that any executive will receive a specific market-derived compensation level.
Executive Compensation Program Components
The following describes each component of our executive compensation program, the rationale for each, and how compensation amounts are determined.
Base Salary
We use base salaries to provide our executive officers, including the Named Executive Officers, with a fixed amount of compensation for their regular work. The Compensation Committee generally reviews the base salaries of our executive officers at the beginning of each fiscal year, as well as in connection with promotions or other changes in responsibilities. Base salary adjustments generally go into effect within the first quarter of each fiscal year. Base salary adjustments are based on an evaluation of peer company data provided by the Compensation Committee’s independent compensation consultant, an executive officer’s position, tenure with our company, experience with other companies, individual and organizational performance, our retention needs, and internal pay equity.
The Compensation Committee has adopted a general approach of compensating our executive officers with base salaries commensurate with the experience and expertise of the individual executive and competitive with the median base salaries of executives holding comparable positions among our peer group. The Compensation Committee will take into account the base salaries of comparable executives in our peer group in setting base salaries for our executive officers and may approve increases in base salaries of the relevant executive officers to move them closer to the median of our peer group data for their positions, although such approved base salaries may remain below the median.
In light of the considerations discussed above, for fiscal year 2026, the Compensation Committee determined to increase the base salaries of our Named Executive Officers, as shown below:
Named Executive Officer	2026 Salary ($)	Increase Over 2025 (%)
Wahid Nawabi	1,000,002	12%
Kevin McDonnell	569,275	13%
Melissa Brown	528,590	9%
Trace Stevenson	466,731	9%
Mary Clum	440,003	*
Bradley Truesdell	420,930	*
Bradley Truesdell was appointed as an executive officer on May 1, 2025 and Mary Clum was appointed as an executive officer on October 13, 2025, as a result there is not comparative data for the 2025 fiscal year salary. The base salary increases for each Named Executive Officer were intended to bring them closer to the median of the competitive market data provided by Pay Governance.

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-Executive Compensation and Other Information
We believe that the base salaries paid to our Named Executive Officers during fiscal year 2026 helped to achieve our executive compensation objectives and are position appropriate relative to the salaries of the executives holding comparable positions based on the competitive market data provided by Pay Governance based on our peer group.
Annual Cash Bonuses
We believe that a significant portion of overall target compensation of our executive officers, including the Named Executive Officers, should be “at risk” (that is, contingent upon the successful implementation of our annual operating plan). Annual cash bonuses represent a portion of this “at risk” compensation. We use these annual cash bonus opportunities to motivate our executive officers to achieve our short-term financial imperatives and strategic objectives while making progress toward our longer-term growth and other goals.
At the end of the fiscal year, the Compensation Committee determines whether to pay cash bonuses to our executive officers, including the Named Executive Officers, based on our financial results relative to the financial and strategic objectives established by the Compensation Committee at the beginning of the relevant fiscal year and such other factors as the Compensation Committee may determine in its discretion.
Setting Target Bonus Levels
Initially, the Compensation Committee establishes a “target bonus level” for each non-CEO executive officer and recommends for approval to the board a “target bonus level” for our Chairman, President and Chief Executive Officer. In setting and recommending these target bonus levels, the Compensation Committee considers the cash compensation of executives holding comparable positions based on the competitive market data provided by its independent compensation consultant based on our peer group. Generally, the Compensation Committee sets and recommends the target bonus levels so that, assuming achievement of the corporate financial and strategic objectives at targeted levels, total annual cash compensation will be competitive with the market median and when above target performance occurs, total cash compensation will be above the median of total cash compensation level of executives holding comparable positions. The Compensation Committee believes that this approach is consistent with the high level of growth generally reflected in the corporate performance objectives applicable to the annual bonus determinations.
Fiscal year 2026 target bonus levels are provided in the table below.

Named Executive Officer	Target Bonus Level	Percentage of Base Salary
Wahid Nawabi	$1,250,002	125%
Kevin McDonnell	$455,420	80%
Melissa Brown	$370,013	70%
Trace Stevenson	$326,712	70%
Mary Clum	$264,000	60%
Bradley Truesdell	$294,651	70%
Establishing Performance Measures —  Company
Company Annual Cash Bonus Plan
At the beginning of each fiscal year, the Compensation Committee identifies one or more financial performance measures and establishes a specific performance target level for each such measure for purposes of calculating the bonus for each executive officer. Threshold and maximum levels of performance are also established for each financial performance measure. In the event that the threshold performance level for any financial performance measure is not met, then no credit will be given with respect to the portion of the annual bonus attributable to that financial performance measure.
Reviewing Performance Results
At the end of the fiscal year, the Compensation Committee reviews our actual performance against the target levels set for each of the financial performance measures established at the beginning of the year. In no event may an executive officer’s annual cash bonus payout exceed his or her maximum permissible bonus as established by the Compensation Committee.
Fiscal Year 2026 Plans.
For fiscal year 2026, the Compensation Committee established annual bonus plans for our NEOs based on their corporate or operational segment function within the company. The Compensation Committee set consolidated

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company financial performance objectives for the Company Annual Cash Bonus Plan, in which Mr. Nawabi, Mr. McDonnell, Ms. Brown and Mr. Truesdell participated. For each of Mr. Stevenson and Ms. Clum, the Compensation Committee established a Segment Bonus Plan which consisted of consolidated company financial performance as well as segment specific strategic objectives and financial goals.
Each bonus plan focused performance on orders, revenue, adjusted EBITDA and either cash conversion or simplified cash flow metrics either at the consolidated company level and/or at the operational segment level.
The Compensation Committee selected revenue, annual orders, adjusted EBITDA, and cash conversion as the company financial performance measures for the Company Annual Cash Bonus Plan based on the recommendation of our Chief Executive Officer and after reviewing the company’s annual operating plan for fiscal year 2026 and the company’s long-term strategic plan. These financial metrics are measured at the consolidated company level for purposes of the Company Annual Cash Bonus Plan and at the segment level for the Segment Annual Cash Bonus Plans.
The table below provides the weightings selected by the Compensation Committee for fiscal year 2026:

Weighting for Fiscal 2026 Annual Bonus Plan Goals — Company Annual Cash Bonus Plan
Weighting
Revenue	25%
Annual Orders	25%
Adjusted EBITDA	25%
Consolidated Cash Conversion	25%
Weighting for Fiscal 2026 Annual Bonus Plan Goals — Segment Annual Cash Bonus Plans
Weighting
Company Annual Cash Bonus Plan1	40%
Segment Revenue	15%
Segment Annual Orders	15%
Segment Adjusted EBITDA	15%
Segment Adjusted Free Cash Flow	15%

1.
40% of the Segment Annual Cash Bonus Plans is based on the achievement of the metrics associated with the Company Annual Cash Bonus Plan.

The Compensation Committee implemented a formulaic sliding scale for the consolidated company and segment financial performance goals that provides for a 0% payout for the portion of the target bonus associated with that financial metric if we do not meet the established minimum level for such metric. Additionally, maximum performance targets were established for the consolidated company and segment revenue, annual orders, and adjusted EBITDA metrics.
As a result, the Compensation Committee established a maximum payout of 150% of the target bonus amount for both the Company and Segment Annual Cash Bonus Plans if we achieved maximum performance on all metrics.

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Target Annual Cash Bonus Amounts Based on Financial Performance
	Minimum (40% Payout)	Target (100% Payout)	Maximum (150% Payout)
	($ in millions)
Consolidated Revenue	1,606	2,007	2,509
Consolidated Annual Orders	1,746	2,183	2,729
Consolidated Adjusted EBITDA	256	320	400
Consolidated Cash Conversion Ratio	20%	40%	50%
AxS Segment Revenue1	1,019	1,274	1,593
AxS Segment Annual Orders1	1,109	1,386	1,732
AxS Segment Adjusted EBITDA1	216	270	338
AxS Adjusted Free Cash Flow1	80	100	125
SCDE Segment Revenue2	586	733	916
SCDE Segment Annual Orders2	638	797	996
SCDE Segment Adjusted EBITDA2	49	61	76
SCDE Segment Free Cash Flow	8	10	13

1.
Reflects revenue and annual orders for the company’s AxS Segment. Also represents Adjusted EBITDA and Adjusted Free Cash Flow for the AxS Segment used by the Compensation Committee to evaluate performance against established fiscal year 2026 performance goals. Adjusted EBITDA for the AxS Segment means the earnings attributable to the AxS Segment (as calculated in accordance with GAAP), before interest, taxes, depreciation, and amortization, excluding any acquisition-related deal & integration costs, and stock-based compensation expenses. Adjusted Segment Free Cash Flow means Segment Adjusted EBITDA less segment capital expenditures and segment increases in accounts receivable, inventory, and unbilled revenue. Segment Adjusted EBITDA and Adjusted Segment Free Cash Flow are non-GAAP measures. An itemized reconciliation of the fiscal year 2026 performance targets and actual results for these metrics to their most directly comparable GAAP financial measure (unaudited) is set forth below:

	FY2026 Actual ($ in millions)	FY2026 Target ($ in millions)
Operating Income (loss)	108	175
Depreciation	29	34
Intangible Amortization	91	15
Amortization of cloud computing arrangement implementation	5	5
Goodwill impairment	0	0
Acquisition related expenses	29	31
Stock-based compensation	28	28
Other Income / (Loss)	(1)	0
Adjusted EBITDA	289	288
Less Increases in Accounts Receivable	(121)	0
Less Increases in Unbilled Receivables	(136)	0
Less Increase in Inventory	(109)	(69)
Less Capital Expenditures	(66)	(119)
Adjusted Segment Free Cash Flow	(143)	100

2.
Reflects revenue and annual orders for the company’s SCDE Segment. Also represents Adjusted EBITDA and Adjusted Free Cash Flow for the SCDE Segment used by the Compensation Committee to evaluate performance against established fiscal year 2026 performance goals. Adjusted EBITDA for the SCDE Segment means the earnings attributable to the SCDE Segment (as calculated in accordance with GAAP), before interest, taxes, depreciation, and amortization, excluding any acquisition-related deal & integration costs, and stock-based compensation expenses. Adjusted Segment Free Cash Flow means Segment Adjusted EBITDA less segment capital expenditures and segment increases in accounts receivable, inventory, and unbilled revenue. Segment Adjusted EBITDA and Adjusted Segment Free Cash Flow are non-GAAP measures. An itemized reconciliation of the fiscal year 2026 performance targets and actual results for these metrics to their most directly comparable GAAP financial measure (unaudited) is set forth below:

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-Executive Compensation and Other Information
	FY2026 Actual ($ in millions)	FY2026 Target ($ in millions)
Operating Income (loss)	(419)	9
Depreciation	13	18
Intangible Amortization	132	0
Amortization of cloud computing arrangement implementation	0	0
Goodwill impairment	241	0
Acquisition related expenses	18	9
Stock-based compensation	10	7
Other Income / (Loss)	2	0
Adjusted EBITDA	(3)	43
Less Increases in Accounts Receivable	(10)	0
Less Increases in Unbilled Receivables	(32)	0
Less Increase in Inventory	8	7
Less Capital Expenditures	(29)	(40)
Adjusted Segment Free Cash Flow	(66)	10
Below is the actual performance with respect to each goal compared to the target level for each of these goals established by the Compensation Committee in June 2025, with actual achievements rounded to their nearest whole number:
Company Annual Cash Bonus Plan — Percentage of Achievement of Performance Goals and Weighted Average Payout Percentages
Performance Goal	Performance Goal Target ($ in millions)	Actual Performance ($ in millions)	Percentage of Achievement	Weighting	Weighted Payout Percentage
Revenue	2,007	1,977	99%	25%	24%
Annual Orders	2,183	1,998	94%	25%	21%
Adjusted EBITDA	320	286	89%	25%	17%
Consolidated Cash Conversion	40%	-30%	-78%	25%	0%
Total Percentage Payout of Target Bonus1					62%

1.
Exclusive of discretionary bonus paid.

AxS Segment Annual Cash Bonus Plan — Percentage of Achievement of Performance Goals and Weighted Average Payout Percentages
Performance Goal	Performance Goal Target ($ in millions)	Actual Performance ($ in millions)	Percentage of Achievement	Weighting	Weighted Payout Percentage
Company Annual Cash Bonus Plan	See above	See above	62%	40%	25%
AxS Segment Revenue	1,274	1,358	107%	15%	17%
AxS Segment Annual Orders	1,386	1,338	97%	15%	13%
AxS Segment Adjusted EBITDA	270	289	100%	15%	15%
AxS Adjusted Free Cash Flow	100	(143)	-143%	15%	0%
Total Percentage Payout of Target Bonus1				100%	70%

1.
Exclusive of discretionary bonus paid.

2026 Proxy Statement   53

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Executive Compensation and Other Information
SCDE Segment Annual Cash Bonus Plan — Percentage of Achievement of Performance Goals and Weighted Average Payout Percentages
Performance Goal	Performance Goal Target ($ in millions)	Actual Performance ($ in millions)	Percentage of Achievement	Weighting	Weighted Payout Percentage
Company Annual Cash Bonus Plan	See above	See above	62%	40%	25%
SCDE Segment Revenue	733	619	84%	15%	8%
SCDE Segment Annual Orders	797	660	89%	15%	10%
SCDE Segment Adjusted EBITDA	61	(3)	-6%	15%	0%
SCDE Adjusted Free Cash Flow	10	(66)	-663%	15%	0%
Total Percentage Payout of Target Bonus1				100%	43%

1.
Exclusive of discretionary bonus paid.

From time to time, the Compensation Committee may award discretionary bonuses to certain Named Executive Officers. The Compensation Committee, upon recommendation from the Chief Executive Officer, determined to award a discretionary bonus to Mr. Stevenson due to his significant individual performance and achievements during fiscal year 2026. The Compensation Committee believed that the discretionary bonus to Mr. Stevenson was warranted and appropriate due to, as described above under “Executive Summary,” the officer’s leadership during fiscal year 2026 in integrating BlueHalo and in achieving the company’s outstanding revenue performance.
Long-Term Incentive Compensation
We use equity awards to motivate our executive officers, including the Named Executive Officers, to increase the long-term value of our common stock and, thereby, to align the interests of our executive officers with those of our stockholders. These equity awards are intended to further our success by ensuring that sustainable value creation is a key factor in our executive officers’ management of our business.
The size and form of these equity awards is determined by the Compensation Committee in its discretion. As described below, we grant equity awards in the form of restricted stock and PRSUs to our Named Executive Officers. We use restricted stock and PRSUs as long-term incentives because they reward our executive officers for superior financial performance, but also encourage executive retention as these awards vest over multiple years and can maintain value even during periods when there is volatility in our stock price.
In making equity awards to our executive officers, the Compensation Committee considers various factors, including, but not limited to, the recommendations of our Chief Executive Officer (except with respect to his own compensation), the role and responsibilities of the executive officer, past performance, future planned contributions, and prior equity awards.
As noted above, the Compensation Committee has the discretion to determine which executive officers will receive equity awards, as well as the amount of any such awards. Typically, the Compensation Committee approves equity award grants only on the dates of its regularly-scheduled committee meetings, without regard to the timing of the release of material information about us.
Each year, in connection with granting annual awards to our executives, the Compensation Committee will set a total long-term incentive compensation amount for each Named Executive Officer, with the percentage allocation between time-based and performance-based awards determined by the Compensation Committee. In setting these total long-term incentive compensation amounts, the Compensation Committee considers the overall compensation of executives holding comparable positions based on the competitive market data provided by its independent compensation consultant based on our peer group.
Generally, the Compensation Committee will set the annual total award amount so that the total compensation for our Named Executive Officers would be comparable with similarly situated executives at the companies in our peer group.

54   2026 Proxy Statement

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Executive Compensation and Other Information
The Compensation Committee may also grant equity awards to our executive officers in connection with a commencement of employment, promotion, special incentives or as recognition for extraordinary efforts where appropriate, in which case the percentage allocations of the awards granted to an executive officer may vary from our standard mix of long-term incentives listed below. In fiscal 2026, Ms. Brown and Mr. Truesdell received special awards in recognition of their extraordinary efforts on closing and integrating the BlueHalo transaction.
The program consists of a mix of the following:
•
PRSUs (Approximately 65% of Annual Total Long-Term Incentive Compensation Award Value): PRSUs will vest, if at all, based on the company’s achievement of financial performance metrics established by the Compensation Committee at the time of grant. These metrics are established for a cumulative three-year period. At the time of grant, the Compensation Committee establishes a target achievement level for each of the financial performance metrics associated with the PRSU, at which level the PRSU would vest at 100% for such metric. The Compensation Committee also established a threshold achievement level for each metric for which the PRSU would vest at 50% of target for such metric and a maximum achievement level for which the PRSU would vest at 250% of target for such metric. Achievement below the threshold level of any financial metric would result in no payout for the portion of the PRSU tied to that financial metric. At the end of the applicable three-year performance period and the Compensation Committee’s certification of the company’s achievement percentage for each financial measure associated with the PRSU, the award, if any, will vest and fully-vested shares of the company’s common stock will be issued based on the achievement of the financial metrics. A Named Executive Officer is required to be employed by the company on the last day of the applicable three-year performance period in order to be eligible to receive such awards.

•
In the event of a change in control prior to the last day of the three-year performance period, the number of PRSUs in which a Named Executive Officer will be eligible to vest will be equal to the greater of (1) the target number of PRSUs or (2) the number of PRSUs that would vest if the performance period ended on the date of the change in control and performance was measured as of that date (with the performance objectives adjusted proportionately to reflect the shortened performance period). These “vesting eligible” PRSUs will then convert to time-based awards that will vest on the last day of the performance period, subject to the Named Executive Officer’s continued employment or service through such date. However, if a Named Executive Officer’s employment is terminated by us other than for cause or by the Named Executive Officer for good reason, in each case within 18 months following a change in control, all of the “vesting eligible” PRSUs will vest upon such termination.
•
Time-Based Restricted Stock Awards (Approximately 35% of Annual Total Long-Term Incentive Compensation Award Value): Restricted stock awards will vest in three annual equal installments beginning approximately one year after the date of grant. If a Named Executive Officer’s employment is terminated by us other than for cause or by the Named Executive Officer for good reason, in each case within 18 months following a change in control (or, for Executive Severance Participants, within 3 months prior to or 18 months following a change in control), all restricted stock awards held by the Named Executive Officer will vest upon such termination.

Performance-based Restricted Stock Unit Awards for the FY2026-FY2028 Performance Period. In June 2025, the Compensation Committee granted PRSUs to the Named Executive Officers. The PRSUs will vest based on the company’s achievement of cumulative revenue and adjusted EBITDA targets for fiscal years 2026, 2027 and 2028 (such period of time is referred to as the FY2026-FY2028 Performance Period). Set forth below is a list of the Named Executive Officers who were granted PRSUs for the FY2026-FY2028 Performance Period, the target number of PRSUs and the maximum number of PRSUs subject to each such award. The terms of these awards are consistent with the terms of the PRSUs described above.
Time-Based Restricted Stock Awards. Under our long-term incentive compensation program, in June 2025, the Compensation Committee issued time-based restricted stock awards to our Named Executive Officers. The restricted stock awards vest in three equal annual installments with the first vesting on July 11, 2026. Set forth below is a list of the Named Executive Officers who were issued restricted stock awards in June 2025 and the number of shares underlying such awards. Restricted stock awards granted in connection with a commencement of employment, promotion or other special circumstances may have different vesting terms.

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Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Executive Compensation and Other Information
June 2025 Long-Term Incentive Compensation Awards to the Named Executive Officers
Name	Title	RSAs (#)	Target PRSUs (#)	Maximum PRSUs (#)	% of Total Long-Term Award Allocated to Performance
Wahid Nawabi	President and Chief Executive Officer	9,912	18,408	46,020	65%
Kevin McDonnell	Former Executive Vice President and Chief Financial Officer	1,791	3,326	8,316	65%
Melissa Brown	Executive Vice President, Chief Legal Officer	1,131	2,100	5,251	65%
Trace Stevenson	President, Autonomous Systems	1,174	2,181	5,454	65%
Mary Clum	President, Space, Cyber & Directed Energy	566	1,051	2,629	65%
Bradley Truesdell	Former Chief Operating Officer	688	1,279	3,197	65%

Payout of Performance-based Restricted Stock Units for the FY2024-FY2026 Performance Period.   Following the completion of fiscal year 2026, the Compensation Committee reviewed the company’s three-year cumulative revenue and adjusted EBITDA for the FY2024-2026 performance period. Based on these results, the Compensation Committee determined that the FY2024-2026
Performance Period PRSUs vested at 250% of target. Below is the actual performance with respect to the revenue and adjusted EBITDA compared to the target levels for each of these financial metrics established by the Compensation Committee in June 2023 for the PRSUs for the FY2024-2026 Performance Period.

Percentage of Achievement of Financial Metrics for FY2024-2026 Performance Period
Performance Goal	Performance Goal Minimum ($ in millions)	Performance Goal Target ($ in millions)	Actual Performance ($ in millions)	Percentage of Achievement	Payout Percentage	Weighting	Total Percentage Payout
Three-Year Cumulative Revenue	1,753	2,062	3,515	170%	169%	60%	150%
Three-Year Cumulative Adjusted EBITDA	217	289	558	193%	250%	40%	100%
							250%
The final payouts for the PRSUs for the FY2024-FY2026 Performance Period for the Named Executive Officers eligible for such vesting as follows:
Name1	Title	Target PRSUs (#)	% Payout	Shares of Common Stock Issued (#)
Wahid Nawabi	President and Chief Executive Officer	23,609	250%	57,672
Kevin McDonnell	Former Executive Vice President and Chief Financial Officer	7,864	250%	19,660
Melissa Brown	Executive Vice President, Chief Legal Officer	3,670	250%	9,175
Trace Stevenson	President, Autonomous Systems	1,906	250%	4,765
Bradley Truesdell	Former Chief Operating Officer	874	250%	2,185

1.
Mary Clum, President, Space Cyber & Directed Energy, was not an employee of the company at the time the FY2024-FY2026 Performance-based Restricted Stock Units were granted.

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Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Executive Compensation and Other Information
Policies And Practices Related to the Timing of Grants of Certain Equity Awards
During fiscal year 2026, we did not grant stock options or other option like instruments.
Grants of equity awards to our Named Executive Officers are generally approved by our Compensation Committee on a predetermined schedule at their regularly scheduled quarterly meetings. While equity awards are approved at regular meetings of the Compensation Committee, they are generally not effective until the third trading day following the next occurring earnings announcement. The Compensation Committee generally does not grant awards during regularly scheduled quarterly blackouts, although it may make exceptions for grants awarded in connection with acquisitions, employee retention, or awards to new employees.
Annual awards for Named Executive Officers for each fiscal year are determined at the Compensation Committee’s regularly scheduled meeting following the completion of each fiscal year. As with grant awards for all employees, the effective date of the grants is generally the third trading day after the next occurring earnings announcement. As described above, it is the Compensation Committee’s policy to generally avoid granting equity awards during periods in which there is material non-public information about our company.
Other Compensation Practices
Employee Benefit Plans
We maintain various broad-based benefit plans for our employees. Except as described below, our executive officers, including the Named Executive Officers, participate in these plans on the same terms as other eligible employees, subject to any applicable limits on the amounts that may be contributed on behalf of or paid to our executive officers under these plans.
We have established a tax-qualified 401(k) retirement savings plan for our salaried U.S. employees who satisfy certain eligibility requirements. We intend for this plan to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”) so that contributions by participants to the plan, employer contributions to the plan, and income earned on plan contributions, are not taxable to participants until withdrawn from the plan. Pursuant to the 401(k) plan, in the case of participants who contribute a portion of their annual base salary to the plan, we provide a matching contribution of up to 6% of such annual base salary. The matching contributions made to the accounts of the Named Executive Officers during fiscal year 2026 are set forth in the Summary Compensation Table below.
We have established an Employee Stock Purchase Plan (“Purchase Plan”) for our employees who satisfy certain eligibility requirements. Pursuant to the Purchase Plan, participants who contribute a portion of their eligible compensation to the plan are eligible to purchase shares of the company at a discount.
In February 2026, the Compensation Committee of the company approved the AeroVironment, Inc. Non-Qualified Deferred Compensation Plan (the “Deferred Compensation Plan”) for certain key employees, including the Company’s named executive officers, with an effective date of March 1, 2026. Under the Deferred Compensation Plan, participants who are employees may defer up to 75% of their annual base salaries and all or a portion of their annual cash bonuses. Upon a separation from service from the company for a participant meeting the company’s definition of retirement at the time of separation, distributions may be paid either (i) as a lump sum payment or (ii) in annual installments over a two year or ten year period. Participants must designate their form of payment at the time of their initial deferral election. If a participant leaves the company prior to retirement, the participant will receive a distribution in a lump sum. Participants may also elect to receive all or a portion of the amount deferred in a given year after four or more years following the year of deferral. Upon a participant’s death or disability, a lump sum distribution will be made. The participants’ elective deferrals and any earnings of the deemed investment of such deferrals are 100% vested immediately. The company will not provide any matching contributions to the Deferred Compensation Plan on any participant’s behalf. The company may make other contributions on behalf of participants meeting certain requirements as determined by the company.
We also maintain other benefit plans for our employees, which include medical and dental benefits, medical and dependent care flexible spending accounts, long-term disability insurance, accidental death and dismemberment insurance, and basic life insurance coverage. Except as noted above for the Deferred Compensation Plan and in the following sentences, these benefits are provided to our executive officers on the same general terms as to all of our salaried U.S. employees. Certain employees receive higher disability insurance benefits than other employees based on a threshold base compensation level. Our executive officers, including the Named Executive Officers, receive supplemental life and accidental death, and dismemberment

2026 Proxy Statement   57

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Executive Compensation and Other Information
insurance benefits to those provided to our other employees. We design our employee benefit programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and reflective of best practices. We adjust our employee benefit programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.
Perquisites and Personal Benefits
We do not view perquisites or other personal benefits as a significant component of our executive compensation program. From time to time, however, we have provided perquisites to certain of our executive officers to ensure that their compensation packages are competitive. As described above, in fiscal year 2026, we provided our executive officers with life and accidental death, and dismemberment insurance benefits in an amount exceeding that offered to our non-executive employees. We also pay for travel and hospitality for family members of executives to accompany such officers to an offsite board meeting. Our executives are also eligible to participate in our tuition reimbursement program on the same basis as our employees. For fiscal year 2026, only Mr. McDonnell participated in the tuition reimbursement program. The company reimbursed Mr. McDonnell for tuition expenses in fiscal year 2026 in the amount of $5,250.
None of our Named Executive Officers received aggregate perquisites in excess of $10,000 in fiscal year 2026.
Executive Severance Arrangements
We maintain the AeroVironment, Inc. Executive Severance Plan (the “Executive Severance Plan”). Of our Named Executive Officers, only the Chairman, President and Chief Executive Officer; Chief Financial Officer; Chief Legal Officer; President of the AxS segment and President of the SCDE segment are participants in the Executive Severance Plan (collectively, such officers are referred to as the “Executive Severance Participants” herein), which provides for the payment of certain benefits to the officer in connection with a change in control and/or a qualifying termination of the officer’s employment.
The Compensation Committee approved the Executive Severance Plan to ensure our Executive Severance Participants continue their employment with us if there is a change of control, or a threatened change in control transaction, and to maintain a competitive total compensation program. Pay Governance LLC, the Compensation Committee’s independent compensation consultant, advised the Compensation Committee on market and best practices in the development of the Executive Severance Plan, including providing information regarding plans in place for executives at companies in our peer group at the time of the Executive Severance Plan’s adoption. The Executive Severance Plan has a double trigger mechanism pursuant to which benefits are only paid if the Executive Severance Participant is terminated by the company without cause or the Executive Severance Participant voluntarily terminates his or her employment for good reason within 18 months following a change in control transaction, or in certain circumstances, within 3 months prior to a change in control transaction. The Executive Severance Plan also provides for the provision of certain severance benefits if an Executive Severance Participant’s employment is terminated by the company other than for cause during their eligibility under the Executive Severance Plan and not in connection with a change of control transaction. Additionally, the Executive Severance Plan provides for certain severance benefits in connection with the Executive Severance Participant’s death or disability.
For additional information on our Executive Severance Plan and the Executive Transaction Severance Plan, see below on page 68 under “Severance Plans”.
Stock Ownership Guidelines for Executive Officers
To further link the long-term economic interests of our executive officers directly to that of our stockholders, our board of directors has adopted stock ownership guidelines for the executive officers. The guidelines, which were initially adopted in August 2013 and amended in September 2022, provide that the company’s executive officers are expected to, within five years of the date on which such person is appointed to his or her position, own shares of the company’s common stock with a market value of no less than four times current annual base salary with respect to our Chief Executive Officer and no less than two times current annual base salary with respect to the other executive officers. The company determines progress toward meeting the applicable ownership thresholds and ongoing compliance with the guidelines on the last day of each fiscal year. The table below shows each Named Executive Officer’s equity ownership in the company as a multiple of salary as of April 30, 2026 and the minimum ownership level required pursuant to these guidelines for each Named Executive Officer:

58   2026 Proxy Statement

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Executive Compensation and Other Information
Name	Dollar Value of Equity Ownership as a Multiple of Base Salary ($)1	Minimum Ownership Level Required as a Multiple of Base Salary
Wahid Nawabi	23.8x	4x
Kevin McDonnell2	N/A	N/A
Melissa Brown	7.2x	2x
Trace Stevenson	2.1x	2x
Mary Clum3	6.8x	2x
Bradley Truesdell4	N/A	N/A

1.
For each executive, calculated by dividing (a) the aggregate number of shares of vested and unvested common stock held by such executive, multiplied by the closing price of $195.02 per share of our common stock on April 30, 2026, the last trading day of fiscal year 2026, by (b) such executive’s base salary.

2.
Mr. McDonnell’s last day as an executive officer was April 30, 2026 and therefore is no longer subject to the company’s Stock Ownership Guidelines.

3.
Ms. Clum was appointed as an executive officer in October 2025, and therefore has until October 2030 to achieve the minimum ownership level under the company’s Stock Ownership Guidelines.

4.
As of April 13, 2026, Mr. Truesdell is no longer considered an executive officer and therefore is no longer subject to the company’s Stock Ownership Guidelines.

Post-Vesting Stock Retention Guidelines
The company has adopted post-vesting stock retention guidelines, which require executives to hold 50% of any net after-tax shares issued upon the vesting of equity awards until their required stock ownership levels are achieved.
Compensation Recovery Policy
On October 2, 2023, the company approved a clawback policy compliant with the Dodd-Frank Act as required by the Nasdaq Stock Market listing rules.
Under the company’s “clawback” policy, if the company is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements, the policy requires the company to seek recovery of incentive-based compensation erroneously received by current or former executive officers during the three completed fiscal years immediately preceding the year in which the company first determines it must make such restatement, unless the Compensation Committee determines that recovery would be impracticable, as defined in the policy. Pursuant to this policy, erroneous payments must be recovered even if there was no misconduct or failure of oversight on the part an individual executive officer.
Additionally, under the company’s amended and restated 2021 Equity Incentive Plan, our board of directors may require reimbursement or forfeiture of incentive compensation from an executive officer in the event that the officer engages in any activity in competition with the company, or which is inimical, contrary or harmful to the interests of the company, or the officer is terminated for misconduct (as that term is defined in the amended and restated 2021 Equity Incentive
Plan). We believe that by providing the company with the appropriate power to recover incentive compensation paid to an executive officer in this situation, the company further demonstrates its commitment to strong corporate governance. This compensation recovery policy and reimbursement or forfeiture terms outlined in the amended and restated 2021 Equity Incentive Plan are in addition to any policies or recovery rights that are provided under applicable laws, including the Sarbanes-Oxley Act and the Dodd-Frank Act.
Insider Trading and Anti-Hedging and Anti-Pledging Policies
The company’s insider trading policy contains stringent restrictions on transactions in company stock by executive officers. All trades by executive officers must be pre-cleared. Furthermore, no executive officer may use any strategies or products (including derivative securities, such as put or call options, or short-selling techniques) to hedge against potential changes in the value of our common stock. Additionally, executive officers may not pledge company stock as collateral or hold any shares of company stock in a margin account.
No Tax Gross-Ups
We do not provide tax gross-ups with regard to any compensation, benefit or perquisite paid by us to our Named Executive Officers.

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Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Executive Compensation and Other Information
Independent Compensation Consultant
With regard to executive compensation matters, the Compensation Committee is advised by Pay Governance, its independent compensation consultant.
Say-on-Pay Votes
In September 2025, we held a stockholder advisory vote on the compensation of our Named Executive Officers, commonly referred to as a say-on-pay vote. Our stockholders overwhelmingly approved the compensation of our Named Executive Officers, with over 97% of stockholder votes cast in favor of our 2025 say-on-pay resolution (excluding abstentions and broker non-votes). As we have evaluated our compensation practices and talent needs since that time and during fiscal year 2026, we were mindful of the strong support our stockholders expressed for our compensation program. As a result, following our annual review of our executive compensation program, the Compensation Committee decided to generally retain our existing approach to executive compensation for our continuing executives, with an emphasis on short- and long-term incentive compensation that rewards our senior executives when they deliver value for our stockholders. At this 2026 annual meeting of stockholders, the stockholders will vote, on a non-binding advisory basis, on a resolution relating to the compensation of our Named Executive Officers. The Compensation Committee and board of directors value stockholder opinions and will take into account the outcome of this year’s advisory vote in making future decisions on executive compensation.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Generally, Section 162(m) of the Code disallows a tax deduction to any publicly held corporation for any remuneration in excess of $1 million paid in any taxable year to its “covered employees.”
The Compensation Committee believes that stockholder interests are best served by not restricting the Compensation Committee’s discretion and flexibility in constructing compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Compensation Committee reserves the right to approve elements of compensation for certain officers that are not fully deductible in the future in appropriate circumstances.
Taxation of “Parachute” Payments
Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the company that exceeds certain prescribed limits, and that we, or our successor, may forfeit a deduction on the amounts subject to this additional tax. We did not provide any executive officer, including any Named Executive Officer, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G or 4999 of the Code during fiscal year 2026 and we have not agreed and are not otherwise obligated to provide any Named Executive Officer with such a “gross-up” or other reimbursement.
Accounting for Stock-Based Compensation
We follow Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC Topic 718, for our stock-based compensation awards. ASC Topic 718 requires companies to calculate the grant date “fair value” of their stock-based awards using a variety of assumptions. This calculation is performed for accounting purposes and reported in the compensation tables below, even though recipients may never realize any value from their awards. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award.
Risk Oversight of Compensation Programs
In February 2026, Pay Governance conducted a risk assessment of our executive compensation policies and practices. Based on this assessment, Pay Governance concluded that none of our executive compensation programs and features are likely to cause material adverse harm to the company. Our compensation policies and practices for the rest of our employees does not differ significantly from the compensation policies and practices of our executive employees and management assessed such non-executive programs and similarly concluded that none of our non-executive compensation programs are likely to

60   2026 Proxy Statement

Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
-Executive Compensation and Other Information
cause material harm to the company. We believe that our compensation programs have been appropriately designed to attract and retain talent and properly incentivize our employees while ensuring that they do not encourage excessive risk taking. We further believe that we have an effective system of controls and procedures in place to ensure that our employees, including our executive officers, are not encouraged to take unnecessary or excessive risks in managing our business. In addition, our compensation recovery policy provides our board of directors with an additional risk mitigation tool by allowing the board to hold employees accountable for improper actions that run counter to the company’s objectives or inflate incentive compensation payable to executives. Likewise, our stock ownership guidelines for executives help to further align executive interests with those of stockholders and provide an additional risk mitigation tool.
In reaching this conclusion, we note the following policies and practices that are intended to enable us to effectively monitor and manage the risks associated with our compensation programs:
•
Amounts of actual cash bonuses tied to performance are paid based upon multiple performance objectives, reducing the risk associated with any single indicator of performance; and

•
Equity awards granted to employees are subject to multi-year, service-based and/or performance-based vesting conditions.

The Compensation Committee discussed the findings of the risk assessments with Pay Governance and company management. Based upon these assessments, we believe that our compensation policies and practices do not encourage unnecessary or excessive risk taking and are not reasonably likely to have a material adverse effect on the company.

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Notice	Governance	Ownership	Compensation	Audit	Proposals	Voting
Executive Compensation Tables
Summary Compensation Table

The following table sets forth the compensation paid to or earned by (a) each person who served as Chief Executive Officer or Chief Financial Officer during fiscal year 2026, (b) the three most highly compensated executive officers other than the Chief Executive Officer and Chief Financial Officer who were serving as executive officers at the end of fiscal year 2026 and (c) an additional individual who would have been included pursuant to (b) but for the fact that the individual was not serving as an executive officer at the end of fiscal year 2026 (collectively, the “Named Executive Officers”).
Name and Principal Positions	Year	Salary ($)	Bonus ($)1	Stock Awards ($)2	Non-Equity Incentive Plan Compensation ($)3	All Other Compensation ($)4	Total ($)
Wahid Nawabi President and Chief Executive Officer	2026	1,118,8295	—	13,339,715	767,609	27,623	15,253,775
	2025	879,071	—	5,494,534	1,009,369	22,155	7,405,129
	2024	837,9926	288,754	5,491,561	963,197	20,549	7,602,053
Kevin McDonnell7 Former Executive Vice President and Chief Financial Officer	2026	565,455	—	2,410,272	455,4208	28,682	3,459,829
	2025	495,019	34,651	1,576,623	397,452	30,222	2,533,968
	2024	493,288	34,651	1,872,000	404,553	33,592	2,838,084
Melissa Brown Executive Vice President, Chief Legal Officer & Secretary	2026	524,390	—	1,621,705	227,220	23,530	2,373,315
	2025	476,347	57,663	735,599	330,695	20,647	1,620,951
	2024	460,414	27,722	873,638	323,651	19,336	1,704,761
Trace Stevenson President, Autonomous Systems	2026	464,548	100,000	1,580,397	228,904	22,855	2,396,704
	2025	404,715	—	675,620	323,513	21,170	1,425,019
	2024	338,248	42,429	453,697	198,144	19,386	1,051,904
Mary Clum9 President Space, Cyber & Directed Energy	2026	424,92110	—	761,649	96,99611	8,544	1,292,110
	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
Bradley Truesdell12 Former Chief Operating Officer	2026	417,320	—	951,475	180,445	22,512	1,571,753
	—	—	—	—	—	—	—

1.
For fiscal years 2024, 2025 and 2026 this column reflects the discretionary portion of the cash bonuses paid to the Named Executive Officers during such fiscal year.

2.
The value of the stock awards equals their grant date fair value as computed in accordance with ASC Topic 718 and, with respect to the PRSUs, was determined based on the probable achievement of the applicable performance objectives as of the grant date. For additional information regarding the valuation assumptions used in the calculation of these amounts, refer to Notes 13 and 14 to the financial statements included in our annual report on Form 10-K for our fiscal year ended April 30, 2026, as filed with the SEC. The amounts shown in the table do not necessarily reflect the actual value that may be received by the Named Executive Officers. The value reported for PRSUs granted in the applicable fiscal year reflects the value of the award at the grant date based upon the probable achievement of their vesting conditions, which was determined to be 206.8%, 142.2% and 178.9% of the target levels for the fiscal year 2026, fiscal year 2025, and fiscal year 2024 awards, respectively.

The full grant date fair value of the PRSUs granted in our 2026 fiscal year, assuming that the highest level of performance will be achieved in each case, is set forth in the table immediately below. For more information about the PRSU awards granted to the Named Executive Officers during fiscal year 2026, please see the Grants of Plan Based Awards Tables below.

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Name	Grant Date Fair Value of PRSUs Granted in June 2025 for FY2026-2028 Performance Period ($)
Wahid Nawabi	12,796,781
Kevin McDonnell	2,312,152
Melissa Brown	1,459,868
Trace Stevenson	1,516,177
Mary Clum	730,629
Bradley Truesdell	889,129

3.
This column reflects the portion of the cash bonuses paid to the Named Executive Officers under our annual cash bonus plans for performance relative to the company financial and other objectives during the applicable fiscal year.

4.
For fiscal year 2026 the amounts of all other compensation include (a) our matching contributions to the 401(k) Plan, (b) life insurance premiums and (c) tuition reimbursement program benefits. The amounts for 401(k) matching contributions, life insurance premiums and tuition expense reimbursement are below; none of our Named Executive Officers received aggregate perquisites in excess of $10,000 in fiscal year 2026.

Name	Year	401(k) Matching Contributions	Life	Tuition Expense Reimbursement	Total
Wahid Nawabi	2026	26,591	1,032	—	27,623
Kevin McDonnell	2026	21,877	1,556	5,250	28,682
Melissa Brown	2026	23,109	421	—	23,530
Trace Stevenson	2026	22,214	641	—	22,855
Mary Clum	2026	8,123	421	—	8,544
Bradley Truesdell	2026	21,870	641	—	22,512

5.
Includes a vacation cash out of unused vacation of $125,000.

6.
Includes a vacation cash out of unused vacation of $15,865.

7.
As of May 1, 2026, Mr. McDonnell ceased serving as an executive officer.

8.
Reflects the full annual Short Term Incentive Plan bonus for the company’s fiscal year 2026 at target pursuant to the Retirement Agreement between the company and Mr. McDonnell effective as of February 20, 2026.

9.
Mary Clum began serving as the President of the company’s Space, Cyber & Directed Energy segment on October 24, 2025, and her appointment as executive officer was by ratified by the board of directors of the company on November 20, 2025.

10.
Includes a vacation cash out of unused vacation of $22,500.

11.
Reflects the pro-rated portion of Ms. Clum’s Short Term Incentive Plan bonus for the company’s fiscal year 2026 following her service as an executive officer beginning October 24, 2025.

12.
Bradley Truesdell was appointed as executive officer by the board of directors of the company on May 1, 2025. As of April 13, 2026, Mr. Truesdell ceased serving as an executive officer.

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Grants of Plan-Based Awards
The following table provides information with respect to plan-based awards granted to the Named Executive Officers during fiscal year 2026.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)2
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)1	Target (#)1	Maximum (#)1
Equity Awards
Wahid Nawabi	6/27/20253							9,9125	2,756,230
Wahid Nawabi	6/27/20253				9,204	18,408	46,020		10,583,562
Kevin McDonnell	6/27/20253							1,7915	498,023
Kevin McDonnell	6/27/20253				1,663	3,326	8,315		1,912,675
Trace Stevenson	6/27/20253							1,1745	326,454
Trace Stevenson	6/27/20253				1,090	2,181	5,453		1,254,516
Melissa Brown	6/6/20254							5235	99,835
Melissa Brown	6/27/20253							1,1315	314,497
Melissa Brown	6/27/20253				1,050	2,100	5,250		1,207,636
Mary Clum	6/27/20253							5665	157,388
Mary Clum	6/27/20253				525	1,051	2,628		604,775
Bradley Truesdell	6/6/20254							1305	24,816
Bradley Truesdell	6/27/20253							6885	191,312
Bradley Truesdell	6/27/20253				639	1,279	3,198		735,410
Annual Bonus Plan6
Wahid Nawabi		500,001	1,250,002	1,875,003	—	—	—	—	—
Kevin McDonnell		182,168	455,420	683,130
Melissa Brown		130,685	326,712	490,068
Trace Stevenson		148,005	370,013	555,020
Mary Clum		105,600	264,000	396,000
Bradley Truesdell		117,860	294,651	441,976

1.
Represents number of shares of common stock issuable at threshold, target and maximum achievement levels for each of the Named Executive Officers under PRSUs for the FY2026-FY2028 Performance Period (issued on June 27, 2025). The determinations of the shares of common stock that will be issuable to the Named Executive Officers following completion of the performance period upon settlement of the PRSUs are described in the Compensation Discussion and Analysis section above. The actual number of shares of common stock issued to our Named Executive Officers following the conclusion of the performance period will be based on our performance relative to the financial goals for the performance period. Threshold, target and maximum numbers assumes achievement of each of the financial metrics for the applicable performance period at the threshold, target and maximum levels, respectively.

2.
The value of the stock awards equals their grant date fair value as computed in accordance with ASC Topic 718 and, with respect to the PRSUs, was determined based on the probable achievement of the applicable performance objectives as of the grant date. For additional information regarding the valuation assumptions used in the calculation of these amounts, refer to Notes 13 and 14 to the financial statements included in our annual report on Form 10 K for our fiscal year ended 2026, as filed with the SEC. The value reported for PRSUs granted in June 2025 reflects the value of the award at the grant date based upon the probable achievement of their vesting conditions, which was determined to be 206.8%.

3.
Awards were approved by the Compensation Committee for non-CEO Named Executive Officers on June 18, 2025, with a grant date of June 27, 2025. Awards were approved by the board for the Chief Executive Officer on June 19, 2025, with a grant date of June 27, 2025.

4.
Awards were approved by the Compensation Committee for Melissa Brown and Bradley Truesdell on June 6, 2025, with a grant date of June 6, 2025.

5.
The restricted stock awards vest in three equal annual installments, with the first installment vesting on July 11, 2026.

6.
Unless otherwise noted, the Compensation Committee established maximum cash bonus and target bonus levels for the Named Executive Officers under our Company Annual Cash Bonus Plan and Segment Annual Cash Bonus Plans in June 2025. The determination of the bonuses payable to the Named Executive Officers for fiscal year 2026 is described in the “Compensation Discussion and Analysis” section above. These columns show the range of bonus amounts for each Named Executive Officer from the threshold to the maximum based on the maximum permissible bonus amount set at the beginning of the fiscal year.

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Outstanding Equity Awards at Fiscal Year-End
The following table provides information with respect to equity awards held by each of the Named Executive Officers as of April 30, 2026. There were no outstanding option awards as of April 30, 2026.
	Stock Awards
				Equity Incentive Plan Awards:
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)1	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)1
Wahid Nawabi	6/27/252	9,9124	1,933,038	—	—
	6/27/252	—	—	46,0205	8,974,8205
	7/1/246	5,7277	1,116,880	—	—
	7/1/246	—	—	39,8855	7,778,3735
	6/30/238	4,1409	807,383	—	—
Kevin McDonnell	6/27/252	1,7914	349,281	—	—
	6/27/252	—	—	8,3155	1,621,5915
	7/1/246	1,6437	320,418
	7/1/246	—	—	11,4455	2,232,0045
	6/30/238	1,4119	275,173
Melissa Brown	6/27/252	1,1314	220,568	—	—
	6/27/252	—	—	5,2505	1,023,8555
	6/6/253	5234	101,995	—	—
	7/1/246	7677	149,580
	7/1/246	—	—	5,3405	1,041,4075
	6/30/238	6599	128,518	—	—
Trace Stevenson	6/27/252	1,1744	228,953	—	—
	6/27/252	—	—	5,4535	1,063,3475
	7/1/246	7047	137,294	—	—
	7/1/246	—	—	4,9055	956,5735
	6/30/238	3429	66,697	—	—
Mary Clum	7/1/242	5664	110,381	—	—
	7/1/242	—	—	2,6285	512,4155
Bradley Truesdell12	6/27/252	6884	134,174	—	—
	6/27/252	—	—	3,1985	623,5765
	6/6/253	1304	25,353	—	—
	7/1/246	2657	51,680	—	—
	7/1/246	—	—	1,8505	360,7875
	9/29/2310	15711	30,618	—	—

1.
Calculated using the closing price per share of our common stock of $195.02 on April 30, 2026, the last trading day of our fiscal year 2026.

2.
Awards were approved by the board for Mr. Nawabi on June 19, 2025, with a grant date of June 27, 2025. Awards were approved by the Compensation Committee for all other Named Executive Officers on June 18, 2025, with a grant date of June 27, 2025.

3.
Awards were approved by the Compensation Committee for Melissa Brown and Bradley Truesdell on June 6, 2025, with a grant date of June 6, 2025.

4.
Unvested shares vest in three equal installments on July 11, 2026, 2027 and 2028.

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5.
Represents the number of shares of common stock and the value of such shares that may be issued to the Named Executive Officers under PRSUs for the FY2025-2027 Performance Period (issued July 1, 2024) and FY2026-2028 Performance Period (issued on June 27, 2025) at maximum performance. Provided that the performance goals for the FY2025-2027 Performance Period and the FY2026-2028 Performance Period are achieved, the Named Executive Officers’ PRSUs will be settled in fully vested shares of common stock. If target or maximum performance is achieved for either performance period, the respective number of shares of common stock that would be issued for each performance period and the value of such shares as of April 30, 2026 would be as follows:

	FY2025-2027 Performance Period				FY2026-2028 Performance Period
	Target Number	Target Value ($)	Maximum Number	Maximum Value ($)	Target Number	Target Value ($)	Maximum Number	Maximum Value ($)
Wahid Nawabi	15,954	3,111,349	39,885	7,778,373	18,408	3,589,928	46,020	8,974,820
Kevin McDonnell	4,578	892,802	11,445	2,232,004	3,326	648,637	8,315	1,621,591
Melissa Brown	2,136	416,563	5,340	1,041,407	2,100	409,542	5,250	1,023,855
Trace Stevenson	1,962	382,629	4,905	956,573	2,181	425,339	5,453	1,063,347
Mary Clum	—	—	—	—	1,051	204,966	2,628	512,415
Bradley Truesdell12	740	144,315	1,850	360,787	1,279	249,431	3,198	623,576
The actual number of shares of common stock issued to our Named Executive Officers following the conclusion of a performance period will be based on our performance relative to the financial goals for that performance period. The value of the shares of common stock that may be received by an executive will depend on our stock price on the settlement date.
6.
Awards were approved by the board for Mr. Nawabi on June 20, 2024, with a grant date of July 1, 2024. Awards were approved by the Compensation Committee for all other Named Executive Officers on June 19, 2024, with a grant date of July 1, 2024.

7.
Unvested shares vest in two equal installments on July 11, 2026 and 2027.

8.
Awards were approved by the board for Mr. Nawabi on June 23, 2023, with a grant date of June 30, 2023. Awards were approved by the Compensation Committee for all other Named Executive Officers on June 23, 2023, with a grant date of June 30, 2023.

9.
Unvested shares vested on July 11, 2026.

10.
Awards were approved by the Compensation Committee for Bradley Truesdell on September 29, 2023, with a grant date of September 29, 2023.

11.
Unvested shares will vest on October 5, 2026.

12.
On April 7, 2026, the company entered into a consulting agreement, with an effective date of May 1, 2026 (the “Effective Date”), pursuant to which Mr. Truesdell will provide consulting services to the Company through his limited liability company, Truesdell Capital LLC, for up to approximately 26 months after the end of his employment which occurred on May 1, 2026. Mr. Truesdell’s outstanding restricted stock awards will continue to vest pursuant to their terms over the term of the consulting agreement. All performance restricted stock units held by Mr. Truesdell, other than performance restricted stock units for the fiscal year 2024-fiscal year 2026 performance period, will be forfeited on the Effective Date.

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Option Exercises and Stock Vested in Fiscal Year 2026
The following table provides information on option exercises and stock award vesting for each of the Named Executive Officers during fiscal year 2026.
	Option Exercises		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)1	Value Realized on Vesting ($)1
Wahid Nawabi	—	—	68,242	13,308,555
Kevin McDonnell	—	—	23,422	4,567,758
Melissa Brown	—	—	10,922	2,130,008
Trace Stevenson	—	—	5,764	1,124,095
Bradley Truesdell	—	—	2,474	482,479

1.
Unless otherwise noted, includes shares of restricted stock that vested during fiscal year 2026 and shares issued for the vesting of the PRSUs for the FY2024-FY2026 Performance Period that vested on June 29, 2026, which awards were settled on such date following the Compensation Committee’s certification of company financial performance for the FY2024-FY2026 Performance Period; see page 55 for information on such awards. The value of such PRSUs was calculated using the closing price per share of our common stock of $195.02, the closing price of our common stock on April 30, 2026, the date on which such awards were deemed vested for purposes of this table. The closing price per share of our common stock on June 29, 2026, the date of settlement of the PRSUs, was $139.00.

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Payments Upon Termination or Change of Control

Executive Severance Plan
On December 19, 2018, we adopted the AeroVironment, Inc. Executive Severance Plan, effective January 1, 2019. On December 3, 2024, the Compensation Committee approved the Amended and Restated Executive Severance Plan (as amended and restated, the “Executive Severance Plan”). The Compensation Committee relied upon an analysis of severance practices for our peer companies provided by Pay Governance in determining the terms of the Executive Severance Plan.
Only a subset of our Named Executive Officers are subject to the Executive Severance Plan, namely Wahid Nawabi, Melissa Brown, Trace Stevenson and Mary Clum (“Executive Severance Participants”). As Kevin McDonnell voluntarily resigned from his role as an executive officer and indicated his intent to retire as of July 31, 2026, he is no longer eligible to be an Executive Severance Participant. The Executive Severance Plan provides for the payment of certain benefits to each such Executive Severance Participant in connection with a change in control and/or the termination of the Executive Severance Participant’s employment by reason of death or “disability,” by the company without “cause,” or by the Executive Severance Participant for “good reason,” in certain cases in connection with a “change in control” (in each case as defined in the Executive Severance Plan), as summarized below. Except as noted below, the terms of the severance payments and other benefits provided to each of the company’s Executive Severance Participants under the Executive Severance Plan are identical, and the Executive Severance Plan does not provide for a gross-up of severance benefits in the event that excise taxes under Section 280G of the Code are imposed on the severance benefits.
The terms of the Executive Severance Plan are as follows:
(a)
Upon termination of the Executive Severance Participant’s employment by the company without cause, and in the event there is no change in control of the company within 3 months after or 18 months before termination of the Executive Severance Participant’s employment, the Executive Severance Participant is entitled to receive: (i) 1.0x the sum of his or her base salary and annual target bonus for the fiscal year in which termination occurs or for the previous fiscal year if the annual target bonus for the fiscal year has not yet been set (1.5x for the company’s Chief Executive Officer), (ii) a prorated target bonus for the fiscal year in which termination occurs, (iii) any annual bonus for a prior fiscal year that is unpaid as of the date of his or her termination of employment and (iv) the continuation of certain employee welfare plan benefits, including for his or her dependents and beneficiaries, for a period of 12 months following the termination date or until the Executive Severance Participant becomes eligible for equivalent benefits from a subsequent employer.

(b)
Upon termination of the Executive Severance Participant’s employment by the company without cause or by the Executive Severance Participant for good reason within 3 months before a change in control, the Executive Severance Participant is entitled to receive: (i) 1.5x the sum of his or her base salary and annual target bonus for the fiscal year in which termination occurs or for the previous fiscal year if the annual target bonus for the fiscal year has not yet been set (2.5x for the company’s Chief Executive Officer), (ii) a prorated target bonus for the fiscal year in which termination occurs, (iii) any annual bonus for a prior fiscal year that is unpaid as of the date of his or her termination of employment, (iv) acceleration of vesting and exercisability of all time-based equity awards, (v) the continuation of certain employee welfare plan benefits, including for his or her dependents and beneficiaries, for a period of 12 months following the termination date or until the Executive Severance Participant becomes eligible for equivalent benefits from a subsequent employer, and (vi) outplacement services for a period of 12 months following the termination date or until the first acceptance by the Executive Severance Participant of an offer of employment, whichever comes first.

(c)
Upon termination of the Executive Severance Participant’s employment by the company without cause or by the Executive Severance Participant for good reason within 18 months after a change in control, the Executive Severance Participant is entitled to receive: (i) 1.5x the sum of his or her base salary and annual target bonus for the fiscal year in which termination occurs or for the previous fiscal year if the annual target bonus for the fiscal year has not yet been set (2.5x for the company’s Chief Executive Officer), (ii) a prorated target bonus for the fiscal year in which termination occurs, (iii) any annual bonus for a prior fiscal year that is unpaid as of the date of his or her termination of employment, (iv) acceleration of vesting and exercisability of all time-based equity awards, (v) the continuation of certain employee welfare plan benefits, including for his or her dependents and beneficiaries, for a period of 12 months following the termination date or until the

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Executive Severance Participant becomes eligible for equivalent benefits from a subsequent employer, and (vi) outplacement services for a period of 12 months following the termination date or until the first acceptance by the Executive Severance Participant of an offer of employment, whichever comes first.
(d)
If the Executive Severance Participant’s employment is terminated by reason of the Executive Severance Participant’s death or disability: (i) 1.0x the sum of his or her base salary and annual target bonus for the fiscal year in which termination occurs or for the previous fiscal year if the annual target bonus for the fiscal year has not yet been set (1.5x for the company’s Chief Executive Officer), (ii) a prorated target bonus for the fiscal year in which termination occurs, (iii) any annual bonus for a prior fiscal year that is unpaid as of the date of his or her termination of employment, and (iv) the continuation of certain employee welfare plan benefits, including for his or her dependents and beneficiaries, for a period of 12 months following the termination date or until the Executive Severance Participant becomes eligible for equivalent benefits from a subsequent employer.

To receive the severance benefits described above, the Executive Severance Participant must execute a full release of any and all claims against the company and comply with certain other obligations specified in the Executive Severance Plan.
For purposes of the Executive Severance Plan, “change in control” of the company generally means, subject to certain exceptions, (a) the consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the company’s assets unless all or substantially all the beneficial owners prior to such transaction immediately own more than 50% of the combined outstanding voting power of the entity resulting from the transaction; (b) individuals who at the beginning of any two year period constitute the company’s board of directors cease for any reason to constitute at least a majority of the board of directors; (c) the acquisition by any person of beneficial ownership of 30% or more of the outstanding voting power of the company; or (d) the approval by the company’s stockholders of a complete liquidation or dissolution of the company.
For purposes of the Executive Severance Plan, “good reason” means, unless defined in an Executive Severance Participant’s offer letter or other applicable employment agreement, (a) (i) any material adverse change in the Executive Severance Participant’s authority, duties, or responsibilities (including reporting responsibilities) from such Executive Severance Participant’s authority, duties, and responsibilities as in effect at any time within three months preceding the date of a change in control or at any time thereafter, or (ii) (A) if such Executive Severance Participant is an executive officer of the company a significant portion of whose responsibilities relate to the company’s status as a public company, such Executive Severance Participant’s failure to continue to serve as an executive officer of a public company, and/or (B) such Executive Severance Participant’s ceasing to serve as an executive officer of the ultimate parent entity of the company (or its successor), in each case except in connection with the termination of such Executive Severance Participant’s employment for disability, for cause, death, or by the Executive Severance Participant other than for good reason; (b) a material reduction in base salary or target annual bonus opportunity; (c) the imposition of a requirement that an Executive Severance Participant be based at any place outside a 60-mile radius from his or her principal place of employment immediately prior to a change in control except for reasonably required travel on company business that is not materially greater in frequency or duration than prior to the change in control; or (d) any material breach by the company of the Executive Severance Plan or of any applicable employment agreement. In order to terminate for good reason, an Executive Severance Participant must (a) reasonably determine in good faith that a good reason condition has occurred; (b) notify the company in writing of the occurrence of the condition within 90 days; (c) cooperate in good faith with the company’s efforts, for a period of not less than 30 days following such written notice, to remedy the condition (after which time the condition still exists); and (d) terminate employment within 60 days after that remedy period.
For purposes of the Executive Severance Plan, “cause” means, unless defined in an Executive Severance Participant’s offer letter or other applicable employment agreement, (a) being convicted for committing an act of fraud, embezzlement, theft, or other act constituting a felony (other than traffic-related offenses or as a result of vicarious liability); (b) willfully engaging in illegal conduct or gross misconduct that would (i) adversely affect the business or the reputation of the company or any of its affiliates with their respective current or prospective customers, suppliers, lenders, or other third parties with whom such entity does or might do business or (ii) expose the company or any of its affiliates to a risk of civil or criminal legal damages, liabilities, or penalties; however, no act or failure to act on the Executive Severance Participant’s part will be considered “willful” unless done or omitted to be done by such Executive Severance Participant not in good faith and without reasonable belief that such Executive Severance Participant’s action or omission was in the best interest of the company; or (c) an Executive Severance

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Participant’s failing to perform his or her duties in a reasonably satisfactory manner that, to the extent capable of cure, has remained uncured for a period of 30 days following receipt of a notice of termination from the company, or upon its recurrence.
Potential Payments Upon Termination or Change in Control
Summary of Potential Payments Upon Termination (As of April 30, 2026)
The table below sets forth the estimated payments to be made to each Named Executive Officer who is an Executive Severance Participant under the Severance Plan in the event of their involuntary termination by the company without cause or termination by reason of death or disability, in each case not within the change in control protection period provided in their respective severance plan.
The following table assumes that such termination occurred on April 30, 2026.
Name1	Cash Severance2 ($)	Benefits Continuation3 ($)	Value of Accelerated Restricted Stock Awards4 ($)	Total ($)
Wahid Nawabi	4,625,007	51,220	—	4,676,227
Kevin McDonnell	1,480,116	58,698	—	1,538,813
Melissa Brown	1,268,617	19,863	—	1,288,480
Trace Stevenson	1,120,155	44,710	—	1,164,865
Mary Clum	968,003	9,559	—	977,563

1.
On April 13, 2026, Bradley Truesdell ceased serving as Chief Operating Officer and continued employment with the company through April 30, 2026, after which time he transitioned into a role as a consultant to the company effective at the end of the company’s fiscal year 2026. Because Mr. Truesdell remains a service provider to the company, his departure did not constitute a termination of service under our Amended and Restated 2021 Equity Incentive Plan, and his outstanding unvested restricted stock awards continue to vest in accordance with their original schedules during the consulting term. Mr. Truesdell forfeited his outstanding unvested PRSUs, other than those for the three year performance period ending on April 30, 2026, in connection with the termination of his employment. No severance payments or other post-termination benefits were triggered or paid in connection with Mr. Truesdell ceasing to serve as an executive officer. Accordingly, Mr. Truesdell is not included in the hypothetical termination and change in control tables. For details regarding Mr. Truesdell’s outstanding equity holdings at fiscal year-end, please see the Outstanding Equity Awards at Fiscal Year-End table.

2.
Cash severance was calculated using the base salary in effect for each officer on April 30, 2026, the target annual bonus for each officer for fiscal year 2026 plus a pro rata annual bonus equal to the target annual bonus for fiscal year 2026.

3.
The benefit continuation payment is based on premium costs as of April 30, 2026. The benefits continuation column excludes outplacement benefits which we are not able to quantify at this time. We expect the amount of outplacement benefits to be immaterial.

4.
Amounts in respect of restricted stock awards were determined by multiplying the number of restricted stock awards that would have vested upon such employment termination by $195.02, the closing price of our common stock on April 30, 2026, the last trading day of our fiscal year 2026.

Summary of Potential Payments Upon Change in Control (As of April 30, 2026)
The table below sets forth the estimated payments to be made to each Named Executive Officer who is an Executive Severance Participant under the Executive Severance Plan and equity award agreements in the event of the Named Executive Officer’s involuntary termination by the company without cause or the Named Executive Officer’s voluntary termination for good reason within 3 months prior to or 18 months after a change in control.

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The following table assumes that such termination, and a corresponding change in control, occurred on April 30, 2026.
		Other Benefits
Name	Cash Severance1 ($)	Benefits Continuation2 ($)	Value of Accelerated Restricted Stock Awards3 ($)	Value of Accelerated Performance Restricted Stock Unit Awards4 ($)	Total Value of Change- in-Control Related Benefits ($)
Wahid Nawabi	6,875,011	51,220	3,857,301	6,701,277	17,484,809
Kevin McDonnell	1,992,463	58,698	944,872	1,541,438	4,537,471
Melissa Brown	1,717,919	19,863	600,662	826,105	3,164,548
Trace Stevenson	1,120,155	44,710	432,944	807,968	2,405,777
Mary Clum	968,003	9,559	110,381	204,966	1,292,910

1.
Cash severance was calculated using the base salary in effect for each officer on April 30, 2026, the target bonus for each officer for fiscal year 2026 and a pro rata annual bonus equal to the target annual bonus for fiscal year 2026.

2.
The benefit continuation payment is based on premium costs as of April 30, 2026. The benefits continuation column excludes outplacement benefits which we are not able to quantify at this time. We expect the amount of outplacement benefits to be immaterial.

3.
Amounts in respect of restricted stock awards were determined by multiplying the number of restricted stock awards that would have vested upon such employment termination by $195.02, the closing price of our common stock on April 30, 2026, the last trading day of our fiscal year 2026.

4.
Amounts in this column would only be triggered in the event of a qualifying termination of employment within 18 months after a change in control. In the event of a change in control prior to the last date of the applicable three-year performance period, the number of PRSUs that will be eligible to vest will be equal to the greater of (1) the target number of PRSUs or (2) the number of PRSUs that would vest if the performance period ended on the date of the change in control and performance was measured as of that date (with the performance objectives adjusted proportionately to reflect the hypothetical shortened performance period). These “vesting eligible” PRSUs will then convert to time-based awards that will vest on the last day of the performance period, subject to the Named Executive Officer’s continued employment or service through such date. However, if a Named Executive Officer’s employment is terminated by us other than for cause or by the Named Executive Officer for good reason, in each case within 18 months following a change in control, all of the “vesting eligible” PRSUs will vest upon such termination. For purposes of the table, amounts in respect of PRSUs were determined by multiplying the target number of shares of common stock underlying such PRSUs that would have vested upon such employment termination by $195.02, the closing price of our common stock on April 30, 2026. Includes amounts for vesting of PRSUs for the FY2025-FY2027 Performance Period and the FY2026-FY2028 Performance Period. Excludes PRSUs for the FY2024-FY2026 Performance Period, which would vest according to their terms based on the company’s actual performance for the applicable performance period.

Fiscal Year 2026 Pay Ratio
Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information regarding the relationship of the annual total compensation of our Chief Executive Officer (CEO) to that of our median employee.
As a result of our acquisition of BlueHalo on May 1, 2025, which significantly changed our global employee population and compensation arrangements, we determined that our previously identified fiscal year 2023 median employee baseline was no longer appropriate. Accordingly, we identified a new median employee for the fiscal year ended April 30, 2026.
For fiscal year 2026:
•
The annual total compensation of our median employee was $134,502.

•
The annual total compensation of our CEO, Mr. Nawabi, was $15,253,775, as reported in the Summary Compensation Table.

Based on this information, the ratio of the annual total compensation of our CEO to our median employee for fiscal year 2026 is 113.4 to 1. This ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records.

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Pay Versus Performance

Pay Versus Performance Table
The following table sets forth information concerning the compensation of our NEOs for each of the fiscal years ended April 30, 2022, 2023, 2024, 2025 and 2026, and our financial performance for each such fiscal year:
Fiscal Year	Summary Compensation Table Total for PEO Wahid Nawabi	Compensation Actually Paid to PEO Wahid Nawabi	Average Summary Compensation Table Total for non-PEO NEOs	Average Compensation Actually Paid to non-PEO NEOs1	AVAV Total Shareholder Return	Peer Group Total Shareholder Return2	Net Income ($ in thousands)	Revenue ($ in Thousands)3
2026	$15,253,775	$22,754,499	$2,218,742	$3,228,214	$176.70	$224.33	$(265,122.0)	$1,976,845
2025	$7,405,129	$6,571,539	$1,755,984	$1,367,691	$137.28	$162.85	$43,619.0	$820,627
2024	$7,602,053	$16,053,755	$1,649,861	$3,278,625	$144.78	$135.15	$59,666.0	$716,720
2023	$4,904,510	$6,973,761	$1,210,207	$1,219,831	$91.23	$107.12	$(176,167.0)	$540,536
2022	$3,524,268	$(1,040,038)	$1,184,605	$149,399	$72.77	$96.82	$(4,185.0)	$445,732

1.
Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2026	Wahid Nawabi	Kevin McDonnell, Melissa Brown, Trace Stevenson, Mary Clum and Bradley Truesdell
2025	Wahid Nawabi	Kevin McDonnell, Melissa Brown, Trace Stevenson and Brett Hush
2024	Wahid Nawabi	Kevin McDonnell, Melissa Brown, Trace Stevenson and Brett Hush
2023	Wahid Nawabi	Kevin McDonnell, Melissa Brown and Alison Roelke
2022	Wahid Nawabi	Kevin McDonnell, Kenneth Karklin, Melissa Brown and Alison Roelke
The amounts reported in the “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” columns do not reflect the actual compensation paid to or realized by our Chief Executive Officer or our other Named Executive Officers during each applicable year. The calculation of compensation actually paid for purposes of this table includes point-in-time fair values of stock awards and these values will fluctuate based on our stock price, various accounting valuation assumptions and projected performance related to our performance awards. Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted in accordance with SEC rules. The adjustments for fiscal year 2026 are reflected in the table below:
	PEO 1	NEO
Prior FYE Current FYE Fiscal Year	4/30/2025 4/30/2026 2026	4/30/2025 4/30/2026 2026
SCT Total	$15,253,775	$2,218,742
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	($13,339,715)	($1,465,100)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$9,051,866	$1,002,718
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$9,079,008	$1,098,867
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$0
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$2,709,566	$372,987
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0
Compensation Actually Paid	$22,754,499	$3,228,214
Adjustments include the following assumptions used to calculate the fair value of the awards at each valuation date in accordance with ASC 718: (i) for awards of restricted stock, adjustments reflected are based on the fair value of the awards as of the applicable valuation date calculated by multiplying the change in stock price at each fiscal year end presented by the number of shares of restricted stock outstanding on such valuation

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-Pay Versus Performance
date, and (ii) for PRSU awards, adjustments reflected are based on the fair value of the awards as of the applicable valuation date calculated by multiplying the stock price at each fiscal year end by the number of PSUs outstanding and by the estimated probability of achieving the performance target that was used to calculate our ASC Topic 718 expense for each fiscal year. For additional information regarding the valuation assumptions used in the calculation of these amounts, refer to Notes 13 and 14 to the financial statements included in our annual report on Form 10-K for our fiscal year ended April 30, 2026, as filed with the SEC.
2.
For the relevant fiscal year, represents the cumulative TSR (the “Peer Group TSR”) of the SPADE Defense Index, which is the peer group used by the company for purposes of Item 201(e) of Regulation S-K under the Exchange Act in the company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2026.

3.
While we use numerous financial and non-financial performance measures for the purpose of evaluating performance when establishing compensation programs, we have determined that revenue is the financial performance measure that represents the most important performance measure (that is not otherwise required to be disclosed in the table) we use to link compensation actually paid to our Named Executive Officers for the most recently completed fiscal year to the company’s performance.
Narrative Disclosure to Pay Versus Performance Table
Relationship Between Financial Performance Measures
The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative TSR, (ii) our Peer Group TSR, (iii) our net income (loss), and (iv) our revenue, in each case, for the fiscal years ended April 30, 2022, 2023, 2024, 2025 and 2026.
TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.
AeroVironment, Inc. CAP vs TSR

$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
($5.00)
Compensation Actually Paid ($M)
$250
$200
$150
$100
$50
Value of $100 Investment from 4/30/2021
$22.75
$224.3
$16.05
$176.7
$162.9
$144.8
$6.97
$135.1
$6.57
$137.3
$107.1
$3.28
$3.23
$96.8
$1.22
$1.37
$0.15
($1.04)
$72.8
$91.2
FY 2022
FY 2023
FY 2024
FY 2025
FY 2026
PEO CAP ($M) - Wahid Nawabi
Avg NEO CAP ($M)
AVAV TSR
SPADE Defense Index TSR*

*Index value based on daily Net Asset Values of the Spade Defense Index.

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-Pay Versus Performance
AeroVironment, Inc. CAP vs Net Income

Compensation Actually Paid ($M)
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
($5.00)
Net Income ($ in thousands)
$100
$50
$0
($50)
($100)
($150)
($200)
($250)
($300)
FY 2022
FY 2023
FY 2024
FY 2025
FY 2026
($1.04)
$0.15
($4.2)
$6.97
$1.22
($176.2)
$16.05
$3.28
$59.7
$6.57
$1.37
$43.6
$22.75
$3.23
($265.1)
PEO CAP ($M) - Wahid Nawabi
Avg NEO CAP ($M)
Net Income ($ in thousands)

AeroVironment, Inc. CAP vs Revenue ($ in Thousands)

$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
($5.00)
Compensation Actually Paid ($M)
$2,500
$2,000
$1,500
$1,000
$500
$0
Revenue ($ in Thousands)
$22.75
$1,976.8
$16.05
$6.97
$6.57
$716.7
$820.6
$445.7
$540.5
$3.28
$3.23
$0.15
$1.22
$1.37
($1.04)
FY 2022
FY 2023
FY 2024
FY 2025
FY 2026
PEO CAP ($M) - Wahid Nawabi
Avg NEO CAP ($M)
Revenue ($ in Thousands)

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-Pay Versus Performance
Pay Versus Performance Tabular List
We believe the following performance measures represent the most important financial performance measures used by us to link compensation actually paid to our NEOs for the fiscal year ended April 30, 2026:
•
Revenue;

•
Orders

•
Adjusted EBITDA; and

•
Consolidated Cash Conversion (Company plan) and Free Cash Flow (Segment plans).

For additional details regarding our most important financial performance measures, please see the sections titled “Annual Cash Bonuses” and “Long-Term Incentive Compensation” in our Compensation Discussion and Analysis (CD&A) elsewhere in this Proxy Statement.

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Audit Matters
Audit Committee Report

The Audit Committee of our board of directors serves as the representative of the board for general oversight of our financial accounting and reporting, systems of internal control, audit process, and monitoring compliance with laws and regulations and standards of business conduct. The Audit Committee is made up solely of independent directors, as defined in the applicable SEC and Nasdaq rules, and operates under a written charter adopted by the board. The composition of the Audit Committee, the attributes of its members and its responsibilities, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. Management has responsibility for preparing our financial statements, as well as for our financial reporting process. Deloitte & Touche LLP, acting as our independent registered public accounting firm for the fiscal year ending April 30, 2026, is responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles in the United States. The Audit Committee periodically meets with Deloitte & Touche LLP, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm.
In this context, the Audit Committee hereby reports as follows:
(1)
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended April 30, 2026 with management.

(2)
The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed with the independent registered public accounting firm by Auditing Standard No. 1301, “Communication with Audit Committees”, as adopted by the Public Company Accounting Oversight Board.

(3)
The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with such firm its independence from the company.

Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended April 30, 2026, for filing with the SEC.
Audit Committee:
Edward R. Muller (Chair)
Stephen F. Page
Cindy Lewis
Philip S. Davidson

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-Proposal 2.
Proposal 2. Ratification of Selection of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm
The Audit Committee of our board of directors has selected Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending April 30, 2027. Deloitte & Touche LLP served as our independent registered public accounting firm for the fiscal year ended April 30, 2026.
The services provided to us by Deloitte & Touche LLP for the last fiscal year is described under the caption “Audit-Related Matters — Fees Paid to Independent Auditors” below. Stockholder approval of the selection of Deloitte & Touche LLP as our independent registered public accounting firm is not required. Our board believes that obtaining stockholder ratification of the selection of Deloitte & Touche LLP is a sound governance practice. If the stockholders do not vote on an advisory basis in favor of Deloitte & Touche LLP, the Audit Committee will reconsider whether to hire the firm and may retain Deloitte & Touche LLP or hire another firm without resubmitting the matter for stockholder approval. The Audit Committee retains the discretion at any time to appoint a different independent registered public accounting firm.
Representatives of Deloitte & Touche LLP are expected to be available at the annual meeting to respond to appropriate questions and to make a statement if they desire.
Vote Required
The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2027 requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding on the Record Date that are present in person or by proxy at the annual meeting and entitled to vote on such proposal.
Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
FISCAL YEAR ENDING APRIL 30, 2027.

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-Proposal 2.
Fees Paid to Independent Auditors
We engaged Deloitte & Touche, LLP as our independent registered public accounting firm for the fiscal year ended April 30, 2026, and to perform procedures related to the financial statements included in our quarterly reports on Form 10-Q. Our Audit Committee approved the engagement of Deloitte & Touche, LLP for such fiscal year. The following table shows the fees for audit and other services provided by Deloitte & Touche LLP for the fiscal year ended April 30, 2025 and fiscal year ended April 30, 2026.
	FY2026 Fees	FY2025 Fees
Audit Fees	$5,473,734	$2,757,705
Audit-Related Fees	—	—
Tax Fees1	$33,926	$35,350
All Other Fees	$1,895	$1,895
Total	$5,509,555	$2,769,950

1.
German Statutory Tax Filing Fees

Audit Fees. This category includes fees associated with our annual audit and the audit of internal control over financial reporting, the review of the company’s quarterly reports on Form 10-Q and statutory audits required internationally.
Audit-Related Fees. This category includes fees for services that are reasonably related to the performance of the audit or review of financial statements but are not included in “Audit Fees.”
Tax Fees. This category consists of fees for tax advice, planning and compliance principally in connection with the preparation of our tax returns and assistance with governmental tax audits.
All Other Fees. This category consists of fees for services that are not included in the above categories and primarily includes fees for obtaining access to an online accounting research tool.
Pre-Approval Policy of the Audit Committee
Our Audit Committee has established a policy that generally requires that all audit and permissible non-audit services provided by our independent registered public accounting firm be pre-approved by the Audit Committee, or a designated Audit Committee member. These services may include audit services, audit-related services, tax services and other services. All permissible non-audit services provided by our independent registered public accounting firm have been pre-approved by the Audit Committee or a designated Audit Committee member. Our Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the accountants’ independence and determined that it is consistent with such independence.

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-Proposal 3.
Proposal 3. Non-Binding Advisory Vote on a Resolution Relating to the Compensation of Our Named Executive Officers
We are providing our stockholders with the opportunity to cast a non-binding advisory vote on a resolution relating to the compensation of our Named Executive Officers. This advisory vote on executive compensation, commonly known as “Say-on-Pay,” is advisory in nature, and it is not binding on us or our board of directors. This vote provides our stockholders with the opportunity to express their view on our 2026 executive compensation programs and policies for such officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Although the vote is non-binding, our Compensation Committee and board of directors value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions.
As described more fully in the Compensation Discussion and Analysis section of this proxy statement, our executive compensation program is designed to attract, retain and motivate individuals with superior ability, experience and leadership capability to deliver on our annual and long-term business objectives necessary to create long-term stockholder value. We urge stockholders to read the Compensation Discussion and Analysis section of this proxy statement, which describes in detail how our executive compensation policies and procedures operate and are intended to operate in the future. The Compensation Committee and the board of directors believe that our executive compensation program fulfills these goals.
Our executive compensation practice is governed by policies and practices that are in line with industry practices and stockholder interests. Examples of such policies and practices include:
•
Majority of total potential compensation paid to executives based on our financial performance;

•
Clawback policy for the recovery of incentive compensation of executive officers;

•
Anti-hedging, anti-pledging and anti-short sale policies for executives;

•
Limited perquisites;

•
No executive pensions;

•
Retention of independent compensation consultant;

•
Annual risk assessment of compensation practices;

•
No employment agreements with executive officers;

•
No repricing or exchange of “underwater” stock options without stockholder approval;

•
No minimum guaranteed vesting for performance-based equity awards;

•
Stock ownership guidelines requiring ownership of company stock by our Chief Executive Officer of 4x his base salary and by other Named Executive Officers of 2x their base salaries;

•
Post-vesting stock retention guidelines requiring Named Executive Officers to hold 50% of net after-tax shares, if any, issued upon the vesting of equity awards until their required stock ownership levels are achieved; and

•
Double-trigger provisions for change in control situations in our Severance Plan, and no excise tax gross-up payments upon a termination after a change in control.

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-Proposal 3.
We are asking our stockholders to indicate their support for the compensation of our Named Executive Officers as described in this proxy statement. Accordingly, we ask that our stockholders vote “FOR” the following resolution:
“RESOLVED, that AeroVironment, Inc.’s stockholders approve, on a non-binding advisory basis, the compensation of the Named Executive Officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the other related tables and disclosure.”
Vote Required
The approval, on an advisory basis, of the resolution relating to the compensation of our named executive officers as disclosed in this proxy statement requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding on the Record Date that are present in person or by proxy at the annual meeting and entitled to vote on such proposal.
Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE RESOLUTION RELATING TO THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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Questions and Answers About the Annual Meeting and Voting
Why did I receive these proxy materials?
You have received these proxy materials because you were an AeroVironment, Inc. stockholder of record as of the close of business on August 7, 2026, and our board of directors is soliciting authority, or proxy, to vote your shares at the annual meeting. This proxy statement is enclosed with notice of the annual meeting and encloses our 2026 annual report. These materials also include the proxy card and postage-paid return envelope or voting instruction form for the annual meeting. The proxy cards are being solicited on behalf of our board of directors. The proxy materials include detailed information about the matters that will be discussed and voted on at the annual meeting and provide updated information about our company that you should consider in order to make an informed decision when voting your shares. The proxy materials are first being furnished to stockholders on or about August 17, 2026.
Three proposals are scheduled to be voted on at the annual meeting:
Proposal 1: Election of Edward R. Muller, William J. Lynn, III, Philip S. Davidson, Mary Beth Long and Michael D. Ruppert as directors, each to serve for a one-year term (each to serve until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal);
Proposal 2: Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2027; and
Proposal 3: Non-binding advisory vote on a resolution relating to the compensation of our Named Executive Officers; and
Why is it so important that I promptly vote my shares?
We value your input. Regardless of the number of shares you hold and whether you plan to attend the annual meeting, we encourage you to vote your shares as soon as possible to ensure that your vote is recorded promptly and so that we can avoid additional solicitation costs.
Can I access the proxy materials on the internet?
Yes. The company’s proxy statement and 2026 annual report are available at http://investor.avinc.com/financial-information/financial-filings-and-releases.
Can I receive a copy of the company’s annual report on Form 10-K?
Our annual report on Form 10-K for the fiscal year ended April 30, 2026, which has been filed with the SEC, is being mailed with our proxy materials to our stockholders, however additional copies will be made available to stockholders without charge upon written request to AeroVironment, Inc., Attn: Corporate Secretary, 241 18th Street South, Suite 650, Arlington, VA 22202.
How can I view or request copies of the company’s corporate documents and SEC filings?
The company’s website contains the company’s Corporate Governance Guidelines, board committee charters and Code of Business Conduct and Ethics and the company’s SEC filings. To view these documents, go to www.avinc.com, click on

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-Questions and Answers
“Investors” and click on “Corporate Governance”. To view the company’s SEC filings and Forms 3, 4 and 5 filed by the company’s directors and executive officers, go to www.avinc.com, click on “Investors,” click on “Financial Information” and then click on “SEC Filings.”
We will promptly deliver free of charge, upon request, a copy of the Corporate Governance Guidelines, the board committee charters and the Code of Business Conduct and Ethics to any stockholder requesting a copy. Requests should be directed to AeroVironment, Inc., Attn: Corporate Secretary, 241 18th Street South, Suite 650, Arlington, VA 22202.
How do I attend the annual meeting?
The annual meeting will be held on Thursday, September 24, 2026 at 12:00 p.m. Eastern Time, solely by means of remote communication at https://edge.media-server.com/mmc/p/tkapoeyh. Online access to the annual meeting will open approximately 60 minutes prior to the start of the annual meeting to allow for you to log in with your 11-digit voter control number issued by Equiniti Trust Company, LLC and password of AVAV2026 (case sensitive) to test your computer audio system. Please log into the provided website and follow the instructions provided to be deemed to be present in person and vote at the annual meeting. We encourage you to access the annual meeting prior to the start time. If you are a beneficial owner, please refer to the voting instructions provided by your brokerage firm, bank, dealer or other similar organization with these proxy materials. Even if you plan to attend the annual meeting by means of remote communication, please submit your vote in advance as instructed herein.
Submitting Questions
Stockholders may submit questions and comments in advance of the annual meeting, or, if attending the annual meeting by means of remote communication, at the annual meeting. If attending the annual meeting by means of remote communication, you can ask questions once you log in or when the annual meeting begins by selecting the “Questions” box at the bottom of the page of the annual meeting website. During the annual meeting, we will spend up to 15 minutes answering stockholder questions that comply with the annual meeting’s rules of procedure. The annual meeting’s rules of procedure will be posted on the web portal for the annual meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
Beneficial Owners: Shares Registered in the Name of a Broker or Bank
If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. To vote in person at the annual meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the annual meeting by remote communication. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a legal proxy form.
After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the annual meeting by remote communication, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Equiniti Trust Company, LLC. Requests for registration should be directed to proxy@equiniti.com or to facsimile number 718-765-8730. Written requests can be mailed to:
Equiniti Trust Company LLC
1110 Centre Point Curve, Suite 101
Mendota Heights, MN 55120-4100
Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on September 17, 2026.
You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the annual meeting by remote communication and vote your shares at https://edge.media-server.com/mmc/p/tkapoeyh during the

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annual meeting. Please log in with your 11-digit voter control number issued by Equiniti Trust Company, LLC and the password for the annual meeting is AVAV2026 (case sensitive). Follow the instructions provided to vote. We encourage you to access the annual meeting prior to the start time leaving ample time for the check in.
What is the quorum requirement for holding the annual meeting?
The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of our common stock as of the Record Date will constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted as shares present for purposes of determining the presence of a quorum for the transaction of business at the annual meeting.
Who can vote?
Holders of record of common stock at the close of business on August 7, 2026 will be entitled to vote at the annual meeting. Each share of common stock will be entitled to one vote on all matters properly brought before the annual meeting. On August 7, 2026, the record date for the annual meeting, there were 50,822,615 shares of common stock outstanding. There are no other voting securities of the company outstanding.
What is the difference between holding shares as a holder of record and as a beneficial owner?
If at the close of business on August 7, 2026, the record date for the annual meeting, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. If you do not provide voting instructions to your broker or bank, such organization will need to determine whether it has the discretionary authority to vote your shares on any matter to be considered at the annual meeting.
Under applicable rules, your bank or broker has discretionary authority to vote your shares on the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2026 without receiving instructions from you. Therefore, your broker or bank will be able to vote on such matter if you do not provide voting instructions to such organization. Your bank or broker does not have discretionary authority to vote your shares without receiving instructions from you on any of the other proposals described in this proxy statement. Accordingly, if you do not give instructions to your broker or bank, your shares will not be voted with respect to these proposals because the bank or brokerage firm will not have authority to vote them on your behalf.
Banks and brokers are not permitted to vote your shares with respect to the election of directors or the non-binding advisory vote on a resolution relating to the compensation of our Named Executive Officers without your instructions as to how to vote. Please instruct your broker how to vote your shares using the voting instruction form provided by your broker.
How do I vote my shares?
You may vote your shares using one of the following methods:
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Over the internet. If you have access to the internet, by submitting the proxy following the instructions included on your proxy card for voting over the internet.

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By telephone. You can vote by calling a toll-free telephone number listed on the proxy card. Please refer to your proxy card for instructions on voting by phone.

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By mail. You may vote your shares by completing, signing and mailing the proxy card included with your proxy materials. Please refer to your proxy card for instructions on voting by mail.

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At the annual meeting. Stockholders of record as of the Record Date will be deemed present in person and may vote during the annual meeting by means of remote communication. If you are a beneficial owner of shares, please refer to the voting instructions provided from your brokerage firm, bank, dealer or other similar organization.

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A control number, located on the instruction sheet attached to the proxy card, is designated to verify your identity and allow you to vote your shares and confirm that your voting instructions have been recorded properly. If you vote via the internet or by telephone, there is no need to return a signed proxy card. However, you may still vote by proxy by using the proxy card.
Can I change my vote?
Yes. You may revoke the proxy at any time prior to the vote at the annual meeting by:
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delivering a written notice to the Secretary of the company, mailed to the company’s office at 241 18th Street South, Suite 650, Arlington, VA 22202;

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executing and submitting a later-dated proxy;

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re-voting your shares by telephone or on the internet; or

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attending the annual meeting by remote communication and voting during the annual meeting.

Only the latest validly executed proxy that you submit will be counted.
What vote is required to approve each of the proposals?
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Proposal 1  —  Election of directors: Because the number of nominations for election as directors at the annual meeting does not exceed the number of directors to be elected, our bylaws provide that each of the five nominees named in this proxy statement will be elected at the annual meeting by a vote of the majority of the votes cast with respect to such nominee’s election at the annual meeting (to the extent a quorum is present for the transaction of business). This means that in order to be elected at the annual meeting, the number of votes cast “for” such nominee’s election must exceed the number of votes cast “against” such nominee’s election (with abstentions and broker non-votes not counted as votes cast either “for” or “against” such nominee’s election). Accordingly, abstentions and broker non-votes will have no effect on the vote on this proposal. Our Corporate Governance Guidelines require, following any stockholder meeting at which directors are subject to an uncontested election, any incumbent director who receives a greater number of votes cast “against” such director’s election than votes cast “for” such director’s election (with abstentions and broker non-votes not counted as votes cast either “for” or “against” such director’s election) to submit, promptly after the final certification of the election results, a letter of resignation to the board of directors for consideration by the Nominating and Corporate Governance Committee. Our Corporate Governance Guidelines require the Nominating and Corporate Governance Committee to consider the offer of resignation and recommend to the board of directors whether to accept or reject the resignation, or whether other action should be taken.

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Proposal 2  —  Ratification of selection of independent registered public accounting firm: Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding on the Record Date that are present in person or represented by proxy and entitled to vote on this proposal. Abstentions will be counted as present in person or represented by proxy and entitled to vote on this proposal and therefore will have the effect of a vote against this proposal. Brokers have discretionary authority to vote your shares on this proposal without receiving instructions from you. We therefore do not expect any broker non-votes with respect to this proposal and therefore a failure to instruct your broker on how to vote on such matter will have no effect on the vote on the proposal.

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Proposal 3  —  Non-binding advisory vote on a resolution relating to the compensation of our Named Executive Officers: Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding on the Record Date that are present in person or represented by proxy and entitled to vote on the proposal. Abstentions will be counted as present in person or represented by proxy and entitled to vote on this proposal and therefore will have the effect of a vote against this proposal. Broker non-votes will not be counted as entitled to vote on this proposal and therefore will have no effect on the vote on this proposal.

What are the recommendations of the board of directors?
The board of directors recommends that you vote your shares on your proxy card:
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FOR the election of the directors nominated herein;

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FOR the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2027; and

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FOR the approval of a resolution relating to the compensation of our Named Executive Officers on a non-binding advisory basis

What if I do not specify how I want my shares to be voted?
If you are the record holder of your shares and do not specify on your proxy card (or when giving your proxy by telephone or the internet) how you want to vote your shares, your shares will be voted:
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FOR the election of directors nominated herein;

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FOR the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2027;

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FOR the approval of the resolution relating to the compensation of our Named Executive Officers on a non-binding, advisory basis; and

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with respect to any other business that may properly come before the annual meeting (which includes any adjournments or postponements thereof, in accordance with the best judgment of the designated proxy holders).

If you are a beneficial owner of shares and do not specify to the organization that holds your shares how you want to vote at the annual meeting, such organization may only vote your shares on “routine” matters. The only routine matter to be voted upon at this annual meeting is the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2027. Therefore, if you do not provide instructions to the record holder on how you want to vote at the annual meeting, your shares may not be voted on the election of directors or the proposal to approve, on a non-binding advisory basis, the resolution relating to the compensation of our Named Executive Officers. If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.
Is cumulative voting allowed for the election of directors?
No. You may not cumulate your votes for the election of directors.
What is the effect of an “ABSTAIN” vote?
Abstentions are considered to be present and entitled to vote with respect to the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2027 and the non-binding advisory vote on the resolution relating to the compensation of our Named Executive Officers, but our bylaws provide that abstentions are not considered votes cast either “for” or “against” the election of directors in an uncontested election. Therefore, an abstention will have the effect of a vote against each of the proposals, except for the election of directors.
What is a “broker non-vote”?
A “broker non-vote” occurs when a beneficial owner of shares held by a broker, bank or other nominee fails to provide the record holder with voting instructions on any “non-routine” matters brought to a vote at a stockholder meeting.
Under applicable rules, “non-routine” matters include the election of directors and the non-binding advisory vote on the resolution relating to the compensation of our Named Executive Officers. As such, a broker may not vote your shares with respect to the election of directors, the non-binding advisory vote on a resolution relating to the compensation of our Named Executive Officers or other non-routine matters that may properly come before the annual meeting without your instructions. If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

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When will the company announce the voting results?
We will announce preliminary voting results at the annual meeting. Final official results will be provided in a current report on Form 8-K filed with the SEC within four business days of the annual meeting (which will be available at www.sec.gov and www.avinc.com).
How are the proxies solicited and what is the cost?
We will bear the expense of soliciting proxies. Our directors, officers and other employees may solicit proxies in person, by telephone, by mail or by other means of communication, but such persons will not be specially compensated for such services. We may also reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable charges and expenses in connection with the distribution of proxy materials.
What is householding?
Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report may have been sent to multiple stockholders in a stockholder’s household. Additionally, you may have notified us that multiple stockholders share an address and thus you requested to receive only one copy of our notice of annual meeting, proxy statement and annual report. We will promptly deliver a separate copy of one or more of these documents to any stockholder who contacts our investor relations department at (703) 418-2828, via https://investor.avinc.com/contact-us or by mail addressed to Investor Relations, AeroVironment, Inc., 241 18th Street South, Suite 650, Arlington, VA 22202, requesting such copies. If a stockholder is receiving multiple copies of our notice of annual meeting, proxy statement and annual report at the stockholder’s household and would like to receive a single copy of the notice of annual meeting, proxy statement and annual report for a stockholder’s household in the future, stockholders should contact their broker, or other nominee record holder to request mailing of a single copy of the notice of annual meeting, proxy statement and annual report. Stockholders receiving multiple copies of these documents directly from us, and who would like to receive single copies in the future, should contact our investor relations department at the address above to make such a request.
How do I submit a proposal for action at next year’s annual meeting?
Stockholder Proposals for Inclusion in Next Year’s Proxy Statement. Stockholders may submit proposals on matters appropriate for stockholder action at meetings of our stockholders to be included in our proxy statement in accordance with Rule 14a-8 promulgated under the Exchange Act. To be eligible for inclusion in our proxy statement in accordance with Rule 14a-8 relating to our 2027 annual meeting of stockholders, stockholder proposals must be received at our principal executive offices no later than April 15, 2026 (120 calendar days prior to the anniversary of the date of the proxy statement for our 2026 annual meeting released to stockholders) and must otherwise satisfy the conditions established by the SEC for stockholder proposals to be included in our proxy statement for that meeting. However, in the event that the date of our 2027 annual meeting is more than 30 days before or after the anniversary of our 2026 annual meeting, a stockholder proposal will be timely for the purposes of Rule 14a-8 if received at our principal executive offices a reasonable time before we begin to print and send our proxy materials for the 2027 meeting.
Additionally, our bylaws contain “proxy-access” provisions permitting stockholders, or groups of up to 50 stockholders, owning at least three percent of our outstanding common stock continuously for at least three years, to nominate and include in our proxy materials director nominees constituting up to the greater of two individuals or twenty percent of the board, subject to certain limitations set forth in our bylaws, provided that the stockholders and the nominees satisfy the requirements specified in our bylaws.
Stockholder Proposals for Presentation at Next Year’s Annual Meeting. If a stockholder wishes to present a proposal, including a director nomination, at our 2027 annual meeting of stockholders and the proposal is not intended to be included in our proxy statement relating to that meeting pursuant to Rule 14a-8 or our “proxy access” bylaw provisions, the stockholder must give timely advance notice in writing and in proper form (including, without limitation, containing the information required by our bylaws) to our Secretary. To be timely, our bylaws require such advance notice with respect to the 2027 annual meeting to be

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given between May 27, 2027 (120 calendar days prior to the first anniversary of our 2026 annual meeting) and June 26, 2027 (90 calendar days prior to the first anniversary of our 2026 annual meeting). However, in the event that the date of the 2027 annual meeting is more than 30 days before or more than 60 days after the first anniversary of the 2026 annual meeting, to be timely, the stockholder’s advance notice must be received no earlier than the close of business on the 120th day prior to the 2027 annual meeting and no later than the close of business on the later of (1) the 90th day prior to the 2027 annual meeting or (2) the 10th day following the earlier of (a) the day on which notice of the 2027 annual meeting was mailed or (b) the date on which public announcement of the date of the 2027 annual meeting is first made by the company. If a stockholder fails to give timely notice of a proposal, including a director nomination, the stockholder will not be permitted to present the proposal to the stockholders for a vote at our 2027 annual meeting.
Could any additional proposals be raised at the 2026 annual meeting of stockholders?
The board of directors knows of no other matters to come before the annual meeting. Should any unanticipated business properly come before the annual meeting, the persons named in the enclosed proxy card will vote in accordance with their best judgment. The enclosed proxy card confers discretionary authority to such persons to vote on any unanticipated matters.
It is important that proxies be returned promptly. Stockholders are urged to date and sign the enclosed proxy card and return it promptly in the accompanying envelope, or to vote via the internet or by calling the toll-free number as instructed on the proxy card.
If stockholders have any questions or require any assistance with voting your shares, please contact the company’s corporate secretary.
ON BEHALF OF THE BOARD OF DIRECTORS
Wahid Nawabi
Chairman, President and Chief Executive Officer
Arlington, Virginia
August 14, 2026

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0 14475AEROVIRONMENT, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, a stockholder of AeroVironment, Inc., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Wahid Nawabi and Sean Woodward, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the annual meeting of stockholders of the Company, to be held on September 24, 2026, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows: (Continued and to be signed on the reverse side)1.1

ANNUAL MEETING OF STOCKHOLDERS OF AEROVIRONMENT, INC. September 24, 2026 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report/10-K are available at investor.avinc.com/financial-information/financial-filings-and-releases Please sign, date and mail your proxy card in the envelope provided as soon as possible.Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.Proposal 1. To elect the board of directors’ five nominees as directors: Nominees Edward R. Muller William J. Lynn, III Philip S. Davidson Mary Beth Long Michael D. Ruppert Proposal 2. To ratify the selection of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the fiscal year ending April 30, 2027: Proposal 3. Non-binding advisory vote on a resolution relating to the compensation of the company’s Named Executive Officers: FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x------------------ Please detach along perforated line and mail in the envelope provided. ---------------- 00003333330300000100 5 092426MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today at www.equiniti.com/us/ast-access. The undersigned hereby revokes any other proxy to vote at the annual meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH HEREIN OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES. The undersigned acknowledges receipt of a copy of the notice of annual meeting and accompanying proxy statement dated August 14, 2026, relating to the annual meeting.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038ANNUAL MEETING OF STOCKHOLDERS OF AEROVIRONMENT, INC. September 24, 2026, at 12:00 noon Eastern Time PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or remote communication. 00003333330300000100 5 092426COMPANY NUMBERACCOUNT NUMBERNOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report/10-K are available at investor.avinc.com/financial-information/financial-filings-and-releasesINTERNET - Access www.voteproxy.com and follow the instructions or scan the QR Code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or +1-201-299-4446 worldwide and follow the instructions. Have your proxy card available when you call. Vote online or by phone until 11:59 p.m. Eastern Time the day before the meet-ing. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting via live remote communication this year. To attend the meeting via remote communication please use password AVAV2026 and visit edge.media-server.com/mmc/p/tkapoeyh. Be sure to have your control number available. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today at www.equiniti.com/us/ast-access.MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.CONTROL NUMBERProposal 1. To elect the board of directors’ five nominees as directors: Nominees Edward R. Muller William J. Lynn, III Philip S. Davidson Mary Beth Long Michael D. Ruppert Proposal 2. To ratify the selection of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the fiscal year ending April 30, 2027: Proposal 3. Non-binding advisory vote on a resolution relating to the compensation of the company’s Named Executive Officers: FOR AGAINST ABSTAINTHE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE xThe undersigned hereby revokes any other proxy to vote at the annual meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH HEREIN OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES. The undersigned acknowledges receipt of a copy of the notice of annual meeting and accompanying proxy statement dated August 14, 2026, relating to the annual meeting.